UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

                  Investment Company Act file number 811-05084
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                    Mutual of America Investment Corporation
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               (Exact name of registrant as specified in charter)

                      320 Park Avenue, New York, N.Y. 10022
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               (Address of principal executive offices) (Zip code)

                                  John R. Greed
                     Executive Vice President and Treasurer
                    Mutual of America Life Insurance Company
                                 320 Park Avenue
                               New York, NY 10022
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                   (Name and address of agents for service)

       Registrant's telephone number, including area code: (212) 224-1600
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                      Date of fiscal year end: December 31
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                   Date of reporting period: December 31, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

      The Annual Report to Shareholders follows:

                                ANNUAL REPORTS OF

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                            SCUDDER VARIABLE SERIES I
                  AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
                        CALVERT SOCIAL BALANCED PORTFOLIO
                   FIDELITY INVESTMENTS(R) VARIABLE INSURANCE
                                 PRODUCTS FUNDS

                                DECEMBER 31, 2004

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

                                    CONTENTS

                                                                            Page
                                                                            ----
Annual Report of Mutual of America Investment Corporation
   President's Message ....................................................    1
   Portfolio Management Discussions .......................................    3
   Asset Allocations ......................................................   14
   Expense Example ........................................................   16
   Summary Portfolios of Investments in Securities:
     Money Market Fund ....................................................   20
     All America Fund .....................................................   22
     Equity Index Fund ....................................................   24
     Mid-Cap Equity Index Fund ............................................   26
     Bond Fund ............................................................   28
     Short-Term Bond Fund .................................................   31
     Mid-Term Bond Fund ...................................................   34
     Composite Fund .......................................................   37
     Aggressive Equity Fund ...............................................   40
     Conservative Allocation Fund .........................................   41
     Moderate Allocation Fund
     Aggressive Allocation Fund
   Statements of Assets and Liabilities ...................................   42
   Statements of Operations ...............................................   44
   Statements of Changes in Net Assets ....................................   46
   Financial Highlights ...................................................   48
   Notes to Financial Statements ..........................................   58
   Report of Independent Registered Public Accounting Firm ................   65
   Directors and Officers .................................................   66
   Additional Information .................................................   66

Annual Report of Scudder Variable Series I: Bond Portfolio

Annual Report of Scudder Variable Series I: Capital Growth Portfolio

Annual Report of Scudder Variable Series I: International Portfolio

Annual Report of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc.

Annual Report of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.

Annual Report of Fidelity Investments Variable Insurance Products Funds:
Equity-Income Portfolio

Annual Report of Fidelity Investments Variable Insurance Products Funds:
Contrafund Portfolio

Annual Report of Fidelity Investments Variable Insurance Products Funds: Asset Manager Portfolio

                    Mutual of America Investment Corporation

      The year 2004 was characterized by greater-than-normal uncertainty. There was concern early in the year that the nascent economic recovery was not sustainable because job growth remained muted. Also troubling at this time were continually escalating crude oil prices, from the high $20s to $40 per barrel by early summer. Despite these apparent obstacles to growth, the Federal Reserve had been strongly suggesting for some time that short-term interest rates would have to be revised from abnormally low levels. Meanwhile, military efforts to stabilize Iraq so that it could assume self-government were not going as well as had been hoped for.

      During the first half of 2004, both the bond and stock markets moved sideways, but with a fair degree of volatility. The 10-Year Treasury bond began the year at a yield of 4.25%, fell to 3.68% by the middle of March, and then rose dramatically to a high for the year of 4.87% in mid-June. The stock market reacted to the noted uncertainty by engaging in very rapid sector rotation -- by the end of June, the S&P 500 had advanced little more than 2%, none of the 10 S&P 500 sectors traded outside a range of plus or minus 4% of the overall index, and no one sector ranked either first or last in more than one month.

      Two important events occurred around June 30th. First, following through on announced plans, the United States Military Command in Iraq handed over political authority to an interim Iraqi government in anticipation of free democratic elections scheduled for January 2005. Second, the Federal Reserve changed the Fed Funds rate for the first time in 13 months with an increase of 25 basis points in what was clearly telegraphed as only the beginning of a monetary tightening cycle.

      While both of these events eliminated some of the uncertainty that had prevailed, they simultaneously raised new issues. Would the new Iraqi authority succeed in preparing the way to elections, and could the Iraqis assume the responsibility for their own security? As for domestic monetary policy, when and by how much would the Federal Reserve raise rates again, and more importantly, how high would short rates eventually go? Furthermore, the price of oil reached $50 per barrel by the end of September. And during the same period of time, domestic attention shifted to the upcoming Presidential and Congressional elections as the summer political party conventions and subsequent debates focused the issues, making it apparent that the campaign would be intense and the results likely to be very close.

      In this context, the stock market continued its sideways motion, although energy stocks began to clearly outperform as rising oil prices ensured increasing earnings estimates for companies in this sector. Interestingly, from the end of June, the long-term bond yield proceeded to drift lower, dropping below the 4% level in late October, even while short rates had risen twice in the interim, bringing the Fed Funds rate to 1.75% from the low of 1.00%.

      Then two pivotal events seemed to give the markets at least a partial respite from the outstanding uncertainties. On October 25th, oil prices peaked at $55 per barrel, and began a quick 5% decline over the next week to close at $49.62 on November 2nd, the day that George W. Bush was reelected to his second term as President of the United States.

      During the last two months of 2004, the stock market rallied 7%, with the S&P 500 finishing the year exactly 100 points above its prior year close. This year-over-year increase from 1,111.92 to 1,211.92 represented a 9% price advance for the year. When dividends are included, the total return measured 10.9%. The 10-Year Treasury yield drifted up modestly during the same time period despite two Fed Funds rate hikes to end the year at 4.22%, ironically almost exactly the same yield at which it ended 2003 (4.25%).

      In retrospect, the key driving force behind the stock market in 2004 was the persistence of economic growth and the profits, cash flows and returns that were generated. S&P 500 corporate profits for the fourth quarter of 2004 are likely to be up nearly 20%, which would be the third quarter out of four in which profits advanced 20% or more, confirmation of a powerful recovery. The fact that stock prices did not advance as much as did profits in 2004 has in part to do with the prior year's 28% increase in the S&P 500 in anticipation of the strong profits of 2004, but also as a result of a valuation overhang created by the end of the technology bubble. Price/Earnings multiples expanded dramatically during the final phase of the late 1990s bull market, but have contracted significantly since then. They are still viewed as potentially too high by investors still recovering from a 75% collapse in the Nasdaq Composite and a nearly 50% decline in S&P 500 stocks since 2000.

The total return performance for each of the Mutual of America Investment Corporation Funds is reflected below:

             Total Returns -- Twelve Months Ended December 31, 2004

Money Market Fund ..........................................             + 1.10%
All America Fund ...........................................             + 8.23%
Equity Index Fund ..........................................             +10.69%
Mid-Cap Index Fund .........................................             +16.28%
Bond Fund ..................................................             + 4.61%
Short-Term Bond Fund .......................................             + 1.56%
Mid-Term Bond Fund .........................................             + 2.26%
Composite Fund .............................................             + 6.34%
Aggressive Equity Fund .....................................             + 5.42%
Conservative Allocation Fund ...............................             + 4.72%
Moderate Allocation Fund ...................................             + 8.27%
Aggressive Allocation Fund .................................             + 9.92%

      The above total return performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

      On the pages immediately  following are brief presentations and graphs for
each  Fund  (except  the  Money  Market  Fund)  which   illustrate  each  Fund's
respective:

      o Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;

      o Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

      o Historical performance compared with an appropriate index.

      The portfolios of each Fund and financial statements are presented in the pages which then follow.

      Thank you for your continued investment in our Funds.

                                        Sincerely,

                                         /s/ Manfred Altstadt
                                        ----------------------------------------
                                        Manfred Altstadt
                                        Chairman of the Board, President
                                        and Chief Executive Officer
                                        Mutual of America Investment Corporation

                                MONEY MARKET FUND

      The Money Market Fund's investment objective is to realize high current income while maintaining liquidity, investment quality and stability of capital. Through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies, the Fund returned 1.10% for the twelve months ended December 31, 2004. Short-term rates moved higher over the second half of 2004 as the Federal Open Market Committee raised the Fed Funds rate five times, bringing it to 2.25%, up from 1.0% on December 31, 2003. The seven-day effective yield as of February 15, 2005 is 2.31%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

                                ALL AMERICA FUND

      The investment objective of the All America Fund is to outperform the S&P 500 Index(R). The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500 Index(R) with the remaining 40% actively managed, using four different investment approaches. The actively managed portion of the fund is approximately equally distributed among large-cap growth, small-cap growth, large-cap value and small-cap value. Mutual of America Capital Management
Corporation manages the value assets and the small cap growth assets. A sub-advisor manages the large cap growth assets.

      The U.S. equity markets continued their advances that started in early 2003 through year-end 2004, with positive performance across all market caps. However, the overall equity performance in 2004 was not nearly as robust as that of 2003. Equity markets have been held in check due to opposing forces of strong earnings growth and fairly reasonable equity valuation levels on one side and the prospect of higher interest rates and the inevitable slowing of growth on the other side.

      The Fund's return for the twelve months ending December 31, 2004 was 8.23% versus the benchmark return of 10.88%, due to underperformance of the active small-cap growth and large-cap growth portions of the Fund.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                Dates              All America Fund      S & P 500 Index
                -----              ----------------      ---------------

             12/31/1994                10,000                10,000
             12/31/1995                13,658                13,758
             12/31/1996                16,488                16,922
             12/31/1997                20,906                22,568
             12/31/1998                25,350                29,015
             12/31/1999                31,890                35,120
             12/31/2000                30,297                31,921
             12/31/2001                25,033                28,128
             12/31/2002                19,429                21,912
             12/31/2003                25,843                28,199
             12/31/2004                27,971                31,267

                                All America Fund*
                                -----------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,823           8.23%          8.23%
             5 Years          $ 8,771         -12.29%         -2.59%
             10 Years         $27,971         179.71%         10.83%

                                 S & P 500 INDEX
                                 ---------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,088          10.88%         10.88%
             5 Years          $ 8,902         -10.98%         -2.30%
             10 Years         $31,266         212.66%         12.07%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                                EQUITY INDEX FUND

      The Equity Index Fund's objective is to replicate the performance of the S&P 500 Index(R).

      The S&P 500 Index(R) consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock's weight in the Index proportionate to its market value. The weightings make each company's influence on the Index's performance directly proportional to that company's market value.

      For the twelve months ended December 31, 2004, the S&P 500 Index(R) had a positive double digit return for the second consecutive year following three years of negative performance. All sectors within the Index posted positive returns with energy and utilities representing the best performing sectors. The weakest sectors were healthcare and technology.

      The Fund's performance for the twelve months ended December 31, 2004 was 10.69%, in line with the benchmark return of 10.88%. Note that the Fund's performance includes expenses, such as transaction costs and management fees, which are not reflected in the benchmark.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

               Dates              Equity Index Fund     S & P 500 Index
               -----              -----------------     ---------------
             12/31/1994                10,000                10,000
             12/31/1995                13,662                13,758
             12/31/1996                16,770                16,922
             12/31/1997                22,320                22,568
             12/31/1998                28,699                29,015
             12/31/1999                34,617                35,120
             12/31/2000                31,496                31,921
             12/31/2001                27,662                28,128
             12/31/2002                21,539                21,912
             12/31/2003                27,639                28,199
             12/31/2004                30,595                31,267

                                Equity Index Fund
                                -----------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,069          10.69%         10.69%
             5 Years          $ 8,838         -11.62%         -2.44%
             10 Years         $30,595         205.95%         11.83%

                                 S & P 500 Index
                                 ---------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,088          10.88%         10.88%
             5 Years          $ 8,902         -10.98%         -2.30%
             10 Years         $31,266         212.66%         12.07%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                            MID-CAP EQUITY INDEX FUND

      The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P 400 MidCap Index(R). The index is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company's influence on the index's performance directly proportional to that company's market value. The companies included in the index tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

      For the twelve months ended December 31, 2004, the S&P 400 outperformed the S&P 500 Index(R) for the fifth consecutive year. During this period the S&P 400 Mid-Cap Index(R) generated its second consecutive year of double-digit growth after two years of negative returns. For the 12 months ended December 31, 2004, the best performing sectors were energy and materials. The weakest sector was technology; the only sector to post a negative return.

      The Mid-Cap Equity Index Fund's performance for the twelve-month period ending December 31, 2004 was 16.28% versus the 16.48% return of the S&P MidCap 400 Index(R). Mid-cap futures do not trade as precisely as the larger cap instruments so the cash flows in and out of the Fund can have a larger impact on the performance, which therefore, may vary from the benchmark. In addition, the performance of the Fund includes expenses, such as transaction costs and management fees, which are not reflected in the benchmark.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

               Dates           Mid Cap Eq.Index Fund     S & P 400 Index
               -----           ---------------------     ---------------
             5/3/1999                  10,000                10,000
             12/31/1999                11,174                11,180
             12/31/2000                13,039                13,138
             12/31/2001                12,900                13,057
             12/31/2002                10,934                11,163
             12/31/2003                14,787                15,140
             12/31/2004                17,194                17,635

                            Mid-Cap Equity Index Fund
                            -------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,628          16.28%         16.28%
             5 Years          $15,388          53.88%          9.00%
             Since 5/3/99
             (Inception)      $17,194          71.94%         10.05%

                             S & P MidCap 400 Index
                             ----------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,648          16.48%         16.48%
             5 Years          $15,773          57.73%          9.54%
             Since 5/3/99
             (Inception)      $17,635          76.35%         10.54%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                                    BOND FUND

      The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk by investing primarily in investment grade, publicly traded debt securities. A secondary objective is preservation of capital. The Fund primarily invests in corporate, U.S. Government agency and mortgage backed securities, all of which normally yield more than U.S. Treasury issues. The Fund measures its performance against the Lehman Brothers Aggregate Bond Index(R) ("Index").

      The ten-year Treasury rate on December 31, 2004 was 4.22%, three basis points lower than the prior year-end. Conversely, yields on five-year Treasuries increased by 36 basis points, finishing 2004 at 3.61%. After five rate hikes over 2004 the Fed Funds rate finished the year at 2.25%, causing short rates to move higher. Concerns over both inflation, though still tame, and economic growth drove longer rates lower causing the yield curve to flatten considerably. The spread between the two-year treasury yield and the 30-year treasury yield declined by 149 basis points, finishing 2004 at 176 basis points.

      In the Index, corporate bonds outperformed Treasuries and Agencies due to improved fundamentals and a 50% decline in the default rate. Mortgage-backed securities, which also outperformed Treasuries and Agencies, benefited as a result of low volatility and increased demand from foreign central banks.

      The Bond Fund's return for 2004 was 4.61%, compared to 4.34% for the Index. The primary reason for the outperformance was the overweighting in corporate bonds relative to the Index. The effects of the outperformance are further enhanced when one considers that the performance of the Fund includes expenses, such as transaction costs and management fees, which are not reflected in the benchmark.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                Dates                 Bond Fund            Lehman AGBI
                -----                 ---------            -----------
             12/31/1994                10,000                10,000
             12/31/1995                11,941                11,848
             12/31/1996                12,366                12,275
             12/31/1997                13,655                13,463
             12/31/1998                14,631                14,631
             12/31/1999                14,353                14,509
             12/31/2000                15,625                16,197
             12/31/2001                16,990                17,560
             12/31/2002                18,137                19,364
             12/31/2003                19,357                20,160
             12/31/2004                20,250                21,035

                                    Bond Fund
                                    ---------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,461           4.61%          4.61%
             5 Years          $14,109          41.09%          7.13%
             10 Years         $20,250         102.50%          7.31%

                        Lehman Bros. Aggregate Bond Index
                        ---------------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,434           4.34%          4.34%
             5 Years          $14,496          44.96%          7.71%
             10 Years         $21,035         110.35%          7.72%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not.

                              SHORT-TERM BOND FUND

      The Short-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Fund primarily invests in corporate, U.S. Government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues. The Fund's strategy focuses on overweighting corporate and agency bonds, which yield more than competing index sectors.

      Over the 12-month period ended December 31, 2004 the yield on two-year Treasury issues increased from 1.82% to 3.07%. Mortgage-backed securities, which make up a large portion of the Fund, outperformed other securities with a similar duration. However, as these bonds mature, generally they will be replaced by corporate bonds. The Fund's return was 1.56% for 2004, compared to the Citigroup 1-3 Year Government and Corporate Index(R) return of 1.29% for the same period, due to strong performance in mortgage-backed securities and a concentration in agency bonds. The effects of the outperformance are further enhanced when one considers that the performance of the Fund includes expenses, such as transaction costs and management fees, which are not reflected in the benchmark.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                                     Short-Term        Citigroup 1-3 Year
                Dates                 Bond Fund            Bond Index
                -----                 ---------            ----------
             12/31/1994                10,000                10,000
             12/31/1995                10,774                11,089
             12/31/1996                11,306                11,661
             12/31/1997                11,989                12,439
             12/31/1998                12,668                13,306
             12/31/1999                13,206                13,742
             12/31/2000                14,234                14,862
             12/31/2001                15,294                16,175
             12/31/2002                16,066                17,181
             12/31/2003                16,345                17,676
             12/31/2004                16,601                17,904

                              Short-Term Bond Fund
                              --------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,156           1.56%          1.56%
             5 Years          $12,571          25.71%          4.68%
             10 Years         $16,601          66.01%          5.20%

                          Citigroup 1-3 Year Bond Index
                          -----------------------------

                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,129           1.29%          1.29%
             5 Years          $13,027          30.27%          5.43%
             10 Years         $17,903          79.03%          6.00%

The line representing the performance return of the Short-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                               MID-TERM BOND FUND

      The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Fund primarily invests in corporate and U.S. Government agency securities, which normally yield more than U.S. Treasury issues.

      The Fund is significantly overweighted in Agencies and underweighted in Treasuries and corporate bonds compared to the Citigroup 3-7 Year Government and Corporate Index(R) ("Index"). For the twelve months ended December 31, 2004, the Fund returned 2.26% compared to the Index, which returned 3.42%, due to the underweighting in corporate bonds.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                                      Mid-Term         Citigroup 3-7 Year
               Dates                 Bond Fund             Bond Index
               -----                 ---------             ----------
             12/31/1994                10,000                10,000
             12/31/1995                11,629                11,688
             12/31/1996                12,081                12,140
             12/31/1997                12,968                13,144
             12/31/1998                13,792                14,315
             12/31/1999                13,982                14,314
             12/31/2000                14,660                15,837
             12/31/2001                16,190                17,334
             12/31/2002                17,754                19,237
             12/31/2003                18,244                20,205
             12/31/2004                18,657                20,896

                               Mid-Term Bond Fund
                               ------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,226           2.26%          2.26%
             5 Years          $13,343          33.43%          5.94%
             10 Years         $18,657          86.57%          6.43%

                          Citigroup 3-7 Year Bond Index
                          -----------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,342           3.42%          3.42%
             5 Years          $14,597          45.97%          7.86%
             10 Years         $20,895         108.95%          7.65%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                                 COMPOSITE FUND

      The Composite Fund invests in a diversified portfolio of common stocks and fixed income securities seeking appreciation and current income. The equity portion of the Fund invests in stocks within the S&P 500 Index(R).

      The S&P 500 Index(R) continued its advance that started at the beginning of 2003 and lasted through the end of 2004. However, the index's performance in 2004 was not nearly as robust as that of 2003. This was mainly due to opposing forces of strong earnings growth and fairly reasonable equity valuation levels on one side, and the prospect of higher interest rates and the inevitable slowing of growth on the other side.

      The ten-year Treasury rate on December 31, 2004 was 4.22%, three basis points lower than one year ago. Conversely, yields on five-year Treasuries increased by 36 basis points, finishing 2004 at 3.61%. After five rate hikes over 2004, Fed Funds finished the year at 2.25%, causing short rates to move higher. Concern over both inflation, though still tame, and economic growth drove longer rates lower, causing the yield curve to flatten considerably. The spread between the two-year treasury yield and the 30-year treasury yield declined by 149 basis points, finishing 2004 at 176 basis points.

      In the Lehman Brothers Aggregate Bond Index(R), corporate bonds outperformed Treasuries and Agencies due to improved fundamentals and a 50% decline in the default rate. Mortgage-backed securities, which also outperformed Treasuries and Agencies, benefited as a result of low volatility and increased demand from foreign central banks.

      For the twelve months ended December 31, 2004, the Composite Fund returned 6.34% compared to the benchmark return of 7.30%, 40% of which is based on the Lehman Brothers Aggregate Bond Index(R) (which returned 4.34%), 50% of which is based on the S&P 500 Index(R) (which returned 10.88%) and 10% of which is based on the Citigroup 3-Month T-Bill Index(R) (which returned 1.24%). The underperformance was attributable to the equity portion of the Fund, specifically an underweighting in the energy sector and an emphasis on particular segments of the healthcare industry.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                                                           Citigroupx
                                      Lehman Bros  S & P     3 - Mo.
                           Composite   Aggregate    500   Treasury Bill
               Dates         Fund     Bond Index   Index      Index
               -----         ----     -----------  -----     ------
             12/31/1994     10,000     10,000     10,000     10,000
             12/31/1995     12,190     11,848     13,758     10,575
             12/31/1996     13,640     12,275     16,922     11,130
             12/31/1997     16,055     13,463     22,567     11,715
             12/31/1998     18,376     14,631     29,015     12,306
             12/31/1999     21,166     14,509     35,120     12,889
             12/31/2000     21,053     16,197     31,920     13,658
             12/31/2001     18,738     17,560     28,128     14,216
             12/31/2002     17,332     19,364     21,912     14,458
             12/31/2003     20,492     20,160     28,198     14,613
             12/31/2004     21,792     21,035     31,266     14,794

                                 Composite Fund
                                 --------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,634           6.34%          6.34%
             5 Years          $10,296           2.96%          0.58%
             10 Years         $21,792         117.92%          8.10%

                                 S & P 500 Index
                                 ---------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,088          10.88%         10.88%
             5 Years          $ 8,902         -10.98%         -2.30%
             10 Years         $31,266         212.66%         12.07%

                        Lehman Bros. Aggregate Bond Index
                        ---------------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,434           4.34%          4.34%
             5 Years          $14,496          44.96%          7.71%
             10 Years         $21,035         110.35%          7.72%

                        Citigroup 3 - Month T-Bill Index
                        --------------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,124           1.24%          1.24%
             5 Years          $11,476          14.76%          2.79%
             10 Years         $14,794          47.94%          3.99%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not.

                             AGGRESSIVE EQUITY FUND

      The objective of the Aggressive Equity Fund is to generate capital appreciation by investing in small-cap growth and value stocks, with the respective weightings to be determined by market conditions.

      For the twelve months ended December 31, 2004, the small-cap Russell 2000(R) Index returned 18.33%, outperforming larger caps as measured by either the S&P 400 Index(R) or the S&P 500 Index(R). For the period ending December 31, 2004, the best performing sectors were financial services and materials & processing; the worst performer was technology. All sectors, with the exception of technology, contributed positively for the period and, overall, value outperformed growth.

      Over the twelve-month period ended December 31, 2004, the Fund returned 5.42% versus an 18.33% return for the Russell 2000 Index(R). The underperformance for the period was mainly due to an overconcentration within components of the technology and health care sectors, which under-performed relative to the index.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                                     Aggressive              Russell
               Dates                Equity Fund            2000 Index
               -----                -----------            ----------
             12/31/1994                10,000                10,000
             12/31/1995                13,815                12,844
             12/31/1996                17,626                14,962
             12/31/1997                21,285                18,307
             12/31/1998                20,190                17,841
             12/31/1999                28,929                21,634
             12/31/2000                28,593                20,978
             12/31/2001                25,556                21,500
             12/31/2002                20,327                17,097
             12/31/2003                28,330                25,176
             12/31/2004                29,865                29,790

                             Aggressive Equity Fund
                             ----------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,542           5.42%          5.42%
             5 Years          $10,323           3.23%          0.64%
             10 Years         $29,865         198.65%         11.56%

                               Russell 2000 Index
                               ------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,833          18.33%         18.33%
             5 Years          $13,769          37.69%          6.61%
             10 Years         $29,789         197.89%         11.53%

The line representing the performance return of the Aggressive Equity Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

                          CONSERVATIVE ALLOCATION FUND

      The Conservative Allocation Fund invests primarily in the fixed income Funds of the Investment Company and also invests in an equity Fund of the Investment Company. The Fund's target allocation is approximately 75% of net assets in fixed income Funds and approximately 25% of net assets in equity
Funds. The Fund seeks to maintain approximately 30% of its net assets in the Bond Fund, approximately 30% in the Mid-Term Bond Fund, approximately 15% in the Short-Term Bond Fund and approximately 25% in the Equity Index Fund.

      The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. Performance for the Fund is compared to the Lehman Brothers Aggregate Bond Index(R) (75% weighting) and the S&P 500 Index(R) (25% weighting). For the twelve months ended December 31, 2004, the Fund returned 4.72% versus a 5.98% return based on the weighted returns in the Lehman Brothers Aggregate Bond Index(R) and the S&P 500 Index(R). The Fund's underperformance was due to the portion of its investments in the shorter-term bond funds, which underperformed the longer-term benchmark.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                             Conservative        S&P       Lehman Bros.
                              Allocation         500      Aggregate Bond
               Dates             Fund           Index         Index
               -----             ----           -----         -----
             5/20/2003          10,000         10,000         10,000
             12/31/2003         10,532         12,208         10,037
             12/31/2004         11,030         13,536         10,473

                          Conservative Allocation Fund
                          ----------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,472           4.72%          4.72%
             Since 5/20/03
             (Inception)      $11,030          10.30%          6.26%

                                 S & P 500 Index
                                 ---------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,088          10.88%         10.88%
             Since 5/20/03
             (Inception)      $13,536          35.36%         20.64%

                        Lehman Bros. Aggregate Bond Index
                        ---------------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,434           4.34%          4.34%
             Since 5/20/03
             (Inception)      $10,473           4.73%          2.90%

The line representing the performance return of the Conservative Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds that reduce returns, while the performance return line of the Indicies do not.

                            MODERATE ALLOCATION FUND

      The Moderate Allocation Fund invests in the equity and fixed income Funds of the Investment Company. The Fund's target allocation is approximately 50% of net assets in equity Funds and approximately 50% of net assets in fixed income Funds. The Fund seeks to maintain approximately 35% of its net assets in the Equity Index Fund, approximately 15% in the Mid-Cap Equity Index Fund, approximately 30% in the Bond Fund and approximately 20% in the Mid-Term Bond Fund.

      The objective of the Moderate Allocation Fund is capital appreciation and current income. Performance for the Fund is compared to the S&P 500 Index(R) (50% weighting) and the Lehman Brothers Aggregate Bond Index(R) (50% weighting). For the twelve months ending December 31, 2004, the Fund returned 8.27% versus a 7.61% return based on the weighted returns of the S&P 500 Index(R) and the Lehman Brothers Aggregate Bond Index(R). The Bond Fund portion of the Fund outperformed the Lehman Index (due to the Fund's overweighting in corporate bonds) and the Mid-Cap Equity Index Fund portion of the Fund outperformed the S&P 500 Index(R), which leans more towards large-cap stocks. The effects of the outperformance are further enhanced when one considers that the performance of the Fund includes expenses, such as transaction costs and management fees, which are not reflected in the benchmark.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                               Moderate         S&P         Lehman Bros.
                              Allocation        500          Aggregate
               Dates             Fund          Index        Bond Index
               -----             ----          -----        ----------
             5/20/2003          10,000         10,000         10,000
             12/31/2003         11,173         12,208         10,037
             12/31/2004         12,098         13,536         10,473

                            Moderate Allocation Fund
                            ------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,827           8.27%          8.27%
             Since 5/20/03
             (Inception)      $12,098          20.98%         12.52%

                                 S & P 500 Index
                                 ---------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,088          10.88%         10.88%
             Since 5/20/03
             (Inception)      $13,536          35.36%         20.64%

                        Lehman Bros. Aggregate Bond Index
                        ---------------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,434           4.34%          4.34%
             Since 5/20/03
             (Inception)      $10,473           4.73%          2.90%

The line representing the performance return of the Moderate Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds that reduce returns, while the performance return line of the Indicies do not.

                           AGGRESSIVE ALLOCATION FUND

      The Aggressive Allocation Fund invests in the equity and fixed income Funds of the Investment Company. The Fund's target allocation is approximately 75% of net assets in equity Funds and approximately 25% of net assets in fixed income Funds. The Fund seeks to maintain approximately 45% of its net assets in the Equity Index Fund, approximately 20% in the Mid-Cap Equity Index Fund, approximately 10% in the Aggressive Equity Fund and approximately 25% in the Bond Fund.

      The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. Performance for the Fund is compared to the S&P 500 Index(R) (75% weighting) and the Lehman Brothers Aggregate Bond Index(R) (25% weighting). For the twelve months ending December 31, 2004, the Fund returned 9.92% versus a 9.25%% return based on the weighted returns of the S&P 500 Index(R) and the Lehman Brothers Aggregate Bond Index(R). The Fund's outperformance was due to its investments in the Mid-Cap Equity Index Fund and the small-cap stocks included in the Aggressive Equity Fund, which outperformed the S&P 500 Index(R). In addition, the Bond Fund outperformed the Lehman Index due to the Fund's overweighting in corporate bonds. The effects of the outperformance are further enhanced when one considers that the performance of the Fund includes expenses, such as transaction costs and management fees, which are not reflected in the benchmark.

 [The following table was represented as a line chart in the printed material.]

                         GROWTH OF A $10,000 INVESTMENT

                              Aggressive        S&P         Lehman Bros.
                              Allocation        500       Aggregage Bond
               Dates             Fund          Index           Index
               -----             ----          -----           -----
             5/20/2003          10,000         10,000         10,000
             12/31/2003         11,927         12,208         10,037
             12/31/2004         13,110         13,536         10,473

                           Aggressive Allocation Fund
                           --------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,992           9.92%          9.92%
             Since 5/20/03
             (Inception)      $13,110          31.10%         18.27%

                                 S & P 500 Index
                                 ---------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $11,088          10.88%         10.88%
             Since 5/20/03
             (Inception)      $13,536          35.36%         20.64%

                        Lehman Bros. Aggregate Bond Index
                        ---------------------------------
                                                     Total Return
             Period           Growth           ----------------------
             Ended              of              Cumu-         Average
             12/31/04         $10,000          lative          Annual
             --------------------------------------------------------
             1 Year           $10,434           4.34%          4.34%
             Since 5/20/03
             (Inception)      $10,473           4.73%          2.90%

The line representing the performance return of the Aggressive Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds that reduce returns, while the performance return line of the Indicies do not.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    ASSET ALLOCATIONS AS OF DECEMBER 31, 2004

  [The following table was represented as a pie chart in the printed material.]

                                Money Market Fund

               U.S. Government Agencies Discount Notes 58.0% Commercial Paper 42.0%

  [The following table was represented as a pie chart in the printed material.]

                                   All America

               Indexed Common Stocks                        39.6%
               Active Common Stocks                         56.2%
               Short-Term Debt Securities                    4.1%
               Cash Investments                              0.1%

  [The following table was represented as a pie chart in the printed material.]

                                Equity Index Fund

               Common Stocks                                95.7%
               Short-Term Debt Securities                    4.3%

  [The following table was represented as a pie chart in the printed material.]

                            Mid-Cap Equity Index Fund

               Common Stocks                                89.8%
               Short-Term Debt Securities                   10.2%

  [The following table was represented as a pie chart in the printed material.]

                                    Bond Fund

               U.S. Gov't Long-Term Debt                     4.1%
               U.S. Gov't Agency Long-Term Debt             43.4%
               Corporate Long-Term Debt                     45.7%
               Short-Term Debt Securities                    6.8%

  [The following table was represented as a pie chart in the printed material.]

                              Short-Term Bond Fund

               U.S. Gov't. Long-Term Debt                   30.1%
               U.S. Gov't. Agency Long-Term Debt            51.5%
               Corporate Long-Term Debt                     12.5%
               Short-Term Debt Securities                    2.9%
               Cash Investments                              3.0%

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
              ASSET ALLOCATIONS AS OF DECEMBER 31, 2004 (Continued)

  [The following table was represented as a pie chart in the printed material.]

                               Mid-Term bond Fund

               U.S. Gov't. Long-Term Debt                    4.4%
               U.S. Gov't. Agency Long-Term Debt            61.2%
               Corporate Debt                               31.2%
               Short-Term Debt Securities                    2.2%
               Cash Investments                              1.0%

  [The following table was represented as a pie chart in the printed material.]

                                 Composite Fund

               Common Stocks                                60.6%
               Long-Term Debt Securities                    38.3%
               Short-Term Debt Securities                    1.0%
               Cash Investments                              0.1%

  [The following table was represented as a pie chart in the printed material.]

                             Aggressive Equity Fund

               Common Stocks                                97.0%
               Short-Term Debt Securities                    3.0%

  [The following table was represented as a pie chart in the printed material.]

                          Conservative Allocation Fund

               MoA Bond Fund                                30.0%
               MoA Mid-Term Bond Fund                       30.0%
               MoA Equity Index Fund                        25.0%
               MoA Short-Term Bond Fund                     15.0%

  [The following table was represented as a pie chart in the printed material.]

                            Moderate Allocation Fund

               MoA Bond Fund                                30.0%
               MoA Mid-Term Bond Fund                       20.0%
               MoA Equity Index Fund                        35.0%
               MoA Mid-Cap Equity Index Fund                15.0%

  [The following table was represented as a pie chart in the printed material.]

                           Aggressive Allocation Fund

               MoA Bond Fund                                24.9%
               MoA Equity Index Fund                        44.9%
               MoA Mid-Cap Equity Index Fund                20.1%
               Aggressive Equity Fund                       10.1%

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                                 EXPENSE EXAMPLE

                                     EXAMPLE

      As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management Corporation, the Funds' Advisor, has contractually agreed to limit each Fund's total operating expenses to its investment management fees. This contractual obligation remains in effect for 2005 and will continue for each following calendar year unless the Advisor gives notice to the Investment Company within two weeks before the next calendar year begins.

      This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2004 and held for the entire period ending December 31, 2004.

                                 ACTUAL EXPENSES

      The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

                                Money Market Fund
                                -----------------

                                                                                     Expenses Paid
                                              Beginning             Ending           During Period*
                                            Account Value        Account Value          July 1 -
                                            July 1, 2004       December 31, 2004    December 31, 2004
                                            ------------       -----------------    -----------------
  Actual                                        $1,000              $1,007                 $1
  Hypothetical
    (5% return before expenses)                 $1,000              $1,024                 $1


----------
* Expenses are equal to the Fund's annual expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                All America Fund
                                ----------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,069                 $3
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,022                 $3


----------
* Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                           EXPENSE EXAMPLE (Continued)

                                Equity Index Fund
                                -----------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,071                 $1
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,024                 $1


----------
* Expenses are equal to the Fund's annual expense ratio of 0.125%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                            Mid-Cap Equity Index Fund
                            -------------------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,097                 $1
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,024                 $1


----------
* Expenses are equal to the Fund's annual expense ratio of 0.125%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                    Bond Fund
                                    ---------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,040                 $3
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,022                 $3


----------
* Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                              Short-Term Bond Fund
                              --------------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,011                 $3
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,022                 $3


----------
* Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                           EXPENSE EXAMPLE (Continued)

                               Mid-Term Bond Fund
                               ------------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,028                 $3
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,022                 $3


----------
* Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                 Composite Fund
                                 --------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,053                 $3
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,022                 $3


----------
* Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                          Aggressive Equity Index Fund
                          ----------------------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,110                 $5
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,020                 $4


----------
* Expenses are equal to the Fund's annual expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                          Conservative Allocation Fund
                          ----------------------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,041                 $2
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,023                 $2


----------
* Expenses are equal to the Fund's annual expense ratio of 0.41% (which is based on the expenses of the underlying funds), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                           EXPENSE EXAMPLE (Continued)

                            Moderate Allocation Fund
                            ------------------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,058                 $2
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,023                 $2


----------
* Expenses are equal to the Fund's annual expense ratio of 0.31% (which is based on the expenses of the underlying funds), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                           Aggressive Allocation Fund
                           --------------------------

                                                                                        Expenses Paid
                                              Beginning                Ending           During Period*
                                            Account Value           Account Value          July 1 -
                                            July 1, 2004          December 31, 2004    December 31, 2004
                                            ------------          -----------------    -----------------
  Actual                                        $1,000                 $1,074                 $2
  Hypothetical
    (5% return before expenses)                 $1,000                 $1,023                 $1


----------
* Expenses are equal to the Fund's annual expense ratio of 0.29% (which is based on the expenses of the underlying funds), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                                                                        Face
                                                                   Rating*       Rate    Maturity      Amount         Value
                                                                   -------       ----    --------   ----------     ----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
DISCOUNT NOTES (58.0%)
   FFCC........................................................       AAA        2.30%   01/05/05   $  264,000     $  263,933
   FHLB........................................................       AAA        2.26    01/14/05      200,000        199,837
   FHLB........................................................       AAA        2.30    01/21/05      200,000        199,744
   FHLMC.......................................................       AAA        2.26    01/06/05      316,000        315,901
   FHLMC.......................................................       AAA        2.27    01/10/05      500,000        499,716
   FHLMC.......................................................       AAA        2.26    01/11/05    9,761,000      9,754,866
   FHLMC.......................................................       AAA        2.26    01/14/05    2,434,000      2,432,011
   FHLMC.......................................................       AAA        2.27    01/18/05      250,000        249,732
   FHLMC.......................................................       AAA        2.27    02/01/05   17,750,000     17,715,266
   FHLMC.......................................................       AAA        2.29    02/01/05      200,000        199,605
   FHLMC.......................................................       AAA        2.26    02/08/05      700,000        698,328
   FNMA........................................................       AAA        1.06    01/03/05    2,513,000      2,512,853
   FNMA........................................................       AAA        2.27    01/05/05    1,000,000        999,747
   FNMA........................................................       AAA        2.27    01/07/05    1,200,000      1,199,545
   FNMA........................................................       AAA        2.30    01/07/05      340,000        339,870
   FNMA........................................................       AAA        2.27    01/10/05    1,365,000      1,364,224
   FNMA........................................................       AAA        2.26    01/11/05    1,728,000      1,726,914
   FNMA........................................................       AAA        2.33    01/18/05      200,000        199,783
   FNMA........................................................       AAA        2.29    01/19/05      400,000        399,543
   FNMA........................................................       AAA        2.26    01/24/05    1,100,000      1,098,403
   FNMA........................................................       AAA        2.25    01/24/05      550,000        549,205
   FNMA........................................................       AAA        2.27    01/26/05    2,635,000      2,630,840
                                                                                                                   ----------
                                                                                                                   45,549,866
                                                                                                                   ----------
COMMERCIAL PAPER (42.0%)
   7-Eleven, Inc...............................................    A1+/P1        2.25    01/25/05    1,070,000      1,068,393
   7-Eleven, Inc...............................................    A1+/P1        2.30    01/03/05    1,021,000      1,020,869
   Archer Daniel Midland.......................................     A1/P1        2.15    01/03/05    2,100,000      2,099,749
   Anheuser-Busch Cos., Inc....................................     A1/P1        2.05    01/03/05    2,100,000      2,099,761
   Coca Cola Enterprises.......................................     A1/P1        2.30    01/31/05      435,000        434,165
   Coca Cola...................................................     A1/P1        2.25    02/01/05    2,100,000      2,095,925
   Gannett Co., Inc............................................     A1/P1        2.28    01/28/05    2,150,000      2,146,320
   General Electric Capital Corp...............................    A1+/P1        2.28    01/19/05    1,625,000      1,623,147
   General Electric Capital Corp...............................    A1+/P1        2.28    01/18/05      450,000        449,515
   Kimberly-Clark Worldwide....................................    A1+/P1        2.13    01/03/05    2,100,000      2,099,751
   Merck & Co., Inc............................................    A1+/P1        2.27    01/21/05    2,100,000      2,097,349
   National Rural Utilities....................................     A1/P1        2.32    01/21/05    2,100,000      2,097,290
   National Rural Utilities....................................     A1/P1        2.28    01/14/05      350,000        349,711
   Nestle Capital Corp.........................................    A1+/P1        2.28    01/18/05    1,348,000      1,346,547
   Nestle Capital Corp.........................................    A1+/P1        2.28    01/31/05      800,000        798,478
   New Jersey Natural Gas......................................     A1/P1        2.31    01/07/05    1,336,000      1,335,485
   New Jersey Natural Gas......................................     A1/P1        2.30    01/07/05      814,000        813,688
   New York Times Co...........................................     A1/P1        2.34    01/03/05      270,000        269,965
   Novartis Finance Corp.......................................    A1+/P1        2.15    01/04/05      341,000        340,939
   Sherwin-Williams............................................     A1/P1        2.29    01/13/05    1,500,000      1,498,854
   Sherwin-Williams............................................     A1/P1        2.26    01/04/05      600,000        599,887

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
               PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                                     Face
                                                                  Rating*     Rate    Maturity      Amount        Value
                                                                 --------   --------  ---------   ----------  ------------
SHORT-TERM DEBT SECURITIES: (Continued)
COMMERCIAL PAPER (CONTINUED)
   Washington Gas Light Company................................     A1/P1     2.28%   01/06/05    $2,150,000   $ 2,149,319
   Washington Post.............................................     A1/P1     2.15    01/03/05     2,000,000     1,999,761
   XTRA, Inc...................................................    A1+/P1     2.31    01/03/05     2,100,000     2,099,730
                                                                                                               -----------
                                                                                                                32,934,598
                                                                                                               -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $78,484,464) 100 %................................................................................   $78,484,464
                                                                                                               ===========

----------
* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Service, Inc.

Abbreviations:  FFCC = Federal Farm Credit Corp.
                FHLB = Federal Home Loan Bank
                FHLMC = Federal Home Loan Mortgage Corporation
                FNMA = Federal National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                       Shares          Value
                                                      --------      ------------
INDEXED ASSETS:
COMMON STOCKS
BASIC MATERIALS (1.7%) ....................            177,372      $  7,942,969
                                                                    ------------
CONSUMER, CYCLICAL (6.7%)
  eBay, Inc.* .............................             15,082         1,753,735
  Home Depot, Inc. ........................             49,960         2,135,290
  Time Warner, Inc.* ......................            104,207         2,025,784
  Other Securities ........................            702,235        24,643,929
                                                                    ------------
                                                                      30,558,738
                                                                    ------------
CONSUMER, NON-CYCLICAL (5.9%)
  Altria Group, Inc. ......................             46,698         2,853,248
  Coca-Cola Co. ...........................             55,044         2,291,482
  PepsiCo, Inc. ...........................             38,323         2,000,461
  Proctor & Gamble Co. ....................             57,712         3,178,777
  Wal-Mart Stores, Inc. ...................             96,347         5,089,049
  Other Securities ........................            296,363        11,500,984
                                                                    ------------
                                                                      26,914,001
                                                                    ------------
ENERGY (4.0%)
  ChevronTexaco Corp. .....................             48,200         2,530,982
  Exxon Mobil Corp. .......................            146,772         7,523,533
  Other Securities ........................            176,041         8,326,078
                                                                    ------------
                                                                      18,380,593
                                                                    ------------
FINANCIAL (11.6%)
  American Int'l. Group, Inc. .............             59,256         3,891,342
  Bank of America Corp. ...................             91,895         4,318,146
  Citigroup, Inc. .........................            118,071         5,688,661
  J.P. Morgan Chase & Co. .................             81,049         3,161,721
  Wachovia Corp. ..........................             36,484         1,919,058
  Wells Fargo & Company ...................             38,491         2,392,216
  Other Securities ........................            695,616        31,641,707
                                                                    ------------
                                                                      53,012,851
                                                                    ------------
HEALTHCARE (7.1%)
  Johnson & Johnson .......................             67,518         4,281,992
  Pfizer, Inc. ............................            171,336         4,607,225
  Other Securities ........................            538,800        23,504,018
                                                                    ------------
                                                                      32,393,235
                                                                    ------------
INDUSTRIAL (6.7%)
  General Electric Co. ....................            240,525         8,779,163
  United Parcel Service Cl B ..............             25,499         2,179,145
  Other Securities ........................            392,623        19,499,968
                                                                    ------------
                                                                      30,458,276
                                                                    ------------
TECHNOLOGY (9.0%)
  Cisco Systems, Inc.* ....................            149,808         2,891,294
  Dell, Inc.* .............................             56,520         2,381,753
  EMC Corp.* ..............................             54,517           810,668
  Intel Corp. .............................            143,853         3,364,722
  Intl. Business Machines Corp. ...........             37,873         3,733,520
  Microsoft Corp. .........................            247,338         6,606,391
  Other Securities..................1,121,063        21,435,370
                                                                    ------------
                                                                      41,223,718
                                                                    ------------
TELECOMMUNICATIONS (1.8%)
  SBC Communications, Inc. ................             75,428         1,943,780
  Verizon Communications ..................             62,996         2,551,968
  Other Securities ........................            177,447         3,896,714
                                                                    ------------
                                                                       8,392,462
                                                                    ------------
UTILITIES (1.7%) ..........................            229,248         7,553,126
                                                                    ------------
TOTAL INDEXED ASSETS-COMMON STOCKS
  (Cost: $190,266,310) 56.2% ..............                         $256,829,969
                                                                    ------------

----------
*     Non-income producing security

                                                                                                   Face
                                                                           Rate     Maturity      Amount          Value
                                                                         --------   --------    ----------   --------------
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%) (a) ....................................              --           --    $ 1,100,000   $  1,095,362
                                                                                                              ------------
COMMERCIAL PAPER (3.3%)
  7-Eleven, Inc. ..............................................            2.23%    01/04/05      2,840,000      2,839,472
  Archer Daniels Midland ......................................            2.15     01/03/05     12,190,000     12,188,544
                                                                                                              ------------
                                                                                                                15,028,016
                                                                                                              ------------
TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $16,123,898) 3.5% ..............................................................................       16,123,378
                                                                                                              ------------
TOTAL INDEXED ASSETS
  (Cost: $206,390,208) 59.7% ............................................................................     $272,953,347
                                                                                                              ------------

----------
(a) The securities or a portion thereof in this investment category have been segregated to cover initial margin requirements on open futures contracts.

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2004:

                                  Expiration    Underlying Face    Unrealized
                                     Date       Amount at Value    Gain/(Loss)
                                  ----------    ---------------    -----------
PURCHASED
  54 S&P 500 Stock Index
    Futures Contracts ..........  March 2005      $16,384,950        $66,525
                                                  ===========        =======

Face value of futures purchased and outstanding as a percentage of total investments in securities: 3.6%

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                        Shares          Value
                                                      --------      ------------
ACTIVE ASSETS:
Common Stocks
BASIC MATERIALS (1.9%) ....................            326,449      $  8,851,726
                                                                    ------------
Consumer, Cyclical (5.4%)
  eBay, Inc.* .............................             28,700         3,337,236
  Staples, Inc. ...........................             58,200         1,961,922
  Target Corp. ............................             37,510         1,947,894
  Other Securities ........................            823,303        17,444,676
                                                                    ------------
                                                                      24,691,728
                                                                    ------------
CONSUMER, NON-CYCLICAL (1.2%) .............            222,456         5,502,000
                                                                    ------------
ENERGY (1.0%)
  Exxon Mobil Corp. .......................              7,930           406,492
  Other Securities ........................            176,487         4,060,870
                                                                    ------------
                                                                       4,467,362
                                                                    ------------
FINANCIAL (8.6%)
  Bank of America Corp. ...................             40,080         1,883,359
  Charles Schwab Corp. ....................            173,500         2,075,060
  Citigroup, Inc. .........................             77,370         3,727,687
  MBNA Corp. ..............................             82,800         2,334,132
  Wells Fargo & Company ...................             31,000         1,926,650
  Other Securities ........................            980,656        27,536,567
                                                                    ------------
                                                                      39,483,455
                                                                    ------------
HEALTHCARE (3.7%)
  Amgen, Inc.* ............................             29,500         1,892,425
  Medtronic, Inc. .........................             42,000         2,086,140
  Pfizer, Inc. ............................             83,000         2,231,870
  Other Securities ........................            560,184        10,624,683
                                                                    ------------
                                                                      16,835,118
                                                                    ------------
INDUSTRIAL (6.0%)
  General Electric Co. ....................             48,000         1,752,000
  Grainger (W.W.), Inc. ...................             30,000         1,998,600
  United Parcel Service Cl B ..............             27,576         2,356,645
  Other Securities ........................            918,991        21,353,767
                                                                    ------------
                                                                      27,461,012
                                                                    ------------
TECHNOLOGY (10.0%)
  Applied Materials, Inc.* ................            122,500         2,094,749
  Cisco Systems, Inc.* ....................            127,000         2,451,100
  Dell, Inc.* .............................             56,000         2,359,840
  EMC Corp.* ..............................            261,751         3,892,237
  Electronic Arts, Inc.* ..................             35,000         2,158,800
  Juniper Networks, Inc.* .................             78,500         2,134,415
  Linear Technology Corp. .................             52,000         2,015,520
  Maxim Integrated Products, Inc. .........             47,000         1,992,330
  Microsoft Corp. .........................             75,000         2,003,250
  Other Securities..................                 1,498,140        24,735,887
                                                                    ------------
                                                                      45,838,128
                                                                    ------------
TELECOMMUNICATIONS (0.9%) .................            224,949         3,912,313
                                                                    ------------
UTILITIES (0.9%) ..........................            118,472         4,073,389
                                                                    ------------
TOTAL ACTIVE ASSETS-COMMON STOCKS
  (Cost: $154,394,124) 39.6% ..............                         $181,116,231
                                                                    ------------

----------
*     Non-income producing security

                                                                                                   Face
                                                                           Rate     Maturity      Amount          Value
                                                                         --------   --------    ----------   --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (0.0%) (a)....................................       --          --    $  139,000     $    138,992
                                                                                                               ------------
COMMERCIAL PAPER (0.6%)
   Archer Daniels Midland..............................................     2.15%   01/03/05     2,435,000        2,434,709
                                                                                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $2,573,702) 0.6%.................................................................................       2,573,701
                                                                                                               ------------
TOTAL ACTIVE ASSETS
   (Cost: $156,967,826) 40.2%..............................................................................     183,689,932
                                                                                                               ------------
TEMPORARY CASH INVESTMENTS **
   (Cost: $545,200) 0.1%...................................................................................         545,200
                                                                                                               ------------
TOTAL INVESTMENTS
   (Cost: $363,903,234) 100.0%.............................................................................    $457,188,479
                                                                                                               ============

----------
(a) Less than 0.05%

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

      The total value of non-income producing investments was $122,197,391, or 26.7% of the Fund's total investments as of December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                       Shares          Value
                                                      --------      ------------
COMMON STOCKS:
BASIC MATERIALS (3.0%) ....................            476,319      $ 21,330,586
                                                                    ------------
CONSUMER, CYCLICAL (11.4%)
  eBay, Inc.* .............................             40,495         4,708,759
  Comcast Corp. Cl A* .....................            135,605         4,512,934
  Disney (Walt) Co. .......................            124,816         3,469,885
  Home Depot, Inc. ........................            134,142         5,733,229
  Time Warner, Inc.* ......................            279,797         5,439,254
  Viacom, Inc. Cl B .......................            104,154         3,790,164
  Other Securities ........................          1,520,896        54,395,292
                                                                    ------------
                                                                      82,049,517
                                                                    ------------
CONSUMER, NON-CYCLICAL (10.0%)
  Altria Group, Inc. ......................            125,384         7,660,962
  Coca-Cola Co. ...........................            147,794         6,152,664
  PepsiCo, Inc. ...........................            102,898         5,371,276
  Proctor & Gamble Co. ....................            154,956         8,534,976
  Wal-Mart Stores, Inc. ...................            258,692        13,664,111
  Other Securities ........................            795,753        30,880,582
                                                                    ------------
                                                                      72,264,571
                                                                    ------------
ENERGY (6.8%)
  ChevronTexaco Corp. .....................            129,418         6,795,739
  ConocoPhillips ..........................             42,164         3,661,100
  Exxon Mobil Corp. .......................            394,085        20,200,797
  Other Securities ........................            430,572        18,697,500
                                                                    ------------
                                                                      49,355,136
                                                                    ------------
FINANCIAL (19.8%)
  American Express Co. ....................             76,675         4,322,170
  American Int'l. Group, Inc. .............            159,103        10,448,294
  Bank of America Corp. ...................            246,738        11,594,219
  Citigroup, Inc. .........................            317,022        15,274,120
  Fannie Mae ..............................             59,126         4,210,362
  J.P. Morgan Chase & Co. .................            217,617         8,489,239
  Merrill Lynch & Co., Inc. ...............             56,896         3,400,674
  Morgan Stanley ..........................             66,863         3,712,234
  US Bancorp ..............................            114,058         3,572,297
  Wachovia Corp. ..........................             97,960         5,152,696
  Wells Fargo & Company ...................            103,350         6,423,203
  Other Securities ........................          1,494,114        65,740,224
                                                                    ------------
                                                                     142,339,732
                                                                    ------------
HEALTHCARE (12.1%)
  Abbott Laboratories .....................             95,135         4,438,048
  Amgen, Inc.* ............................             77,589         4,977,334
  Johnson & Johnson .......................            181,287        11,497,222
  Lilly (Eli) & Co. .......................             69,127         3,922,957
  Medtronic, Inc. .........................             73,836         3,667,434
  Merck & Co., Inc. .......................            135,464         4,353,813
  Pfizer, Inc. ............................            460,040        12,370,476
  UnitedHealth Group, Inc. ................             39,928         3,514,862
  Wyeth ...................................             81,501         3,471,128
  Other Securities ........................            873,992        34,757,613
                                                                    ------------
                                                                      86,970,887
                                                                    ------------
INDUSTRIAL (11.3%)
  3M Company ..............................             47,558         3,903,085
  General Electric Co. ....................            645,811        23,572,095
  Tyco International, Ltd. ................            122,881         4,391,767
  United Parcel Service Cl B ..............             68,465         5,851,019
  Other Securities ........................            883,660        44,057,130
                                                                    ------------
                                                                      81,775,096
                                                                    ------------
TECHNOLOGY (15.4%)
  Cisco Systems, Inc.* ....................            402,236         7,763,155
  Dell, Inc.* .............................            151,757         6,395,040
  Hewlett-Packard Co. .....................            184,474         3,868,420
  Intel Corp. .............................            386,248         9,034,341
  Intl. Business Machines Corp. ...........            101,690        10,024,600
  Microsoft Corp. .........................            664,104        17,738,217
  Oracle Corp.* ...........................            313,278         4,298,174
  Qualcomm, Inc. ..........................            100,125         4,245,300
  Other Securities ........................          2,558,591        47,318,126
                                                                    ------------
                                                                     110,685,373
                                                                    ------------
TELECOMMUNICATIONS (3.1%)
  SBC Communications, Inc. ................            202,526         5,219,095
  Verizon Communications ..................            169,145         6,852,064
  Other Securities ........................            476,445        10,462,573
                                                                    ------------
                                                                      22,533,732
                                                                    ------------
UTILITIES (2.8%) ..........................            615,535        20,279,856
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost: $601,484,836) 95.7% ..............                         $689,584,486
                                                                    ------------

----------
*     Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                                   Face
                                                                           Rate     Maturity      Amount          Value
                                                                         --------   --------    ----------   --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%) (b).........................................           --          --   $ 1,800,000     $ 1,793,611
                                                                                                              ------------
U.S. GOVERNMENT AGENCIES (3.2%)
   Federal National Mtge. Assoc....................................         1.06%   01/03/05    23,280,000      23,278,642
                                                                                                              ------------
COMMERCIAL PAPER (0.8%)
   XTRA, Inc.......................................................         2.27    01/14/05     3,950,000       3,946,762
   Other Securities................................................           --          --     1,730,000       1,729,567
                                                                                                              ------------
                                                                                                                 5,676,329
                                                                                                              ------------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $30,748,807) 4.3%............................................................................         30,748,582
                                                                                                              ------------
TEMPORARY CASH INVESTMENTS**
   (Cost: $11,900) 0.0% (a)............................................................................             11,900
                                                                                                              ------------
TOTAL INVESTMENTS
   (Cost: $632,245,543) 100.0% ........................................................................       $720,344,968
                                                                                                              ============

----------
(a) Less than 0.05%

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

      The total value of non-income producing investments was $103,063,240, or 14.3% of the Fund's total investments as of December 31, 2004.

(b) The securities or a portion thereof in this investment category have been segregated to cover initial margin requirements on open futures contracts.

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2004:

                                    Expiration   Underlying Face   Unrealized
                                       Date      Amount at Value   Gain (Loss)
                                    ----------   ---------------   ----------
PURCHASED
  102 S&P 500 Stock Index
    Futures Contracts ...........  March 2005      $30,949,350      $198,750
                                                   ===========      ========

Face value of futures purchased and outstanding as a percentage of total investments in securities: 4.3%

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                       Shares          Value
                                                      --------      ------------
COMMON STOCKS:
BASIC MATERIALS (4.8%)
  Lyondell Chemical Co. ...................             59,289      $  1,714,638
  Peabody Energy Corp. ....................             15,855         1,282,828
  Other Securities ........................            352,660        11,030,001
                                                                    ------------
                                                                      14,027,467
                                                                    ------------
CONSUMER, CYCLICAL (17.4%)
  Caesars Entertainment, Inc.* ............             76,819         1,547,135
  D.R. Horton, Inc. .......................             57,231         2,306,982
  Harman Intl. Industries, Inc. ...........             16,437         2,087,499
  Lennar Corp. ............................             38,321         2,172,034
  Mandalay Resort Group* ..................             16,566         1,166,743
  Mohawk Industries, Inc.* ................             16,362         1,493,033
  PetSmart, Inc. ..........................             35,640         1,266,289
  Toll Brothers, Inc.* ....................             18,341         1,258,376
  Washington Post Co. Cl B ................              2,355         2,315,012
  Other Securities.........................          1,112,131        35,585,121
                                                                    ------------
                                                                      51,198,224
                                                                    ------------
CONSUMER, NON-CYCLICAL (4.1%)
  Constellation Brands, Inc. Cl A .........             26,484         1,231,771
  Dean Foods Co.* .........................             36,581         1,205,344
  Tyson Foods, Inc. .......................             86,622         1,593,845
  Whole Foods Market, Inc. ................             15,283         1,457,234
  Other Securities ........................            198,890         6,525,410
                                                                    ------------
                                                                      12,013,604
                                                                    ------------
ENERGY (6.1%)
  ENSCO International, Inc. ...............             37,075         1,176,761
  Murphy Oil Corp. ........................             22,579         1,816,481
  Pioneer Natural Resources Co. ...........             35,780         1,255,878
  Smith International, Inc.* ..............             25,737         1,400,350
  Weatherford International, Ltd. .........             33,341         1,710,393
  Other Securities ........................            333,439        10,602,576
                                                                    ------------
                                                                      17,962,439
                                                                    ------------
FINANCIAL (16.6%)
  Banknorth Group, Inc. ...................             43,159         1,579,619
  Commerce Bancorp, Inc. (N.J.) ...........             19,469         1,253,804
  Developers Diversified Realty ...........             26,440         1,173,143
  Everest RE Group* .......................             13,772         1,233,420
  Fidelity Natl. Finl., Inc. ..............             42,812         1,955,224
  Hibernia Corp. Cl A .....................             38,050         1,122,856
  Legg Mason, Inc. ........................             24,727         1,811,500
  Leucadia National .......................             17,600         1,222,848
  New York Community Bancorp, Inc. ........             65,068         1,338,449
  Old Republic Intl. Corp. ................             44,745         1,132,049
  Radian Group, Inc. ......................             22,548         1,200,456
  TCF Financial ...........................             34,051         1,094,399
  Other Securities ........................            897,977        32,932,566
                                                                    ------------
                                                                      49,050,333
                                                                    ------------
HEALTHCARE (9.7%)
  Barr Pharmaceuticals, Inc.* .............             25,153         1,145,468
  Coventry Health Care* ...................             22,027         1,169,193
  Dentsply International, Inc. ............             19,793         1,112,367
  Pacificare Health Systems, Inc. .........             20,677         1,168,664
  Patterson Cos., Inc.* ...................             33,667         1,460,811
  Sepracor, Inc.* .........................             25,786         1,530,915
  Varian Medical Systems, Inc.* ...........             33,343         1,441,751
  Other Securities ........................            636,376        19,408,975
                                                                    ------------
                                                                      28,438,144
                                                                    ------------
INDUSTRIAL (11.5%)
  C.H. Robinson Worldwide, Inc. ...........             20,937         1,162,422
  Expeditors Int'l Wash., Inc. ............             26,151         1,461,318
  Fastenal Co. ............................             18,620         1,146,247
  Republic Services, Inc. .................             37,003         1,241,081
  Other Securities ........................            836,132        28,725,205
                                                                    ------------
                                                                      33,736,273
                                                                    ------------
TECHNOLOGY (13.1%)
  CDW Corp. ...............................             20,394         1,353,142
  Cognizant Tech Solutions* ...............             32,629         1,381,186
  McAfee, Inc.* ...........................             39,311         1,137,267
  Microchip Technology, Inc. ..............             50,633         1,349,876
  Other Securities ........................          1,721,993        33,468,829
                                                                    ------------
                                                                      38,690,300
                                                                    ------------
TELECOMMUNICATIONS (0.4%)
  Telephone & Data Systems, Inc............             14,084         1,083,764
  Other Securities ........................             60,188           249,780
                                                                    ------------
                                                                       1,333,544
                                                                    ------------
UTILITIES (6.1%)
  SCANA Corp. .............................             27,566         1,086,100
  Other Securities ........................            651,686        16,947,155
                                                                    ------------
                                                                      18,033,255
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost: $220,458,601) 89.8% ..............                         $264,483,583
                                                                    ------------

----------
*     Non-income producing security

   The accompanying notes are an integral part of these financial statements.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                                   Face
                                                                           Rate     Maturity      Amount           Value
                                                                          -------   --------    -----------    ------------
SHORT-TERM DEBT SECURITIES:
U.S. Government (0.4%) (b) ............................................       --          --    $ 1,300,000    $  1,295,876
                                                                                                               ------------
U.S. GOVERNMENT AGENCIES (9.8%)
   Federal National Mtge. Assoc........................................     1.06%   01/03/05     28,800,000      28,798,320
                                                                                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $30,094,284) 10.2%...............................................................................      30,094,196
                                                                                                               ------------
TEMPORARY CASH INVESTMENTS**
   (Cost: $10,800) 0.0% (a)................................................................................          10,800
                                                                                                               ------------
TOTAL INVESTMENTS
   (Cost: $250,563,685) 100.0% ............................................................................    $294,588,579
                                                                                                               ============

----------
(a) Less than 0.05%

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

      The total value of non-income producing investments was $94,098,649, or 31.9% of the Fund's total investments as of December 31, 2004.

(b) The securities or a portion thereof in this investment category have been segregated to cover initial margin requirements on open futures contracts.

----------
FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2004:

                                   Expiration   Underlying Face    Unrealized
                                      Date      Amount at Value    Gain (Loss)
                                   ----------   ---------------    -----------
PURCHASED
  86 S&P MidCap 400 Stock
    Index Futures Contracts ....   March 2005    $28,610,050         $406,350
                                                 ===========         ========

Face value of futures purchased and outstanding as a percentage of total investments in securities: 9.7%

   The accompanying notes are an integral part of these financial statements.

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                                                               Face
                                                       Rating*     Rate        Maturity        Amount            Value
                                                       -------    ------      ---------      -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.1%)
   U.S. Treasury Strip ...........................       AAA       0.00        02/15/17      $15,000,000       $ 8,492,955
   U.S. Treasury Strip ...........................       AAA       0.00        05/15/14       10,000,000         6,645,920
                                                                                                               -----------
                                                                                                                15,138,875
                                                                                                               -----------
U.S. GOVERNMENT AGENCIES (43.4%) MORTGAGE-BACKED OBLIGATIONS (32.6%)
   FHLMC .........................................       AAA       8.00        07/15/06           26,586            26,561
   FHLMC .........................................       AAA       4.00        10/15/26        9,000,000         8,876,088
   FNMA ..........................................       AAA       6.50        05/01/32        4,444,528         4,665,065
   FNMA ..........................................       AAA       6.00        05/01/32        3,653,718         3,783,085
   FNMA ..........................................       AAA       6.00        04/01/33        4,301,167         4,453,459
   FNMA ..........................................       AAA       5.00        06/01/33        3,492,844         3,472,355
   FNMA ..........................................       AAA       5.50        07/01/33        6,169,109         6,268,314
   FNMA ..........................................       AAA       5.50        09/01/33        2,968,881         3,016,623
   FNMA ..........................................       AAA       5.50        10/01/33        3,775,190         3,835,898
   FNMA ..........................................       AAA       5.00        11/01/33        4,750,065         4,722,202
   FNMA ..........................................       AAA       5.00        01/01/34        3,653,943         3,632,509
   FNMA ..........................................       AAA       5.50        03/01/34        2,676,664         2,719,707
   FNMA ..........................................       AAA       4.50        05/01/34        1,651,852         1,597,600
   FNMA ..........................................       AAA       4.50        06/01/34        2,747,938         2,657,688
   FNMA ..........................................       AAA       5.50        07/01/34        3,369,963         3,423,228
   FNMA ..........................................       AAA       5.50        09/01/34        2,881,367         2,926,910
   FNMA ..........................................       AAA       5.50        10/01/34        6,196,569         6,294,512
   FNMA ..........................................       AAA       5.00        10/25/15        5,000,000         5,101,560
   FNMA ..........................................       AAA       4.50        05/01/18        3,767,839         3,764,327
   FNMA ..........................................       AAA       5.00        09/01/18        2,878,188         2,927,008
   FNMA ..........................................       AAA       4.00        05/01/19        3,178,368         3,104,694
   FNMA ..........................................       AAA       4.00        11/25/26        4,750,000         4,675,278
   FNMA ..........................................       AAA         --              --       24,872,789        25,630,316
   GNMA (a) ......................................       AAA       6.27        10/16/27        3,000,000         3,297,135
   GNMA (a) ......................................       AAA         --              --        4,213,086         4,418,851
                                                                                                               -----------
                                                                                                               119,290,973
                                                                                                               -----------
NON-MORTGAGE-BACKED OBLIGATION (10.8%)
   FFCB ..........................................       AAA       2.88        06/29/06        2,500,000         2,490,700
   FFCB ..........................................       AAA       4.15        05/15/13       10,000,000         9,795,050
   FHLMC .........................................       AAA       4.50        01/15/13        2,500,000         2,520,878
   FHLMC .........................................       AAA       5.20        03/05/19       10,000,000         9,886,970
   FNMA ..........................................       AAA       3.25        02/15/09       15,000,000        14,708,325
   Other Securities ..............................                   --              --          300,000           298,937
                                                                                                               -----------
                                                                                                                39,700,860
                                                                                                               -----------
BASIC MATERIALS (5.7%)
   Intl. Flavors & Fragrances ....................       BBB+      6.45        05/15/06        2,500,000         2,599,668
   Lyondell Chemical Co. .........................         B+     10.25        11/01/10        5,000,000         5,750,000
   PolyOne Corp. .................................         B+      7.50        12/15/15        3,750,000         3,600,000
   Praxair, Inc. .................................         A-      6.90        11/01/06        5,000,000         5,328,360
   Other Securities ..............................                   --              --        3,500,000         3,512,136
                                                                                                               -----------
                                                                                                                20,790,164
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                               Face
                                                       Rating*     Rate        Maturity        Amount            Value
                                                       -------    ------      ---------      -----------       -----------
LONG-TERM DEBT SECURITIES: (CONTINUED)
CONSUMER, CYCLICAL (7.8%)
   Centex Corp. ..................................       BBB-      7.38        06/01/05       $5,000,000      $  5,070,580
   Centex Corp. ..................................       BBB-      8.75        03/01/07        2,000,000         2,191,780
   Kellwood, Co. .................................       BBB-      7.88        07/15/09        4,000,000         4,419,200
   Newell Rubbermaid .............................       BBB+      4.63        12/15/09        2,500,000         2,523,570
   Target Corp. ..................................         A+      5.38        06/15/09        3,250,000         3,440,232
   Other Securities ..............................                   --              --       12,336,985        11,083,220
                                                                                                              ------------
                                                                                                                28,728,582
                                                                                                              ------------
CONSUMER, NON-CYCLICAL (3.1%)
   Wal-Mart Stores, Inc. .........................        AA       6.88        08/10/09        3,000,000         3,368,673
   Other Securities ..............................                   --              --        8,000,000         7,868,357
                                                                                                              ------------
                                                                                                                11,237,030
                                                                                                              ------------
ENERGY (1.0%) ....................................                   --              --        3,750,000         3,741,192
                                                                                                              ------------
FINANCIAL (23.0%)
   Berkley (W.R.) Corp. ..........................       BBB+      8.70        01/01/22        5,000,000         6,097,740
   Deere Capital Corp. ...........................         A-      3.90        01/15/08        2,500,000         2,517,763
   Executive Risk, Inc. ..........................         A       7.13        12/15/07        5,000,000         5,442,615
   First Horizon Mtge ............................       AAA       5.00        06/25/33        4,943,831         4,969,109
   Fairfax Financial Holdings, Ltd. ..............        BB       8.25        10/01/15        2,500,000         2,550,000
   First Tennessee Natl. Corp. ...................       BBB+      4.50        05/15/13        5,000,000         4,805,915
   Ford Motor Credit Co. .........................       BBB-      7.38        10/28/09        3,000,000         3,236,004
   GE Capital Corp. ..............................       AAA       2.75        09/25/06        4,000,000         3,960,864
   General Motors Accep. Corp. ...................       BBB-      0.00        12/01/12       10,000,000         5,726,740
   Nationwide Health Properties ..................       BBB-      7.90        11/20/06        5,000,000         5,303,944
   Simon Property Group, Inc. ....................       BBB+      7.88        03/15/16        5,000,000         5,934,615
   Other Securities ..............................                   --              --       33,000,000        33,511,117
                                                                                                              ------------
                                                                                                                84,056,426
                                                                                                              ------------
HEALTHCARE (1.1%) ................................                   --              --        3,750,000         3,883,883
                                                                                                              ------------
INDUSTRIAL (2.3%)
   Seariver Maritime .............................       AAA       0.00        09/01/12       10,000,000         7,037,770
   Other Securities ..............................                   --              --        1,500,000         1,480,682
                                                                                                              ------------
                                                                                                                 8,518,452
                                                                                                              ------------
TECHNOLOGY (1.1%) ................................                   --              --        4,000,000         4,135,944
                                                                                                              ------------
TELECOMMUNICATIONS (0.6%) ........................                   --              --        2,000,000         2,016,618
                                                                                                              ------------
TOTAL LONG-TERM DEBT SECURITIES
   (Cost: $336,938,170) 93.2% ..........................................................................      $341,238,999
                                                                                                              ------------

----------
*     Ratings as per Standard & Poor's Corporation.

   The accompanying notes are an integral part of these financial statements.

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                                       Face
                                                                    Rate          Maturity             Amount          Value
                                                                   ------         --------          -----------     -----------
SHORT-TERM DEBT SECURITIES:
U. S. GOVERNMENT AGENCIES (6.5%)
   Federal Home Loan Bank ...............................          1.01%          01/03/05          $23,966,000    $ 23,964,668
                                                                                                                   ------------
COMMERCIAL PAPER (0.3%) .................................            --                 --              916,000         915,892
                                                                                                                   ------------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $24,880,560) 6.8% .................................................................................        24,880,560
                                                                                                                   ------------
TOTAL INVESTMENTS
   (Cost: $361,818,730) 100.0% ..............................................................................      $366,119,559
                                                                                                                   ============

----------
Abbreviations: FFCB = Federal Farm Credit Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association
               GNMA = Government National Mortgage Association

(a) U.S. Government guaranteed security.

The total value of investments whose issuer has filed for Chapter XI bankruptcy law (or equivalent) protection was $126,659, or 0.03% of the Fund's total investments as of December 31, 2004.

The total value of investments not rated or below-investment grade was $12,026,659, or 3.3% of the Fund's total investments as of December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                                                               Face
                                                       Rating*     Rate        Maturity        Amount            Value
                                                       -------    ------      ---------      -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (30.1%)
   Treasury Notes ....................................    AAA      2.75%       07/31/06       $7,250,000       $7,226,494
   Treasury Notes ....................................    AAA      3.00        11/15/07        1,500,000        1,490,742
   Treasury Notes ....................................    AAA      1.63        04/30/05        1,000,000          997,539
                                                                                                               ----------
                                                                                                                9,714,775
                                                                                                               ----------
U.S. GOVERNMENT AGENCIES (51.5%) MORTGAGE-BACKED OBLIGATIONS (23.7%)
   FHLMC .............................................    AAA      6.00        10/01/08          130,974          136,538
   FHLMC .............................................    AAA      5.50        04/01/09           97,271           99,755
   FHLMC .............................................    AAA      6.50        04/01/14          310,961          328,498
   FHLMC .............................................    AAA      4.50        03/15/22        2,000,000        2,010,192
   FHLMC .............................................    AAA      4.50        08/15/22          542,474          544,039
   FHLMC .............................................    AAA      4.00        11/15/26          787,772          787,324
   FHLMC .............................................    AAA        --              --          475,886          493,738
   FNMA ..............................................    AAA      5.50        06/01/09          122,192          126,479
   FNMA ..............................................    AAA      6.00        09/01/12          110,063          115,586
   FNMA ..............................................    AAA      4.50        10/25/17        1,000,000        1,011,550
   FNMA ..............................................    AAA      6.00        12/25/18          168,797          169,556
   FNMA ..............................................    AAA      6.50        01/25/23          103,180          105,643
   FNMA ..............................................    AAA      6.50        12/25/23          200,000          205,745
   FNMA ..............................................    AAA      4.00        11/25/26          100,000           99,249
   FNMA ..............................................    AAA        --              --          775,258          806,990
   Residential Funding Mtge. Sec .....................    AAA      5.00        02/25/33          271,133          271,546
   Other Securities ..................................               --              --          330,115          343,711
                                                                                                               ----------
                                                                                                                7,656,139
                                                                                                               ----------
NON-MORTGAGE-BACKED OBLIGATIONS (27.8%)
   FFCB ..............................................    AAA      2.88        06/29/06        1,000,000          996,280
   FHLB ..............................................    AAA      2.50        03/15/06          500,000          496,707
   FHLB ..............................................    AAA      2.88        09/15/06        2,800,000        2,790,077
   FHLMC .............................................             2.75        08/15/06        1,000,000          993,439
   FNMA ..............................................    AAA      2.25        05/15/06        2,000,000        1,976,226
   FNMA ..............................................    AAA      2.63        11/15/06        1,000,000          989,130
   FNMA ..............................................    AAA      2.38        02/15/07          750,000          736,123
                                                                                                               ----------
                                                                                                                8,977,982
                                                                                                               ----------
BASIC MATERIALS (0.3%)
   Monsanto Co. ......................................      A-     4.00        05/15/08          100,000          100,321
                                                                                                               ----------
CONSUMER, CYCLICAL (0.8%)
   Caterpillar Fin. Svc ..............................      A      2.63        01/30/07          250,000          245,625
                                                                                                               ----------
CONSUMER, NON-CYCLICAL (1.4%)
   CVS Corp. .........................................      A-     5.63        03/15/06          150,000          153,809
   Safeway, Inc. .....................................    BBB      2.50        11/01/05          100,000           99,435
   Other Securities ..................................               --              --          200,000          196,866
                                                                                                               ----------
                                                                                                                  450,110
                                                                                                               ----------

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                               Face
                                                       Rating*     Rate        Maturity        Amount            Value
                                                       -------    ------      ---------      -----------       -----------
LONG-TERM DEBT SECURITIES (Continued):
ENERGY (0.6%)
   Devon Energy Corporation ..........................    BBB      2.75%       08/01/06       $  100,000       $    98,828
   Ocean Energy, Inc. ................................    BBB      4.38        10/01/07          100,000           101,462
                                                                                                               -----------
                                                                                                                   200,290
                                                                                                               -----------
FINANCIAL (5.5%)
   American Express Co. ..............................     A+      5.50        09/12/06          200,000           207,149
   Bank of America Corp. .............................     A+      4.75        10/15/06          100,000           102,413
   Bank of Oklahoma ..................................   BBB       7.13        08/15/07          250,000           270,897
   Bear Stearns Cos., Inc. ...........................     A       3.00        03/30/06          100,000            99,793
   CIT Group Hldgs. Inc. .............................     A       2.88        09/29/06          100,000            98,958
   GE Capital Corp. ..................................   AAA       2.75        09/25/06          250,000           247,554
   JP Morgan Chase Bank ..............................     A+      5.63        08/15/06          100,000           103,599
   Natl Rural Utils. Coop. Fin. Corp. ................     A+      3.00        02/15/06          185,000           184,627
   Northern Trust Co. ................................    AA-      2.88        12/15/06          200,000           198,374
   Textron Finance Corp. .............................     A-      2.69        10/03/06          100,000            98,582
   US Bank NA ........................................    AA-      2.85        11/15/06          150,000           148,737
                                                                                                               -----------
                                                                                                               $ 1,760,683
                                                                                                               -----------
HEALTHCARE (1.0%)
   Baxter International, Inc. ........................     A-      5.25        05/01/07          100,000           103,253
   Bristol-Myers Squibb Co. ..........................     A+      4.75        10/01/06          200,000           204,505
                                                                                                               -----------
                                                                                                                   307,758
                                                                                                               -----------
INDUSTRIAL (1.7%)
   Conoco Funding Co. ................................     A-      5.45        10/15/06          200,000           207,131
   Deluxe Corp. ......................................   BBB+      3.50        10/01/07          250,000           246,780
   Other Securities ..................................               --              --          100,000            98,571
                                                                                                               -----------
                                                                                                                   552,482
                                                                                                               -----------
TECHNOLOGY (0.6%)
   Hewlett-Packard Co. ...............................     A-      5.75        12/15/06          100,000           104,114
   Intl. Business Machines Corp. .....................     A+      4.88        10/01/06          100,000           102,683
                                                                                                               -----------
                                                                                                                   206,797
                                                                                                               -----------
   UTILITIES (0.6%)
      DTE Energy Co. .................................   BBB-      6.45        06/01/06          200,000           208,200
                                                                                                               -----------
   TOTAL LONG-TERM DEBT SECURITIES
      (Cost: $30,626,653) 94.1% ........................................................................        30,381,162
                                                                                                               -----------

----------
*     Ratings as per Standard & Poor's Corporation.

   The accompanying notes are an integral part of these financial statements.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                                       Face
                                                                    Rate          Maturity             Amount          Value
                                                                   ------         --------          -----------     -----------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.9%)
   Federal Home Loan Bank ..................................       1.01%          01/03/05           $957,000       $   956,947
                                                                                                                    -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $956,947) 2.9% .....................................................................................          956,947
                                                                                                                    -----------
Temporary Cash Investments**
   (Cost: $960,900) 3.0% .....................................................................................          960,900
                                                                                                                    -----------

TOTAL INVESTMENTS
   (Cost: $32,544,500) 100.0% ................................................................................      $32,299,009
                                                                                                                    -----------

----------
Abbreviations:   FFCB = Federal Farm Credit Bank
                 FHLB = Federal Home Loan Bank
                 FHLMC = Federal Home Loan Mortgage Corporation
                 FNMA = Federal National Mortgage Association

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

   The accompanying notes are an integral part of these financial statements.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                                                               Face
                                                       Rating*     Rate        Maturity        Amount            Value
                                                       -------    ------      ---------      -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.4%)
   U.S. Treasury Notes ............................       AAA      5.00%       08/15/11       $3,000,000       $ 3,193,710
                                                                                                               -----------
U.S. GOVERNMENT AGENCIES (61.2%) MORTGAGE-BACKED OBLIGATIONS (4.4%)
   FHLMC ..........................................       AAA      5.00        06/15/17        3,000,000         3,074,430
   FHLMC ..........................................       AAA        --              --           87,312            92,561
   FNMA ...........................................       AAA        --              --           55,722            57,204
                                                                                                               -----------
                                                                                                                 3,224,195
                                                                                                               -----------
NON-MORTGAGE-BACKED OBLIGATIONS (56.8%)
   FHLB ...........................................       AAA      2.75        03/14/08        4,750,000         4,641,933
   FHLMC ..........................................       AAA      6.63        09/15/09        5,000,000         5,591,705
   FHLMC ..........................................       AAA      5.63        03/15/11        4,000,000         4,323,268
   FNMA ...........................................       AAA      4.25        07/15/07       14,000,000        14,293,415
   FNMA ...........................................       AAA      3.25        01/15/08        5,000,000         4,961,565
   FNMA ...........................................       AAA      3.25        02/15/09        1,500,000         1,470,833
   FNMA ...........................................       AAA      6.63        09/15/09        5,500,000         6,141,157
                                                                                                               -----------
                                                                                                                41,423,876
                                                                                                               -----------
BASIC MATERIALS (2.1%)
   Cytec Industries, Inc. .........................       BBB      6.85        05/11/05          500,000           504,824
   Intl. Flavors & Fragrances .....................      BBB+      6.45        05/15/06          250,000           259,967
   Monsanto Co. ...................................        A-      4.00        05/15/08          500,000           501,604
   Other Securities ...............................                  --              --          250,000           250,916
                                                                                                               -----------
                                                                                                                 1,517,311
                                                                                                               -----------
CONSUMER, CYCLICAL (4.8%)
   Caterpillar Fin. Svc ...........................         A      2.63        01/30/07          500,000           491,249
   Cox Communications, Inc. Cl A ..................      BBB-      3.88        10/01/08          500,000           494,828
   Newell Rubbermaid ..............................      BBB+      4.63        12/15/09          500,000           504,714
   Target Corp. ...................................        A+      5.38        06/15/09        1,000,000         1,058,533
   Other Securities ...............................                  --              --          936,000           950,429
                                                                                                               -----------
                                                                                                                 3,499,753
                                                                                                               -----------
CONSUMER, NON-CYCLICAL (3.8%)
   Campbell Soup Co. ..............................         A      5.50        03/15/07          500,000           518,470
   Coca-Cola Enterprises, Inc. ....................         A      2.50        09/15/06          500,000           492,832
   General Mills, Inc. ............................      BBB+      2.63        10/24/06          500,000           491,499
   Kellogg Co. ....................................      BBB+      2.88        06/01/08          500,000           485,641
   Safeway, Inc. ..................................       BBB      4.13        11/01/08          500,000           497,064
   Wal-Mart Stores, Inc. ..........................        AA      6.88        08/10/09          250,000           280,723
                                                                                                               -----------
                                                                                                                 2,766,229
                                                                                                               -----------
ENERGY (1.0%)
   Anadarko Petroleum Corp. .......................      BBB+      3.25        05/01/08          500,000           491,404
   Other Securities ...............................                  --              --          250,000           253,654
                                                                                                               -----------
                                                                                                                   745,058
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                               Face
                                                       Rating*     Rate        Maturity        Amount            Value
                                                       -------    ------      ---------      -----------       -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
FINANCIAL (16.7%)
   American Honda Finance .........................        A+      3.85%       11/06/08       $  500,000       $   498,607
   Bank of America Corp. ..........................        A+      4.75        10/15/06          500,000           512,063
   Bank of Oklahoma ...............................      BBB       7.13        08/15/07          350,000           379,255
   Berkshire Hathaway Financial ...................      AAA       4.20        12/15/10          500,000           496,791
   Deere Capital Corp. ............................        A-      3.90        01/15/08          500,000           503,553
   Ford Motor Credit Co. ..........................      BBB-      7.38        10/28/09          750,000           809,001
   GE Capital Corp. ...............................      AAA       2.75        09/25/06          750,000           742,662
   General Motors Acceptance Corp. ................      BBB-      6.75        01/15/06          500,000           512,940
   Heller Financial, Inc. .........................       AAA      6.38        03/15/06          500,000           517,494
   Household Finance Corp. ........................        A       6.50        01/24/06          500,000           516,884
   JP Morgan Chase Bank ...........................        A+      5.63        08/15/06          500,000           517,996
   Lehman Brothers Holdings, Inc. .................        A       4.00        01/22/08          500,000           503,451
   Nationwide Health Properties ...................      BBB-      7.60        11/20/28          350,000           391,428
   Nationwide Health Properties ...................      BBB-      7.90        11/20/06          250,000           265,197
   Roslyn Bancorp, Inc. ...........................      BBB-      7.50        12/01/08          500,000           554,385
   SLM Corp. ......................................        A       4.00        01/15/09          500,000           499,758
   Sprint Capital Corp. ...........................      BBB-      7.13        01/30/06          500,000           520,058
   Textron Finance Corp. ..........................        A-      2.69        10/03/06          500,000           492,910
   The CIT Group, Inc. ............................        A       6.50        02/07/06          500,000           517,574
   U S Bancorp ....................................        A+      3.95        08/23/07          500,000           504,805
   Union Planters Corp. ...........................        A-      6.75        11/01/05          500,000           514,661
   Other Securities ...............................                  --              --        1,400,000         1,402,502
                                                                                                               -----------
                                                                                                                12,173,975
                                                                                                               -----------
INDUSTRIAL (0.7%)
   Deluxe Corp. ...................................      BBB+      3.50        10/01/07          500,000           493,561
                                                                                                               -----------
TECHNOLOGY (1.4%)
   Hewlett-Packard Co. ............................        A-      5.75        12/15/06          500,000           520,572
   Intl. Business Machines Corp. ..................        A+      4.88        10/01/06          500,000           513,415
                                                                                                               -----------
                                                                                                                 1,033,987
                                                                                                               -----------
TELECOMMUNICATIONS (0.7%)
   Verizon Global .................................        A+      4.00        01/15/08          500,000           504,155
                                                                                                               -----------
TOTAL LONG-TERM DEBT SECURITIES
   (Cost: $70,832,708) 96.8% ..........................................................................        $70,575,810
                                                                                                               -----------

----------
*     Ratings as per Standard & Poor's Corporation.

   The accompanying notes are an integral part of these financial statements.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                                       Face
                                                                    Rate          Maturity             Amount          Value
                                                                   ------         --------          -----------     -----------
SHORT-TERM DEBT SECURITIES:
U.S. Government Agencies (2.2%)
   Federal Home Loan Bank ...................................      1.01%          01/03/05          $ 1,591,000     $ 1,590,912
                                                                                                                    -----------
TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $1,590,912) 2.2% ....................................................................................       1,590,912
                                                                                                                    -----------
TEMPORARY CASH INVESTMENTS**
   (Cost: $750,000) 1.0% ......................................................................................         750,000
                                                                                                                    -----------
TOTAL INVESTMENTS
   (Cost: $73,173,620) 100.0%  ................................................................................     $72,916,722
                                                                                                                    -----------

----------
Abbreviations: FHLB = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                       Shares          Value
                                                      --------      ------------

COMMON STOCKS:
BASIC MATERIALS (2.3%)
  Du Pont (E.I.) de Nemours & Co. .........             74,000      $  3,629,700
  PPG Industries, Inc. ....................             35,000         2,385,600
                                                                    ------------
                                                                       6,015,300
                                                                    ------------
CONSUMER, CYCLICAL (8.4%)
  Circuit City Group, Inc. ................            286,000         4,473,040
  Genuine Parts Co. .......................             90,000         3,965,400
  Staples, Inc. ...........................            152,000         5,123,920
  Target Corp. ............................            120,050         6,234,197
  Other Securities ........................             27,960         1,611,335
                                                                    ------------
                                                                      21,407,892
                                                                    ------------
CONSUMER, NON-CYCLICAL (5.3%)
  Proctor & Gamble Co. ....................             58,200         3,205,656
  Wal-Mart Stores, Inc. ...................             76,590         4,045,484
  Walgreen Co. ............................            119,740         4,594,424
  Other Securities ........................             56,000         1,649,200
                                                                    ------------
                                                                      13,494,764
                                                                    ------------
ENERGY (0.8%) .............................             32,940         2,040,804
                                                                    ------------
FINANCIAL (13.3%)
  American Express Co. ....................             87,063         4,907,741
  Bank of America Corp. ...................            126,660         5,951,753
  Citigroup, Inc. .........................             85,983         4,142,661
  Comerica, Inc. ..........................             58,400         3,563,568
  Golden West Financial Corp. .............             75,018         4,607,606
  J.P. Morgan Chase & Co. .................             69,100         2,695,591
  Providian Financial Corp.* ..............            190,000         3,129,300
  Wells Fargo & Company ...................             79,623         4,948,569
                                                                    ------------
                                                                      33,946,789
                                                                    ------------
HEALTHCARE (6.8%)
  Abbott Laboratories .....................            125,541         5,856,488
  Medtronic, Inc. .........................             56,285         2,795,676
  Pfizer, Inc. ............................             69,290         1,863,208
  Wyeth ...................................             60,000         2,555,400
  Other Securities ........................             80,338         4,427,148
                                                                    ------------
                                                                      17,497,920
                                                                    ------------
INDUSTRIAL (7.8%)
  General Electric Co. ....................            202,020         7,373,718
  Grainger (W.W.), Inc. ...................             93,000         6,195,660
  Tyco International Ltd. .................            144,665         5,170,327
  Other Securities ........................             14,391         1,229,856
                                                                    ------------
                                                                      19,969,561
                                                                    ------------
TECHNOLOGY (12.3%)
  Affiliated Computer Svcs.* ..............             85,842         5,166,831
  Dell Inc.* ..............................             76,640         3,229,611
  EMC Corp.* ..............................            367,129         5,459,209
  First Data Corp. ........................             63,172         2,687,338
  Microsoft Corp. .........................            173,401         4,631,542
  Network Appliance, Inc.* ................             58,584         1,946,161
  Sabre Group Holdings, Inc. ..............             98,044         2,172,656
  Texas Instruments, Inc. .................            129,317         3,183,786
  Other Securities ........................            135,020         3,083,286
                                                                    ------------
                                                                      31,560,420
                                                                    ------------
TELECOMMUNICATIONS (2.4%)
  SBC Communications, Inc. ................             73,870         1,903,630
  Sprint Corp. (FON Gp.) ..................            134,522         3,342,872
  Other Securities ........................             62,000           854,980
                                                                    ------------
                                                                       6,101,482
                                                                    ------------
UTILITIES (1.2%)
  CINergy Corp. ...........................             75,500         3,143,065
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost: $139,854,643) 60.6% ..............                         $155,177,997
                                                                    ============

----------
*     Non-income producing security.

   The accompanying notes are an integral part of these financial statements.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND) SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                               Face
                                                       Rating*     Rate        Maturity        Amount            Value
                                                       -------    ------      ---------      -----------       -----------
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.8%)
   U.S. Treasury Notes ............................       AAA      3.88%       02/15/13       $2,000,000       $ 1,973,282
                                                                                                               -----------
U.S. GOVERNMENT AGENCIES (20.1%) MORTGAGE-BACKED OBLIGATIONS (14.5%)
   FHLMC ..........................................       AAA      8.00        07/15/06           13,293            13,280
   FHLMC ..........................................       AAA      5.00        06/15/17        4,000,000         4,099,240
   FNMA ...........................................       AAA      5.00        11/01/33        1,871,238         1,860,261
   FNMA ...........................................       AAA      5.50        05/01/34        2,337,024         2,373,963
   FNMA ...........................................       AAA      5.00        04/01/18        1,781,813         1,812,036
   FNMA ...........................................       AAA        --              --       19,200,997        19,539,622
   GNMA (1) .......................................       AAA      6.27        10/16/27        3,000,000         3,297,135
   GNMA (1) .......................................       AAA        --              --          990,038         1,039,383
   Other Securities ...............................                  --              --        3,009,751         3,004,091
                                                                                                               -----------
                                                                                                                37,039,011
                                                                                                               -----------
NON-MORTGAGE-BACKED OBLIGATIONS (5.6%)
   FNMA ...........................................       AAA      4.38        03/15/13        4,500,000         4,487,688
   FNMA ...........................................       AAA      3.25        02/15/09        4,250,000         4,167,359
   FHLMC ..........................................       AAA      4.50        01/15/13        3,500,000         3,529,229
   Other Securities ...............................                  --              --        2,250,000         2,255,863
                                                                                                               -----------
                                                                                                                14,440,139
                                                                                                               -----------
BASIC MATERIALS (2.0%)
   Praxair, Inc. ..................................         A-     6.90        11/01/06        2,500,000         2,664,180
   Other Securities ...............................                  --              --        2,500,000         2,538,435
                                                                                                               -----------
                                                                                                                 5,202,615
                                                                                                               -----------
CONSUMER, CYCLICAL (2.0%) .........................                  --              --        5,437,594         4,998,862
                                                                                                               -----------
CONSUMER, NON-CYCLICAL (1.0%)
   Wal-Mart Stores, Inc. ..........................        AA      6.88        08/10/09        1,000,000         1,122,891
   Other Securities ...............................                  --              --        1,500,000         1,469,972
                                                                                                               -----------
                                                                                                                 2,592,863
                                                                                                               -----------
ENERGY (0.4%) .....................................                  --              --        1,000,000           998,712
                                                                                                               -----------
FINANCIAL (10.0%)
   Bank of America Corp. ..........................         A+     4.75        10/15/06          500,000           512,063
   Berkley (W.R.) Corp. ...........................       BBB+     8.70        01/01/22        1,500,000         1,829,322
   GE Capital Corp. ...............................       AAA      5.45        01/15/13        2,000,000         2,110,926
   Nationwide Health Properties ...................       BBB-     7.90       11/20/056        5,000,000         5,303,944
   Wells Fargo & Company ..........................        AA-     3.50        04/04/08          250,000           248,430
   Other Securities ...............................                  --              --       16,482,651        15,571,063
                                                                                                               -----------
                                                                                                                25,575,748
                                                                                                               -----------
HEALTHCARE (0.4%)
   Wyeth ..........................................         A      5.50        03/15/13          500,000           519,662
   Other Securities ...............................                  --                 --          500,000        516,267
                                                                                                               -----------
                                                                                                                 1,035,929
                                                                                                               -----------

   The accompanying notes are an integral part of these financial statements.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
           SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
                                December 31, 2004

                                                                                                   Face
                                                              Rating*      Rate     Maturity      Amount          Value
                                                              -------     ------    --------     ---------     -----------
LONG-TERM DEBT SECURITIES (CONTINUED):
INDUSTRIAL (1.0%)
   Seariver Maritime .......................................     AAA       0.00%    09/01/12   $3,000,000      $ 2,111,331
                                                                            --           --       500,000          493,561
                                                                                                               -----------
                                                                                                                 2,604,892
                                                                                                               -----------
TECHNOLOGY (0.4%) ..........................................                 --           --    1,000,000        1,033,987
                                                                                                               -----------
TELECOMMUNICATIONS (0.2%) ..................................                 --           --      500,000          504,155
                                                                                                               -----------
TOTAL LONG-TERM DEBT SECURITIES
   (Cost: $97,899,547) 38.3% ............................................................................      $98,000,195
                                                                                                               -----------

                                                                                                       Face
                                                                    Rate          Maturity             Amount          Value
                                                                   ------         --------          -----------     -----------

SHORT-TERM DEBT SECURITIES:
   U.S. Government Agencies (0.8%)
   Federal National Mtge. Assoc .............................      1.94%          01/03/05           $2,090,000    $  2,089,878
                                                                                                                   ------------
COMMERCIAL PAPER (0.2%) .....................................                                           570,000         569,932
                                                                                                                   ------------
Total Short-Term Debt Securities
   Cost: $2,659,810) 1.0% .....................................................................................       2,659,810
                                                                                                                   ------------
Temporary Cash Investments**
   (Cost: $222,400) 0.1% .....................................................................................          222,400
                                                                                                                   ------------
Total Investments
   (Cost: $240,636,400) 100.0% ................................................................................    $256,060,402
                                                                                                                   ============

----------
Abbreviations:    FHLMC = Federal Home Loan Mortgage Corporation
                  FNMA = Federal National Mortgage Association
                  GNMA = Government National Mortgage Association

(1) U.S. Government guaranteed security.

The total value of investments whose issuer has filed for Chapter XI bankruptcy law (or equivalent) protection was $50,664, or 0.02% of the Fund's total investments as of December 31, 2004.

The total value of non-income producing investments was $24,191,742, or 9.4% of the Fund's total investments as of December 31, 2004.

The total value of investments not rated or below-investment grade was $2,095,664, or 0.8% the Fund's total investments as of December 31, 2004.

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

   The accompanying notes are an integral part of these financial statements.

       MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                 SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
                                DECEMBER 31, 2004

                                                       Shares          Value
                                                      --------      ------------
COMMON STOCKS:
BASIC MATERIALS (6.4%)
  Cytec Industries, Inc. ..................             50,410      $ S2,592,082
  Georgia Gulf Corp. ......................             84,296         4,197,941
  Graftech International, Ltd.* ...........            265,610         2,512,671
  Other Securities ........................            659,333        14,498,234
                                                                    ------------
                                                                      23,800,928
                                                                    ------------
CONSUMER, CYCLICAL (14.3%)
  Aaron Rents, Inc. .......................            116,710         2,917,750
  Crown Holdings, Inc.* ...................            473,831         6,510,438
  Jacuzzi Brands, Inc.* ...................            321,250         2,794,875
  Shopko Stores, Inc.* ....................            132,450         2,474,166
  Sunterra Corporation* ...................            161,600         2,268,864
  Other Securities ........................          1,596,070        36,651,481
                                                                    ------------
                                                                      53,617,574
                                                                    ------------
CONSUMER, NON-CYCLICAL (4.5%)
  Chiquita Brands Intl., Inc. .............            136,800         3,017,808
  Longs Drug Stores Corp. .................             86,820         2,393,627
  MGI Pharma, Inc.,* ......................            102,600         2,873,826
  Walter Industries, Inc. .................            112,030         3,778,772
  Other Securities ........................            282,556         4,613,865
                                                                    ------------
                                                                      16,677,898
                                                                    ------------

ENERGY (3.7%)
  Range Resources Corp. ...................            182,767         3,739,413
  Southern Union Co.* .....................            102,961         2,469,005
  Other Securities ........................            389,343         7,739,411
                                                                    ------------
                                                                      13,947,829
                                                                    ------------
FINANCIAL (20.0%)
  American Home Mortgage Inv ..............             67,760         2,320,780
  Assured Guaranty Co.* ...................            120,910         2,378,300
  BankAtlantic Bancorp, Inc. Cl A .........            152,050         3,025,795
  Brookline Bankcorp ......................            157,860         2,576,275
  Direct General Corp. ....................             76,120         2,443,452
  Equity Inns, Inc. .......................            213,170         2,502,616
  LandAmerica Financial Group .............             57,880         3,121,468
  MAF Bancorp .............................             55,300         2,478,546
  PrivateBancorp, Inc. ....................             75,717         2,440,359
  Provident Financial Services ............            137,000         2,653,690
  Sterling Financial Corp.* ...............             69,381         2,723,898
  W Holding Co., Inc. .....................            102,330         2,347,450
  Other Securities ........................          1,693,261        43,906,428
                                                                    ------------
                                                                      74,919,057
                                                                    ------------
HEALTHCARE (8.2%)
  Advanced Medical Optics, Inc.* ..........             64,474         2,652,460
  Centene Corporation* ....................             80,586         2,284,613
  Other Securities ........................          1,769,308        25,560,008
                                                                    ------------
                                                                      30,497,081
                                                                    ------------
INDUSTRIAL (20.3%)
  Apogee Enterprises, Inc. ................            191,610         2,569,490
  Audiovox Corp. Cl A* ....................            153,382         2,420,368
  Benchmark Electronics* ..................             96,716         3,298,016
  Champion Enterprises, Inc.* .............            308,100         3,641,742
  Ciber Inc.* .............................            248,997         2,400,331
  Dycom Industries, Inc.* .................             86,780         2,648,526
  Engineered Support Systems ..............             51,214         3,032,893
  General Cable Corp.* ....................            347,740         4,816,199
  Kirby Corp.* ............................             74,614         3,311,369
  Landstar System, Inc.* ..................             38,393         2,827,261
  RailAmerica, Inc.* ......................            277,670         3,623,594
  Siligan Holdings, Inc. ..................             59,290         3,614,318
  Trinity Industries ......................             78,660         2,680,733
  UTI Worldwide, Inc.* ....................             36,032         2,450,897
  Universal Forest Products ...............             58,110         2,521,974
  Other Securities ........................          1,392,265        29,931,611
                                                                    ------------
                                                                      75,789,322
                                                                    ------------
TECHNOLOGY (15.6%)
  Cypress Semiconductor Corp.* ............            290,567         3,408,351
  DRS Technologies, Inc* ..................             56,110         2,396,458
  Other Securities ........................          4,336,192        52,375,279
                                                                    ------------
                                                                      58,180,088
                                                                    ------------

TELECOMMUNICATIONS (1.0%) .................            336,840         3,723,421
                                                                    ------------
UTILITIES (3.0%)
  Energen Corp. ...........................             48,430         2,854,949
  PNM Resources, Inc. .....................            114,690         2,900,510
  Southwestern Energy Co.* ................             45,199         2,291,137
  Westar Energy, Inc. .....................             99,360         2,272,363
  Other Securities ........................             47,540           840,032
                                                                    ------------
                                                                      11,158,991
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost: $316,390,189) 97.0% ..............                         $362,312,189
                                                                    ------------

----------
*     Non-income producing security.

                                                                                                   Face
                                                                           Rate     Maturity      Amount          Value
                                                                           -----    ---------  ------------- --------------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.0%)
   Federal National Mtge. Assoc........................................    1.94%     01/03/05   $11,280,000    $ 11,279,342
                                                                                                               ------------

TOTAL SHORT-TERM DEBT SECURITIES
   (Cost: $11,279,342) 3.0%................................................................................      11,279,342
                                                                                                               ------------
TOTAL INVESTMENTS
   (Cost: $327,669,531) 100.0%.............................................................................    $373,591,531
                                                                                                               ============

The total value of non-income producing investments was $215,322,753, or 57.6% of the Fund's total investments as of December 31, 2004.

   The accompanying notes are an integral part of these financial statements.

    MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                     Shares            Value
                                                    ---------        ----------
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100%)
   Mutual of America Investment Corporation
   Bond Fund ..................................     1,942,742        $2,507,867
   Mid Term Bond Fund .........................     2,651,479         2,504,722
   Equity Index Fund ..........................       990,433         2,096,297
   Short Term Bond Fund .......................     1,223,595         1,251,008
                                                                     ----------
   TOTAL INVESTMENTS
     (Cost: $8,318,727) 100% ..................                      $8,359,894
                                                                     ==========

       MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                     Shares            Value
                                                    ---------        ----------
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100%)
   Mutual of America Investment Corporation
   Equity Index Fund ..........................     6,196,563       $13,115,310
   Bond Fund ..................................     8,681,890        11,207,365
   Mid Term Bond Fund .........................     7,899,705         7,462,464
   Mid Cap Equity Index Fund ..................     3,876,979         5,665,558
                                                                    -----------
   TOTAL INVESTMENTS
      (Cost: $36,771,402) 100% ................                     $37,450,697
                                                                    ===========

      MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                                December 31, 2004

                                                     Shares            Value
                                                    ---------        ----------
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100%)
   Mutual of America Investment Corporation
   Equity Index Fund ..........................     6,293,894       $13,321,315
   Bond Fund ..................................     5,716,282         7,379,091
   Mid-Cap Equity Index Fund ..................     4,083,221         5,966,946
   Aggressive Equity Fund .....................     1,697,875         2,980,901
                                                                    -----------
   TOTAL INVESTMENTS
     (Cost: $28,473,839) 100% .................                     $29,648,253
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                      STATEMENTS OF ASSETS AND LIABILITIES
                                December 31, 2004

                                                                      Money Market   All America    Equity Index
                                                                          Fund           Fund          Fund
                                                                       -----------   ------------   ------------
ASSETS:
Investments at market value
   (Cost:
   Money Market Fund -- $78,484,464
   All America Fund -- $363,903,234
   Equity Index Fund -- $632,245,543)
   (Notes 1 and 3) ...............................................     $78,484,464   $457,188,479   $720,344,968
Cash .............................................................           2,762         16,072             96
Interest and dividends receivable ................................              --        451,563        891,933
Receivable for securities sold ...................................              --        226,115        607,093
Receivable for daily variation margin on futures contracts .......              --             --             --
                                                                       -----------   ------------   ------------
TOTAL ASSETS .....................................................      78,487,226    457,882,229    721,844,090
                                                                       -----------   ------------   ------------
LIABILITIES:
Payable for securities purchased .................................              --        138,988             --
Payable for daily variation margin on future contracts ...........              --         13,500         25,912
                                                                       -----------   ------------   ------------
TOTAL LIABILITIES ................................................              --        152,488         25,912
                                                                       -----------   ------------   ------------
NET ASSETS .......................................................     $78,487,226   $457,729,741   $721,818,178
                                                                       ===========   ============   ============
NUMBER OF SHARES OUTSTANDING (Note 4) ............................      66,233,088    223,626,559    341,035,099
                                                                       ===========   ============   ============
NET ASSET VALUES, offering and redemption price per share ........           $1.19          $2.05          $2.12
                                                                             =====          =====          =====


                                                                         Mid-Cap
                                                                      Equity Index       Bond        Short-Term
                                                                          Fund           Fund         Bond Fund
                                                                      ------------   ------------   ------------
ASSETS:
Investments at market value
   (Cost:
   Mid-Cap  Equity  Index  Fund  --  $250,563,685   Bond  Fund  --  $361,818,730
   Short-Term Bond Fund -- $32,544,500)
   (Notes 1 and 3) ...............................................    $294,588,579   $366,119,559   $ 32,299,009
Cash .............................................................              32          2,615             43
Interest and dividends receivable ................................         178,558      2,905,636        222,727
Receivable for securities sold ...................................         152,878             --          9,004
Receivable for daily variation margin on futures contracts .......          78,526             --             --
                                                                      ------------   ------------   ------------
TOTAL ASSETS .....................................................     294,998,573    369,027,810     32,530,783
                                                                      ------------   ------------   ------------
LIABILITIES:
Payable for securities purchased .................................              --             --        956,920
                                                                      ------------   ------------   ------------
Net Assets .......................................................     $294,998,573  $369,027,810   $ 31,573,863
                                                                      ============   ============   ============
NUMBER OF SHARES OUTSTANDING (Note 4) ............................     201,869,864    285,870,568     30,881,978
                                                                      ============   ============   ============
NET ASSETS VALUES, offering and redemption price per share .......           $1.46          $1.29          $1.02
                                                                             =====          =====          =====

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                STATEMENTS OF ASSETS AND LIABILITIES (Continued)
                                December 31, 2004

                                                                                                    Aggressive
                                                                        Mid-Term      Composite       Equity
                                                                        Bond Fund       Fund           Fund
                                                                       -----------   ------------   ------------
ASSETS:
Investments at market value
   (Cost:
   Mid-Term Bond Fund -- $73,173,620  Composite Fund -- $240,636,400  Aggressive
   Equity Fund -- $327,669,531)
   (Notes 1 and 3) ...............................................     $72,916,722   $256,060,402   $373,591,531
Cash .............................................................         844,899          9,317         11,823
Interest and dividends receivable ................................       1,041,345      1,078,704        194,566
Receivable for securities sold ...................................              --             --             --
                                                                       -----------   ------------   ------------
TOTAL ASSETS .....................................................      74,802,966    257,148,423    373,797,920
LIABILITIES:
Payable for securities purchased .................................       1,590,867             --             --
                                                                       -----------   ------------   ------------
NET ASSETS .......................................................     $73,212,099   $257,148,423   $373,797,920
                                                                       ===========   ============   ============
NUMBER OF SHARES OUTSTANDING (Note 4) ............................      77,501,724    176,457,672    212,909,336
                                                                       ===========   ============   ============
NET ASSET VALUES, offering and redemption price per share ........           $0.94          $1.46          $1.76
                                                                             =====          =====          =====

                                                                       Conservative    Moderate      Aggressive
                                                                        Allocation    Allocation     Allocation
                                                                           Fund          Fund           Fund
                                                                       ------------  ------------   ------------
ASSETS:
Investments at market value
   (Cost:
   Conservative Allocation Fund -- $8,318,727
   Moderate Allocation Fund -- $36,771,402
   Aggressive Allocation Fund -- $28,473,839)
   (Notes 1 and 3) ...............................................     $ 8,359,894   $ 37,450,697   $ 29,648,253
                                                                       -----------   ------------   ------------
TOTAL ASSETS .....................................................       8,359,894     37,450,697     29,648,253
LIABILITIES:
Payable for securities purchased .................................              --             --             --
                                                                       -----------   ------------   ------------
NET ASSETS .......................................................     $ 8,359,894   $ 37,450,697   $ 29,648,253
                                                                       ===========   ============   ============
NUMBER OF SHARES OUTSTANDING (Note 4) ............................       8,204,622     33,766,624     24,504,532
                                                                       ===========   ============   ============
NET ASSET VALUES, offering and redemption price per share ........           $1.02          $1.11          $1.21
                                                                             =====          =====          =====

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 2004

                                                                                                Mid-Cap
                                                 Money Market   All America    Equity Index   Equity Index      Bond
                                                    Fund           Fund           Fund            Fund          Fund
                                                  ----------    -----------    -----------    -----------    -----------
INVESTMENT INCOME AND EXPENSES:
Income:
   Dividends ..................................   $       --    $ 7,510,388    $12,919,458    $ 2,661,860    $        --
   Interest ...................................    1,006,827        181,306        252,686        272,573     17,381,771
                                                  ----------    -----------    -----------    -----------    -----------
Total income ..................................    1,006,827      7,691,694     13,172,144      2,934,433     17,381,771
                                                  ----------    -----------    -----------    -----------    -----------
  Expenses:
   Investment advisory fees (Note 2) ..........      182,957      2,310,650        808,816        302,640      1,752,979
   Accounting and recordkeeping
   expenses ...................................       14,759         93,117        130,300         48,758         99,405
   Shareholders reports .......................       33,578        211,843        296,438        110,927        160,796
   Custodian expenses .........................       16,286        149,471         77,944         67,219         22,646
   Directors' (independent) fees and
     expenses .................................       24,530         24,530         24,530         24,530         24,530
   Audit ......................................        6,052         38,181         53,427         19,992         28,981
   Other ......................................           80         26,220         26,424         17,251            385
                                                  ----------    -----------    -----------    -----------    -----------
Total expenses before reimbursement ...........      278,242      2,854,012      1,417,879        591,317      2,089,722
Expense reimbursement .........................      (95,285)      (543,362)      (609,063)      (288,677)      (336,743)
                                                  ----------    -----------    -----------    -----------    -----------
Net Expenses ..................................      182,957      2,310,650        808,816        302,640      1,752,979
                                                  ----------    -----------    -----------    -----------    -----------
Net Investment Income .........................      823,870      5,381,044     12,363,328      2,631,793     15,628,792
                                                  ----------    -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS AND
    FUTURES CONTRACTS (Note 1) :
Net realized gain (loss) on investments
   and futures contracts:
   Net realized gain (loss) on investments ....       (1,539)    38,562,267      8,421,491      9,332,054        762,481
   Net realized gain (loss) on futures
     contracts ................................           --      1,055,005      2,478,964      2,007,431             --
                                                  ----------    -----------    -----------    -----------    -----------
                                                      (1,539)    39,617,272     10,900,455     11,339,485        762,481
                                                  ----------    -----------    -----------    -----------    -----------
Net unrealized appreciaton (depreciation) of investments and futures contracts:
   Net unrealized appreciation (depreciation)
     of investments ...........................           49     (9,643,803)    45,279,678     23,657,765       (304,025)
   Net unrealized appreciation
     (depreciation) of futures contracts ......           --       (177,975)      (201,625)        89,975             --
                                                  ----------    -----------    -----------    -----------    -----------
                                                          49     (9,821,778)    45,078,053     23,747,740       (304,025)
                                                  ----------    -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS AND
   FUTURES CONTRACTS ..........................       (1,490)    29,795,494     55,978,508     35,087,225        458,456
                                                  ----------    -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..................   $  822,380    $35,176,538    $68,341,836    $37,719,018    $16,087,248
                                                  ==========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                      STATEMENTS OF OPERATIONS (Continued)
                      For the Year Ended December 31, 2004

                                                                                                                      Aggressive
                                                            Short-Term         Mid-Term           Composite             Equity
                                                             Bond Fund         Bond Fund             Fund                Fund
                                                            ----------        -----------        ------------        ------------
INVESTMENT INCOME AND EXPENSES:
Income:
   Dividends ...........................................     $      --        $        --        $  2,669,620        $  2,425,322
   Interest ............................................       914,809          2,633,967           4,794,540             138,580
                                                             ---------        -----------        ------------        ------------
Total income ...........................................       914,809          2,633,967           7,464,160           2,563,902
                                                             ---------        -----------        ------------        ------------
Expenses:
   Investment advisory fees (Note 2) ...................       148,868            349,687           1,259,244           2,988,923
   Accounting and recordkeeping expenses ...............        35,702             29,958              75,519              70,866
   Shareholders reports ................................        13,617             32,099             115,466             161,223
   Custodian expenses ..................................        22,599             12,052              45,966              58,046
   Directors' (independent) fees and expenses ..........        24,530             24,530              24,530              24,530
   Audit ...............................................         2,454              5,785              20,810              29,057
   Other ...............................................            33                 77                 277                 386
                                                             ---------        -----------        ------------        ------------
Total expenses before reimbursement ....................       247,803            454,188           1,541,812           3,333,031
Expense reimbursement ..................................       (98,935)          (104,501)           (282,568)           (344,108)
                                                             ---------        -----------        ------------        ------------
   Net Expenses ........................................       148,868            349,687           1,259,244           2,988,923
                                                             ---------        -----------        ------------        ------------
Net Investment Income (Loss) ...........................       765,941          2,284,280           6,204,916            (425,021)
                                                               =======          =========           =========            ========
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on investments ................       (32,919)           227,112           6,286,697          35,651,268
Net unrealized appreciation(depreciation)
   of investments ......................................      (265,873)          (889,302)          2,938,167         (17,518,525)
                                                             ---------        -----------        ------------        ------------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS ...............................      (298,792)          (662,190)          9,224,864          18,132,743
                                                             ---------        -----------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................     $ 467,149        $ 1,622,090        $ 15,429,780        $ 17,707,722
                                                             =========        ===========        ============        ============

                                                                                Conservative         Moderate         Aggressive
                                                                                 Allocation         Allocation        Allocation
                                                                                     Fund              Fund              Fund
                                                                                ------------        ----------        -----------
INVESTMENT INCOME AND EXPENSES:
Income:
   Dividends .............................................................         $252,499         $  987,433         $  591,931
   Interest ..............................................................               --                 --                 --
                                                                                   --------         ----------         ----------
Total income .............................................................          252,499            987,433            591,931
                                                                                   --------         ----------         ----------
Expenses(a):
   Investment advisory fees (Note 2) .....................................               --                 --                 --
   Other operating expenses ..............................................               --                 --                 --
                                                                                   --------         ----------         ----------
Total expenses before reimbursement ......................................               --                 --                 --
                                                                                   --------         ----------         ----------
Expense reimbursement ....................................................               --                 --                 --
   Net Expenses ..........................................................               --                 --                 --
                                                                                   --------         ----------         ----------
Net Investment Income ....................................................          252,499            987,433            591,931
                                                                                   --------         ----------         ----------
NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on investments ..................................           10,466            937,822            997,371
Net unrealized appreciation(depreciation) of investments .................           62,408            382,614            636,330
                                                                                                                       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...................           72,874          1,320,436          1,633,701
                                                                                   --------         ----------         ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................................         $325,373         $2,307,869         $2,225,632
                                                                                   ========         ==========         ==========

----------
(a) There are no other advisory or operating expenses other than those included in each of the underlying funds in which the Allocation Funds invest.

   The accompanying notes are an integral part of these financial statements.

                 MUTUAL OF AMERICA INVESTMENT CORPORATION
                   STATEMENTS OF CHANGES IN NET ASSETS
                     For the Years Ended December 31,

                                          Money Market Fund                All America Fund                  Equity Index Fund
                                     ---------------------------    -------------------------------  ------------------------------
                                          2004          2003             2004             2003           2004              2003
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN
 NET ASSETS:
From Operations:
    Net investment income ........   $    823,870   $    765,804    $   5,381,044    $   3,676,696   $  12,363,328    $   8,040,598
    Net realized gain (loss)
      on investments and
      futures contracts ..........         (1,539)            95       39,617,272       31,071,650      10,900,455        2,670,163
    Unrealized appreciation
      (depreciation) of
      investments and futures
      contracts ..................             49             65       (9,821,778)      90,830,550      45,078,053      114,559,461
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
    OPERATIONS ...................        822,380        765,964       35,176,538      125,578,896      68,341,836      125,270,222
                                     ------------   ------------    -------------    -------------   -------------    -------------
DIVIDEND DISTRIBUTIONS (Note 5)
    From net investment income ...       (826,630)      (770,955)      (5,385,057)      (3,535,195)    (12,302,210)      (7,869,784)
    From capital gains ...........             --             --      (43,759,898)              --      (2,583,414)              --
                                     ------------   ------------    -------------    -------------   -------------    -------------
Total distributions ..............       (826,630)      (770,955)     (49,144,955)      (3,535,195)    (14,885,624)      (7,869,784)
                                     ------------   ------------    -------------    -------------   -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (Note 4):
    Net proceeds from sale
      of shares ..................     43,158,736     48,750,527      112,125,241       76,080,371     266,480,179      304,723,470
    Dividends reinvested .........        826,630        770,955       49,144,955        3,535,195      14,885,624        7,869,784
    Cost of shares redeemed ......    (39,220,075)   (69,000,171)    (181,275,410)    (130,754,441)   (230,629,440)    (202,766,244)
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM CAPITAL
  SHARE TRANSACTIONS .............      4,765,291    (19,478,689)     (20,005,214)     (51,138,875)     50,736,363      109,827,010
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS .....................      4,761,041    (19,483,680)     (33,973,631)      70,904,826     104,192,575      227,227,448
NET ASSETS, BEGINNING OF YEAR ....     73,726,185     93,209,865      491,703,372      420,798,546     617,625,603      390,398,155
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $ 78,487,226   $ 73,726,185    $ 457,729,741    $ 491,703,372   $ 721,818,178    $ 617,625,603
                                     ============   ============    =============    =============   =============    =============
COMPONENTS OF NET ASSETS:
    Paid-in capital ..............   $ 78,457,129   $ 73,691,919    $ 365,563,195    $ 385,568,390   $ 634,765,974    $ 584,029,611
    Accumulated undistributed
      net investment income
      (loss) .....................         44,153         46,913        1,487,487        2,077,059         419,293          358,175
    Accumulated undistributed
      net realized gain (loss)
      on investments and futures
      contracts ..................        (14,056)       (12,598)      (2,672,711)         884,375      (1,665,264)      (9,982,305)
    Unrealized appreciation
      (depreciation) of
      investments and futures
      contracts ..................             --            (49)      93,351,770      103,173,548      88,298,175       43,220,122
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $ 78,487,226   $ 73,726,185    $ 457,729,741    $ 491,703,372   $ 721,818,178    $ 617,625,603
                                     ============   ============    =============    =============   =============    =============


                                               Mid-Cap                                                           Short-Term
                                          Equity Index Fund                    Bond Fund                         Bond Fund
                                     ---------------------------    ------------------------------   ------------------------------
                                          2004          2003             2004             2003           2004              2003
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income ........   $  2,631,793   $  1,537,052    $  15,628,792    $  17,851,442   $     765,941    $     968,801
    Net realized gain (loss)
      on investments and
      futures contracts ..........     11,339,485      2,049,728          762,481      (10,850,586)        (32,919)        (135,037)
    Unrealized appreciation
      (depreciation) of
      investments and
      futures contracts ..........     23,747,740     42,156,348         (304,025)      15,428,361        (265,873)        (267,402)
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS RESULTING FROM
      OPERATIONS .................     37,719,018     45,743,128       16,087,248       22,429,217         467,149          566,362
                                     ------------   ------------    -------------    -------------   -------------    -------------
DIVIDEND DISTRIBUTIONS (Note 5)
    From net investment
      income .....................     (2,634,824)    (1,480,749)     (15,850,366)     (17,956,541)       (767,960)        (968,857)
    From capital gains ...........     (6,148,832)            --               --               --              --               --
                                     ------------   ------------    -------------    -------------   -------------    -------------
Total distributions ..............     (8,783,656)    (1,480,749)     (15,850,366)     (17,956,541)       (767,960)        (968,857)
                                     ------------   ------------    -------------    -------------   -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (Note 4):
    Net proceeds from sale
      of shares ..................    126,265,303    135,526,489       71,651,883       63,563,208       9,885,481       14,203,736
    Dividends reinvested .........      8,783,656      1,480,749       15,850,366       17,956,541         767,960          968,857
    Cost of shares redeemed ......    (85,494,947)   (79,111,459)     (67,561,068)    (173,906,686)     (7,402,225)     (24,016,745)
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE)
    IN NET ASSETS
    FROM CAPITAL SHARE
    TRANSACTIONS .................     49,554,012     57,895,779       19,941,181      (92,386,937)      3,251,216       (8,844,152)
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE)
  IN NET ASSETS ..................     78,489,374    102,158,158       20,178,063      (87,914,261)      2,950,405       (9,246,647)
NET ASSETS, BEGINNING
  OF YEAR ........................    216,509,199    114,351,041      348,849,747      436,764,008      28,623,458       37,870,105
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $294,998,573   $216,509,199    $ 369,027,810    $ 348,849,747   $  31,573,863    $  28,623,458
                                     ============   ============    =============    =============   =============    =============
COMPONENTS OF NET ASSETS:
    Paid-in capital ..............   $248,791,197   $199,237,185    $ 388,079,863    $ 368,138,682   $  32,038,484    $  28,787,268
    Accumulated undistributed
      net investment income
      (loss) .....................      1,339,822      1,342,853            1,219          222,793          22,275           24,294
    Accumulated undistributed
      net realized gain
      (loss) on investments
      and futures contracts ......        436,310     (4,754,343)     (23,354,101)     (24,116,582)       (241,405)        (208,486)
    Unrealized appreciation
      (depreciation)
      of investments and
      futures contracts ..........     44,431,244     20,683,504        4,300,829        4,604,854        (245,491)          20,382
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $294,998,573   $216,509,199    $ 369,027,810    $ 348,849,747   $  31,573,863    $  28,623,458
                                     ============   ============    =============    =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                STATEMENTS OF CHANGES IN NET ASSETS (Continued)
                        For the Years Ended December 31,

                                              Mid-Term                                                          Aggressive
                                              Bond Fund                     Composite Fund                     Equity Fund
                                     ---------------------------    -------------------------------  ------------------------------
                                          2004          2003             2004             2003           2004              2003
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss) .....................   $  2,284,280   $  2,796,978    $   6,204,916    $   6,095,261   $    (425,021)   $  (1,318,079)
    Net realized gain (loss)
      on investments .............        227,112        573,478        6,286,697       15,014,794      35,651,268       32,871,438
    Unrealized appreciation
      (depreciation) of
      investments ................       (889,302)    (1,015,164)       2,938,167       18,992,627     (17,518,525)      63,776,080
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS ................      1,622,090      2,355,292       15,429,780       40,102,682      17,707,722       95,329,439
                                     ------------   ------------    -------------    -------------   -------------    -------------
DIVIDEND DISTRIBUTIONS (Note 5)
    From net investment
      income .....................     (2,301,912)    (2,779,799)      (6,213,327)      (6,126,289)             --               --
    From capital gains ...........       (288,913)      (626,331)              --               --     (14,179,143)              --
                                     ------------   ------------    -------------    -------------   -------------    -------------
Total distributions ..............     (2,590,825)    (3,406,130)      (6,213,327)      (6,126,289)    (14,179,143)              --
                                     ------------   ------------    -------------    -------------   -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (Note 4):
    Net proceeds from sale
    of shares ....................     28,518,548     28,547,404        8,131,915        9,604,154      74,156,460       92,465,164
    Dividends reinvested .........      2,590,825      3,406,130        6,213,327        6,126,289      14,179,143               --
    Cost of shares redeemed ......    (31,569,505)   (43,871,696)     (25,046,841)     (16,102,913)    (88,777,624)     (54,849,032)
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE) IN
  NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .....       (460,132)   (11,918,162)     (10,701,599)        (372,470)       (442,021)      37,616,132
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS .....................     (1,428,867)   (12,969,000)      (1,485,146)      33,603,923       3,086,558      132,945,571
NET ASSETS, BEGINNING
  OF YEAR ........................     74,640,966     87,609,966      258,633,569      225,029,646     370,711,362      237,765,791
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $ 73,212,099   $ 74,640,966    $ 257,148,423    $ 258,633,569   $ 373,797,920    $ 370,711,362
                                     ============   ============    =============    =============   =============    =============
COMPONENTS OF NET ASSETS:
    Paid-in capital ..............   $ 73,468,997   $ 73,936,380    $ 288,351,345    $ 299,052,900   $ 328,132,231    $ 342,230,220
    Accumulated undistributed
      net investment
      income (loss) ..............             --         47,179        4,511,361        4,519,772              --               --
    Accumulated undistributed
      net realized gain (loss)
      on investments .............             --         25,003      (51,138,285)     (57,424,938)       (256,311)     (34,959,383)
    Unrealized appreciation
      (depreciation)
      of investments .............       (256,898)       632,404       15,424,002       12,485,835      45,922,000       63,440,525
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $ 73,212,099   $ 74,640,966    $ 257,148,423    $ 258,633,569   $ 373,797,920    $ 370,711,362
                                     ============   ============    =============    =============   =============    =============


                                     Conservative   Conservative      Moderate         Moderate       Aggressive        Aggressive
                                      Allocation     Allocation      Allocation       Allocation      Allocation        Allocation
                                         Fund           Fund            Fund             Fund            Fund              Fund
                                     ------------   ------------    -------------    -------------   -------------    -------------
                                          2004        2003(1)             2004           2003(1)           2004          2003(1)
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
    Net investment income
      (loss) .....................   $    252,499   $    100,693    $     987,433    $     413,192   $     591,931    $     217,129
    Net realized gain (loss)
      on investments .............         10,466         11,315          937,822           66,311         997,371           74,951
    Unrealized appreciation
      (depreciation)
      of investments .............         62,408        (21,241)         382,614          296,681         636,330          538,084
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING
  FROM OPERATIONS ................        325,373         90,767        2,307,869          776,184       2,225,632          830,164
                                     ------------   ------------    -------------    -------------   -------------    -------------
DIVIDEND DISTRIBUTIONS
  (Note 5)
    From net investment
      income .....................       (251,792)       (98,762)        (985,400)        (397,667)       (591,931)        (205,040)
    From capital gains ...........        (67,084)       (13,488)      (1,032,891)         (53,682)     (1,041,552)         (42,769)
                                     ------------   ------------    -------------    -------------   -------------    -------------
Total distributions ..............       (318,876)      (112,250)      (2,018,291)        (451,349)     (1,633,483)        (247,809)
                                     ------------   ------------    -------------    -------------   -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (Note 4):
    Net proceeds from sale
      of shares ..................     10,483,014      4,867,188       46,027,147       16,257,172      25,756,150       12,583,286
    Dividends reinvested .........        318,876        112,250        2,018,291          451,349       1,633,483          247,809
    Cost of shares redeemed ......     (5,341,171)    (2,065,277)     (25,703,974)      (2,213,701)     (9,574,761)      (2,172,218)
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET INCREASE (DECREASE)
  IN NET ASSETS FROM
    CAPITAL SHARE
      TRANSACTIONS ...............      5,460,719      2,914,161       22,341,464       14,494,820      17,814,872       10,658,877
                                     ------------   ------------    -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN
  NET ASSETS .....................      5,467,216      2,892,678       22,631,042       14,819,655      18,407,021       11,241,232
NET ASSETS, BEGINNING
  OF YEAR ........................      2,892,678             --       14,819,655               --      11,241,232               --
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $  8,359,894   $  2,892,678    $  37,450,697    $  14,819,655   $  29,648,253    $  11,241,232
                                     ============   ============    =============    =============   =============    =============
Components of Net Assets:
    Paid-in capital ..............   $  8,374,880   $  2,914,161    $  36,836,339    $  14,494,820   $  28,473,749    $  10,658,877
    Accumulated undistributed
      net investment
      income (loss) ..............          1,152          1,931           22,608           15,525              --           12,089
    Accumulated undistributed
      net realized gain (loss)
      on investments .............        (57,305)        (2,173)         (87,545)          12,629              90          32,182
    Unrealized appreciation
      (depreciation)
      of investments .............         41,167        (21,241)         679,295          296,681       1,174,414          538,084
                                     ------------   ------------    -------------    -------------   -------------    -------------
NET ASSETS, END OF YEAR ..........   $  8,359,894   $  2,892,678    $  37,450,697    $  14,819,655   $  29,648,253    $  11,241,232
                                     ============   ============    =============    =============   =============    =============

----------
(1)   Commenced operations May 20, 2003.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                              FINANCIAL HIGHLIGHTS

      Income from investment operations and distributions per share for a Fund share outstanding throughout each of the previous five years ended December 31, (or since the Fund's inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

                                                                                                Money Market Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Year ....................................     $ 1.18      $ 1.19      $ 1.19      $ 1.20      $ 1.19
                                                                            ------      ------      ------      ------      ------
Income From Investment Operations:
  Net Investment Income ...............................................       0.02        0.01        0.02        0.07        0.07
  Net Realized and Unrealized Gains or (Losses) on Securities .........         --       (0.01)         --       (0.01)         --
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.02          --        0.02        0.06        0.07
                                                                            ------      ------      ------      ------      ------
Less: Dividend Distributions:
  From Net Investment Income ..........................................      (0.01)      (0.01)      (0.02)      (0.07)      (0.06)
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.01)      (0.01)      (0.02)      (0.07)      (0.06)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 1.19      $ 1.18      $ 1.19      $ 1.19      $ 1.20
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................       1.10        0.84        1.45        3.94        6.19
Net Assets, End of Year ($ millions) ..................................         78          74          93          94         141
Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.25        0.25        0.25        0.25        0.25

Ratio of Net Investment Income to Average Net Assets (%) ..............       1.12        0.90        1.48        4.12        6.17

Portfolio Turnover Rate(a) ............................................        N/A         N/A         N/A         N/A         N/A

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .38%, .38% and .33%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

N/A=Not Applicable.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                                 All America Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Year ....................................     $ 2.12      $ 1.60      $ 2.09      $ 2.54      $ 3.37
                                                                            ------      ------      ------      ------      ------
Income (Loss) From Investment Operations:
  Net Investment Income ...............................................       0.02        0.01        0.03        0.02        0.03
  Net Realized and Unrealized Gains (Losses) on Securities ............       0.15        0.52       (0.50)      (0.46)      (0.19)
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.17        0.53       (0.47)      (0.44)      (0.16)
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................      (0.02)      (0.01)      (0.02)      (0.01)      (0.02)
  From Capital Gains ..................................................      (0.22)         --          --          --       (0.65)
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.24)      (0.01)      (0.02)      (0.01)      (0.67)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 2.05      $ 2.12      $ 1.60      $ 2.09      $ 2.54
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................       8.23       33.01      -22.38      -17.38       -4.99
Net Assets, End of Year ($ millions) ..................................        458         492         421         604         771
Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.50        0.50        0.50        0.50        0.50
Ratio of Net Investment Income to Average Net Assets (%) ..............       1.16        0.84        0.80        0.70        0.64
Portfolio Turnover Rate (%)(a) ........................................      53.03       76.73       85.27       75.93       90.00

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .62%, .61% and .58%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                                Equity Index Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------

Net Asset Value, Beginning of Year ....................................     $ 1.95      $ 1.54      $ 2.02      $ 2.37      $ 2.88
                                                                            ------      ------      ------      ------      ------
Income (Loss) From Investment Operations:
  Net Investment Income ...............................................       0.05        0.03        0.03        0.03        0.06
  Net Realized and Unrealized Gains (Losses) on Securities ............       0.17        0.41       (0.48)      (0.31)      (0.32)
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.22        0.44       (0.45)      (0.28)      (0.26)
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................      (0.04)      (0.03)      (0.03)      (0.03)      (0.03)

  From Capital Gains ..................................................      (0.01)         --          --       (0.04)      (0.22)
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.05)      (0.03)      (0.03)      (0.07)      (0.25)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 2.12      $ 1.95      $ 1.54      $ 2.02      $ 2.37
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................      10.69       28.32      -22.14      -12.17       -9.02

Net Assets, End of Year ($ millions) ..................................        722         618         390         464         499

Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.13        0.13        0.13        0.13        0.13

Ratio of Net Investment Income to Average Net Assets (%) ..............       1.91        1.65        1.49        1.24        1.09

Portfolio Turnover Rate (%)(a) ........................................       4.87        0.89        7.36       10.06       10.78

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).


(c) Expense ratios as presented are limited to each Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .22%, .21% and .20%, respectively. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Funds.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                            Mid-Cap Equity Index Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Year ....................................     $ 1.30      $ 0.97      $ 1.16      $ 1.21      $ 1.11
                                                                            ------      ------      ------      ------      ------
Income (Loss) From Investment Operations:
  Net Investment Income ...............................................       0.01        0.01        0.01        0.01        0.02
  Net Realized and Unrealized Gains (Losses) on Securities ............       0.19        0.33       (0.18)      (0.03)       0.17
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.20        0.34       (0.17)      (0.02)       0.19
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................      (0.01)      (0.01)         --       (0.01)      (0.01)
  From Capital Gains ..................................................      (0.03)         --       (0.02)      (0.02)      (0.08)
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.04)      (0.01)      (0.02)      (0.03)      (0.09)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 1.46      $ 1.30      $ 0.97      $ 1.16      $ 1.21
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................      16.28       35.23      -15.24       -1.06       16.69
Net Assets, End of Year ($ millions) ..................................        295         217         114         112          95
Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.13        0.13        0.13        0.13        0.13
Ratio of Net Investment Income to Average Net Assets (%) ..............       1.08        1.06        1.00        1.13        1.65
Portfolio Turnover Rate (%)(a) ........................................      15.73        7.87       28.11       34.78       50.10

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to each Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .24%, .22% and .25%, respectively. The Adviser has contractually agreed to limit each Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Funds.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                                     Bond Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------

Net Asset Value, Beginning of Year ....................................     $ 1.29      $ 1.27      $ 1.30      $ 1.31      $ 1.30
                                                                            ------      ------      ------      ------      ------
Income From Investment Operations:
  Net Investment Income ...............................................       0.06        0.07        0.09        0.13        0.15
  Net Realized and Unrealized Gains or (Losses) on Securities .........         --        0.02       (0.01)      (0.01)      (0.04)
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.06        0.09        0.08        0.12        0.11
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................      (0.06)      (0.07)      (0.08)      (0.13)      (0.10)
  From Capital Gains ..................................................         --          --       (0.03)         --          --
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.06)      (0.07)      (0.11)      (0.13)      (0.10)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 1.29      $ 1.29      $ 1.27      $ 1.30      $ 1.31
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................       4.61        6.73        6.75        8.73        8.86
Net Assets, End of Year ($ millions) ..................................        369         349         437         404         513
Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.50        0.50        0.50        0.50        0.50
Ratio of Net Investment Income to Average Net Assets (%) ..............       4.44        5.10        6.38        7.19        7.40
Portfolio Turnover Rate (%)(a) ........................................      35.12       72.09       76.91        9.25       18.42

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .59%, .60% and .57%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                              Short-Term Bond Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Year ....................................     $ 1.03      $ 1.05      $ 1.03      $ 1.01      $ 0.99
                                                                            ------      ------      ------      ------      ------
Income From Investment Operations:
  Net Investment Income ...............................................       0.03        0.04        0.03        0.06        0.09
  Net Realized and Unrealized Gains or (Losses) on Securities .........      (0.01)      (0.02)       0.02        0.02       (0.01)
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.02        0.02        0.05        0.08        0.08
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................      (0.03)      (0.04)      (0.03)      (0.06)      (0.06)
  From Capital Gains ..................................................         --          --          --          --          --
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.03)      (0.04)      (0.03)      (0.06)      (0.06)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 1.02      $ 1.03      $ 1.05      $ 1.03      $ 1.01
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................       1.56        1.74        5.05        7.45        7.78
Net Assets, End of Year ($ millions) ..................................         32          29          38          16          12
Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.50        0.50        0.50        0.50        0.50
Ratio of Net Investment Income to Average Net Assets (%) ..............       2.57        2.88        4.19        5.79        6.10
Portfolio Turnover Rate (%)(a) ........................................      31.87       70.34       38.75       60.13       45.01

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .83%, .82% and .79%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                               Mid-Term Bond Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Year ....................................     $ 0.96      $ 0.98      $ 0.91      $ 0.85      $ 0.87
                                                                            ------      ------      ------      ------      ------
Income From Investment Operations:
  Net Investment Income ...............................................       0.02        0.03        0.03        0.03        0.08
  Net Realized and Unrealized Gains or (Losses) on Securities .........      (0.01)         --        0.07        0.06       (0.05)
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.01        0.03        0.10        0.09        0.03
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................      (0.03)      (0.04)      (0.03)      (0.03)      (0.05)
  From Capital Gains ..................................................         --       (0.01)         --          --          --
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.03)      (0.05)      (0.03)      (0.03)      (0.05)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 0.94      $ 0.96      $ 0.98      $ 0.91      $ 0.85
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................       2.26        2.76        9.66       10.44        4.85

Net Assets, End of Year ($ millions) ..................................         73          75          88          44          14

Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.50        0.50        0.50        0.50        0.50

Ratio of Net Investment Income to Average Net Assets (%) ..............       3.25        3.23        4.11        5.16        6.26

Portfolio Turnover Rate (%)(a) ........................................      27.23       41.55      106.79        6.38       10.57

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .65%, .64% and .62%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                                 Composite Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Year ....................................     $ 1.40      $ 1.22      $ 1.37      $ 1.60      $ 1.91
                                                                            ------      ------      ------      ------      ------
Income (Loss) From Investment Operations:
  Net Investment Income ...............................................       0.04        0.03        0.02        0.06        0.10
  Net Realized and Unrealized Gains (Losses) on Securities ............       0.06        0.18       (0.13)      (0.23)      (0.11)
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.10        0.21       (0.11)      (0.17)      (0.01)
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................      (0.04)      (0.03)      (0.02)      (0.04)      (0.07)
  From Capital Gains ..................................................         --          --       (0.02)      (0.02)      (0.23)
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.04)      (0.03)      (0.04)      (0.06)      (0.30)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 1.46      $ 1.40      $ 1.22      $ 1.37      $ 1.60
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................       6.34       18.23       -7.51      -11.00       -0.53
Net Assets, End of Year ($ millions) ..................................        257         259         225         272         341
Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.50        0.50        0.50        0.50        0.50
Ratio of Net Investment Income to Average Net Assets (%) ..............       2.46        2.59        3.37        3.64        3.36
Portfolio Turnover Rate (%)(a) ........................................      94.56      177.43      204.99      248.42      161.01

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .61%, .63% and .58%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                                                                             Aggressive Equity Fund
                                                                            ------------------------------------------------------
                                                                                            Years Ended December 31,
                                                                            ------------------------------------------------------
                                                                             2004         2003       2002        2001        2000
                                                                            ------      ------      ------      ------      ------
Net Asset Value, Beginning of Year ....................................     $ 1.73      $ 1.24      $ 1.56      $ 1.76      $ 2.16
                                                                            ------      ------      ------      ------      ------
Income (Loss) From Investment Operations:
  Net Investment Income (Loss) ........................................         --       (0.01)         --          --        0.01
  Net Realized and Unrealized Gains (Losses) on Securities ............       0.10        0.50       (0.32)      (0.19)      (0.04)
                                                                            ------      ------      ------      ------      ------
Total From Investment Operations ......................................       0.10        0.49       (0.32)      (0.19)      (0.03)
                                                                            ------      ------      ------      ------      ------
Less Dividend Distributions:
  From Net Investment Income ..........................................         --          --          --       (0.01)      (0.01)
  From Capital Gains ..................................................      (0.07)         --          --          --       (0.36)
                                                                            ------      ------      ------      ------      ------
Total Distributions ...................................................      (0.07)         --          --       (0.01)      (0.37)
                                                                            ------      ------      ------      ------      ------
Net Asset Value, End of Year ..........................................     $ 1.76      $ 1.73      $ 1.24      $ 1.56      $ 1.76
                                                                            ======      ======      ======      ======      ======
Total Return (%)(b) ...................................................       5.42       39.37      -20.46      -10.62       -1.16
Net Assets, End of Year ($ millions) ..................................        374         371         238         295         309
Ratio of Expenses to Average Net Assets After Expense
  Reimbursement (%)(c) ................................................       0.85        0.85        0.85        0.85        0.85
Ratio of Net Investment Income to Average Net Assets (%) ..............      -0.12       -0.48       -0.13        0.18        0.61
Portfolio Turnover Rate (%)(a) ........................................     144.47      200.77      204.53      221.49      162.44


----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b) Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c) Expense ratios as presented are limited to the Fund's investment advisory fee. During the years ended December 31, 2004, 2003 and 2002, the expense ratio before the Adviser's expense reimbursement to the Fund was .95%, .94% and .92%, respectively. The Adviser has contractually agreed to limit the Fund's expenses, other than for brokers' commissions and fees relating to portfolio transactions, to the amount of its investment advisory fee. This contractual expense limitation agreement remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate advance notice to terminate or modify its expense limitation policy with the Fund.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                        FINANCIAL HIGHLIGHTS (Continued)

                                               Conservative Allocation Fund   Moderate Allocation Fund   Aggressive Allocation Fund
                                               ----------------------------   ------------------------   --------------------------
                                                 2004            2003(b)       2004          2003(b)      2004           2003(b)
                                                ------            ------      ------          ------     ------          ------
Net Asset Value, Beginning of
  Year/Period ...............................   $ 1.01            $ 1.00      $ 1.08          $ 1.00     $ 1.17          $ 1.00
                                                ------            ------      ------          ------     ------          ------
Income From Investment Operations:
  Net Investment Income .....................     0.03              0.01        0.03            0.01       0.02            0.03
  Net Realized and Unrealized
    Gains on Securities .....................     0.02              0.05        0.06            0.11       0.09            0.17
                                                ------            ------      ------          ------     ------          ------
Total From Investment Operations ............     0.05              0.06        0.09            0.12       0.11            0.20
                                                ------            ------      ------          ------     ------          ------
Less Dividend Distributions:
  From Net Investment Income ................    (0.03)            (0.01)      (0.03)          (0.01)     (0.03)          (0.01)
  From Capital Gains ........................    (0.01)            (0.04)      (0.03)          (0.03)     (0.04)          (0.02)
                                                ------            ------      ------          ------     ------          ------
Total Distributions .........................    (0.04)            (0.05)      (0.06)          (0.04)     (0.07)          (0.03)
                                                ------            ------      ------          ------     ------          ------
Net Asset Value, End of Year/Period .........   $ 1.02            $ 1.01      $ 1.11          $ 1.08     $ 1.21          $ 1.17
                                                ======            ======      ======          ======     ======          ======
Total Return (%) ............................     4.72              5.32(c)     8.27           11.73(c)    9.92           19.27(c)
Net Assets, End of Year/Period
  ($ millions) ..............................        8                 3          37              15         30              11
Ratio of Expenses to Average
  Net Assets (%)(e) .........................     0.00              0.00(d)     0.00            0.00(d)    0.00            0.00(d)
Ratio of Net Investment Income to
  Average Net Assets (%) ....................     4.51              8.59(d)     3.81            8.85(d)    2.98            6.48(d)
Portfolio Turnover Rate (%)(a) ..............    92.83             66.44(c)    99.27           18.44(c)   48.24           26.92(c)

----------
(a)   Portfolio turnover rate excludes all short-term securities.

(b)   Commenced operations May 20, 2003.

(c)   Not annualized.

(d)   Annualized.

(e)   Excludes expenses of the underlying funds.

   The accompanying notes are an integral part of these financial statements.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

      Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company -- a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life") and its affiliates. As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. There are currently twelve Funds: Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap
Equity Index Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund; a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively "Allocation Funds"), each of which began operations on May 20, 2003.

      Investment Company shares are issued to Mutual of America Life, and on a limited basis, to The American Life Insurance Company of New York, for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company's Allocation Funds.

      The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

      The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States:

      Security Valuation -- Investment securities are valued as follows:

            Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

            The Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

            Debt securities are valued on the basis of prices obtained from an independent pricing service. The pricing service may utilize various pricing methodologies that incorporates both dealer supplied valuations and analytical modeling techniques which considers factors such as yield, quality, coupon rate, maturity, issue type, broker quotes and trading characteristics to derive a valuation. In the rare instance when such a price is not available from an independent pricing service, a fair value is used, as determined in good faith by the Adviser, in accordance with procedures adopted by the Board of Directors of the Investment Company.

            Short-term debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities, which mature in more than 60 days, are stated at market value.

      Investment Transactions -- Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of stock are based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

      Equity-type funds with an indexed portfolio component may, in order to remain more fully invested in the equity markets while minimizing transaction costs, purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction). During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period the contract was outstanding. The "Underlying Face Amount at Value" (appearing in the "Summary Portfolio of Investments

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

in Securities") representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund's exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities.

      Each of the Allocation Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect three different approaches to asset allocation based on risk tolerance.

      The Allocation Funds invest in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

      Conservative Allocation: Equity Index (25%), Bond (30%), Mid-Term Bond
                               (30%), Short-Term Bond (15%).

      Moderate Allocation:     Equity Index (35%), Bond (30%),
                               Mid-Term Bond (20%), Mid-Cap Equity Index (15%).

      Aggressive Allocation:   Equity Index (45%), Bond (25%),
                               Mid-Cap Equity Index (20%), Aggressive Equity
                               (10%).

      Generally, rebalancing of the Allocation Funds' holdings are performed on a monthly basis.

      Investment   Income  --  Interest   income,   accretion  of  discount  and
amortization of premium are recorded daily on an accrual basis. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

      Distributions to Shareholders ("Dividends") -- Distributions to shareholders are recorded on the ex-dividend date. It is the Investment Company's policy to make distributions of its net investment income and to distribute net realized gains, if any, on an annual basis, in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications (which do not impact the funds' net asset values) are made within the funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

      Federal Income Taxes -- Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

      At December 31, 2004, certain funds had the following capital loss carryforwards to offset net capital gains, to the extent provided by Federal income tax regulations. In addition, the Bond Fund generated a post-October 2004 net capital loss of $65,144, which if unused, will expire on December 31, 2013.

                                                                                                 Mid-Cap
                                                   Money       All America    Equity Index    Equity Index       Bond
Expiring on December 31,                        Market Fund       Fund            Fund            Fund           Fund
------------------------                        -----------    -----------    ------------    ------------    ------------
2005........................................      $  3,447      $        0     $         0      $        0    $          0
2006........................................         2,238               0               0               0               0
2007........................................         1,434               0               0               0               0
2008........................................         5,103               0               0               0               0
2009........................................             0               0               0               0               0
2010........................................           295               0               0               0               0
2011........................................             0               0               0               0      23,117,159
2012........................................         1,539               0               0               0         171,798
                                                 ---------      ----------     -----------      ----------    ------------
  Total.....................................     $  14,056      $        0     $         0      $        0    $ 23,288,957
                                                 =========      ==========     ===========      ==========    ============

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

                           Short-Term         Mid-Term
Expiring on December 31     Bond Fund        Bond Fund         Composite Fund
-----------------------     ---------        ---------         --------------
2005 ....................  $        0        $       0           $         0
2006 ....................           0                0                     0
2007 ....................      73,348                0                     0
2008 ....................         101                0                     0
2009 ....................           0                0            30,720,347
2010 ....................           0                0            20,417,938
2011 ....................     111,136                0                     0
2012 ....................      56,820                0                     0
                           ----------        ---------           -----------
  Total .................  $  241,405        $       0           $51,138,285
                           ==========        =========           ===========

                                            Conservative        Moderate        Aggressive
                           Aggressive        Allocation        Allocation       Allocation
Expiring on December 31    Equity Fund          Fund             Fund              Fund
-----------------------    -----------      ------------       ----------       ----------
2005 ....................  $        0      $        0        $       0         $        0
2006 ....................           0               0                0                  0
2007 ....................           0               0                0                  0
2008 ....................           0               0                0                  0
2009 ....................           0               0                0                  0
2010 ....................           0               0                0                  0
2011 ....................           0               0                0                  0
2012 ....................           0               0                0                  0
                           ----------      ----------        ---------         ----------
  Total .................  $        0      $        0        $       0         $        0
                           ==========      ==========        =========         ==========


2. Expenses

      The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge, at the annual rate of .25% of the value of the net assets of the Money Market Fund, .50% of the value of the net assets of the All America Fund, Bond Fund, Short-Term Bond Fund, Mid-Term Bond Fund and Composite Fund, .125% of the value of the net assets of the Equity Index Fund and the Mid-Cap Equity Index Fund, and .85% of the value of the net assets of the Aggressive Equity Fund. The Advisor does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest.

      Under a Sub-Advisory Agreement for the All America Fund, the Adviser has delegated investment advisory responsibilities to a subadviser responsible for providing management services for a portion of the Fund's assets. The Adviser (not the Fund) is responsible for compensation payable under such Sub-Advisory Agreement.

      The Adviser contractually limits the expenses of each Fund, other than for brokers' commissions and other fees relating to portfolio transactions, to the amount of the advisory fee paid by the Funds of the Investment Company to the Adviser. This expense limitation remains in effect through 2005 and continues into the successive calendar years unless the Adviser gives adequate notice to terminate or modify its expense limitation policy.

3. Purchases and Sales

      The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the twelve months ended December 31, 2004 were as follows:

                                                                                  Mid-Cap
                                             All America      Equity Index      Equity Index         Bond
                                                Fund              Fund              Fund             Fund
                                            ------------      ------------      ------------     ------------
Cost of investment purchases                $237,769,040      $ 75,190,103      $ 70,718,003     $119,316,284
                                            ============      ============      ============     ============
Proceeds from sales of investments          $304,165,772      $ 30,776,945      $ 35,201,446     $124,403,959
                                            ============      ============      ============     ============

                                             Short-Term         Mid-Term         Composite        Aggressive
                                              Bond Fund         Bond Fund          Fund           Equity Fund
                                            ------------      ------------      ------------     ------------
Cost of investment purchases                $ 11,625,851      $ 18,561,979      $233,755,452     $496,297,911
                                            ============      ============      ============     ============
Proceeds from sales of investments          $  8,984,894      $ 20,166,579      $244,576,177     $503,852,056
                                            ============      ============      ============     ============

                                             Conservative        Moderate         Aggressive
                                              Allocation        Allocation        Allocation
                                                 Fund              Fund              Fund
                                            ------------      ------------      ------------
Cost of investment purchases                $ 10,626,318      $ 47,075,087      $ 26,595,563
                                            ============      ============      ============
Proceeds from sales of investments          $  5,215,442      $ 25,572,543      $  9,537,096
                                            ============      ============      ============


                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

3. Purchases and Sales (Continued)

      The cost of short-term security purchases for the Money Market Fund for the period was $1,050,370,285; net proceeds from sales and redemptions for the period were $1,046,615,945.

      The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2004 for each of the funds were as follows:

                                                                                  Mid-Cap
                                    Money        All America    Equity Index    Equity Index        Bond        Short-Term
                                 Market Fund        Fund            Fund            Fund            Fund         Bond Fund
                                 -----------    ------------    ------------    ------------    ------------    ------------
Unrealized Appreciation .......  $         0    $119,044,670    $143,262,770    $ 59,021,061    $  8,254,973    $     62,277
Unrealized Depreciation .......            0      28,365,611      58,665,002      18,264,740       3,954,144         307,768
                                 -----------    ------------    ------------    ------------    ------------    ------------
  Net .........................  $         0    $ 90,679,059    $ 84,597,768    $ 40,756,321    $  4,300,829    $   (245,491)
                                 ===========    ============    ============    ============    ============    ============
Cost of Investments ...........  $78,484,464    $366,509,420    $635,747,200    $253,832,258    $361,818,730    $ 32,544,500
                                 ===========    ============    ============    ============    ============    ============

                                  Mid-Term       Composite     Aggressive     Conservative       Moderate        Aggressive
                                  Bond Fund        Fund        Equity Fund   Allocation Fund  Allocation Fund  Allocation Fund
                                 -----------   ------------   ------------   ---------------  ---------------  ---------------
Unrealized Appreciation          $   314,673   $ 18,208,157   $ 56,183,400     $   123,333      $ 1,087,936      $ 1,337,071
Unrealized Depreciation              571,571      2,784,155     10,517,711         145,632          507,987          216,851
                                 -----------   ------------   ------------     -----------      -----------      -----------
  Net .................          $  (256,898)  $ 15,424,002   $ 45,665,689     $   (22,299)     $   579,949      $ 1,120,220
                                 ===========   ============   ============     ===========      ===========      ===========
Cost of Investments ...          $73,173,620   $240,636,400   $327,925,842     $ 8,382,193      $36,870,748      $28,528,033
                                 ===========   ============   ============     ===========      ===========      ===========

4. CAPITAL SHARE ACTIVITY

      The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. Shares authorized are currently allocated into the twelve series of Funds as follows:

                                                                                  Authorized No. of Shares
                                                                                  ------------------------
Money Market Fund................................................................        175,000,000
All America Fund.................................................................        500,000,000
Equity Index Fund................................................................        500,000,000
Mid-Cap Equity Index Fund........................................................        300,000,000
Bond Fund........................................................................        450,000,000
Short-Term Bond Fund.............................................................         50,000,000
Mid-Term Bond Fund...............................................................        125,000,000
Composite Fund...................................................................        300,000,000
Aggressive Equity Fund...........................................................        500,000,000
Conservative Allocation Fund.....................................................        100,000,000
Moderate Allocation Fund.........................................................        100,000,000
Aggressive Allocation Fund.......................................................        100,000,000
                                                                                       -------------
    Sub-Total....................................................................      3,200,000,000
Shares to be allocated at the discretion of the Board of Directors...............        300,000,000
                                                                                       -------------
    Total .......................................................................      3,500,000,000
                                                                                       =============


Transactions in shares were as follows:

                                                            For the Year Ended December 31, 2004
                                                -------------------------------------------------------------
                                                                                                    Mid-Cap
                                                Money Market      All America   Equity Index     Equity Index
                                                    Fund             Fund           Fund             Fund
                                                -----------      -----------    ------------     -----------
Shares issued...............................     36,282,977       53,041,602     132,943,667      92,750,786
Shares issued to shareholders as
  reinvestment of dividends.................        697,368       23,990,889       7,043,949       6,104,563
                                                -----------      -----------    ------------     -----------
Total.......................................     36,980,345       77,032,491     139,987,616      98,855,349
Shares redeemed.............................    (33,000,886)     (85,586,039)   (115,268,715)    (63,988,226)
                                                -----------      -----------    ------------     -----------
Net increase (decrease).....................      3,979,459       (8,553,548)     24,718,901      34,867,123
                                                ===========      ===========    ============     ===========


                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                   NOTES TO FINANCIAL STATEMENTS (Continued)

4. Capital Share Activity (Continued)

                                                              For the Year Ended December 31, 2004
                                                -----------------------------------------------------------
                                                    Bond        Short-Term      Mid-Term         Composite
                                                    Fund         Bond Fund      Bond Fund          Fund
                                                -----------     ----------     -----------     -----------
Shares issued...............................     54,391,826      9,499,013      29,502,800       5,739,708
Shares issued to shareholders as
  reinvestment of dividends.................     12,273,170        750,595       2,740,256       4,391,212
                                                -----------     ----------     -----------     -----------
Total.......................................     66,664,996     10,249,608      32,243,054      10,130,920
Shares redeemed.............................    (51,339,582)    (7,109,439)    (32,681,490)    (17,760,555)
                                                -----------     ----------     -----------     -----------
Net increase (decrease).....................     15,325,414      3,140,169        (438,436)     (7,629,635)
                                                ===========     ==========     ===========     ===========

                                                            For the Year Ended December 31, 2004
                                                -------------------------------------------------------------
                                                Aggressive      Conservative       Moderate       Aggressive
                                                  Equity         Allocation       Allocation      Allocation
                                                   Fund             Fund             Fund            Fund
                                                ----------       ----------      -----------       ----------
Shares issued ..............................    44,202,487       10,273,163       41,361,548       21,533,345
Shares issued to shareholders as
  reinvestment of dividends ................     8,076,219          322,695        1,877,391        1,391,525
                                               -----------       ----------      -----------       ----------
Total ......................................    52,278,706       10,595,858       43,238,939       22,924,870
Shares redeemed ............................   (53,517,850)      (5,248,611)     (23,152,317)      (8,057,684)
                                               -----------       ----------      -----------       ----------
Net increase (decrease) ....................    (1,239,144)       5,347,247       20,086,622       14,867,186
                                               ===========       ==========      ===========       ==========


                                                            For the Year Ended December 31, 2003
                                               --------------------------------------------------------------
                                                                                                     Mid-Cap
                                               Money Market      All America    Equity Index      Equity Index
                                                   Fund             Fund            Fund              Fund
                                               -----------      -----------     ------------      ------------
Shares issued ..............................    40,942,050       42,722,244      178,117,210      121,630,513
Shares issued to shareholders as
  reinvestment of dividends ................       650,662        1,764,361        4,039,147        1,249,980
                                               -----------      -----------     ------------      -----------
Total ......................................    41,592,712       44,486,605      182,156,357      122,880,493
Shares redeemed ............................   (57,916,095)     (74,654,763)    (119,151,468)     (74,111,997)
                                               -----------      -----------     ------------      -----------
Net increase (decrease) ....................   (16,323,383)     (30,168,158)      63,004,889       48,768,496
                                               ===========      ===========     ============      ===========


                                                            For the Year Ended December 31, 2003
                                              ---------------------------------------------------------------
                                                   Bond          Short-Term        Mid-Term        Composite
                                                   Fund           Bond Fund        Bond Fund         Fund
                                              ------------      -----------      -----------      -----------
Shares issued ..............................    47,911,378       13,454,529       28,860,368        7,343,200
Shares issued to shareholders as
  reinvestment of dividends ................    13,919,945          938,434        3,552,841        4,592,730
                                              ------------      -----------      -----------      -----------
Total ......................................    61,831,323       14,392,963       32,413,209       11,935,930
Shares redeemed ............................  (134,208,193)     (22,729,980)     (44,211,764)     (12,523,177)
                                              ------------      -----------      -----------      -----------
Net increase (decrease) ....................   (72,376,870)      (8,337,017)     (11,798,555)        (587,247)
                                              ============      ===========      ===========      ===========


                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (Continued)

4. Capital Share Activity (Continued)

                                                             For the Year Ended December 31, 2003
                                               -------------------------------------------------------------
                                                Aggressive        Conservative     Moderate       Aggressive
                                                  Equity           Allocation     Allocation      Allocation
                                                   Fund              Fund(a)        Fund(a)         Fund(a)
                                               -----------         ----------     ----------      ----------
Shares issued ..............................    60,887,763        4,773,853       15,362,194       11,386,216
Shares issued to shareholders as
  reinvestment of dividends ................            --          111,059          417,156          212,604
Total ......................................    60,887,763        4,884,912       15,779,350       11,598,820
Shares redeemed ............................   (38,169,864)      (2,027,537)      (2,099,348)      (1,961,473)
                                               -----------       ----------       ----------       ----------
Net increase (decrease) ....................    22,717,899        2,857,375       13,680,002        9,637,347
                                               ===========       ==========       ==========       ==========


----------
(a) Commenced operations May 20, 2003.

5. DIVIDENDS

      On December 31, 2004, dividend distributions were declared for each of the funds from net investment income and, as applicable, from net realized gains on investment transactions. Additionally, remaining required distributions relating to 2003 were executed by Internal Revenue Sec. 855(a) elections declared and paid on September 15, 2004. For the year ended December 31, 2003, dividend distributions were declared for each of the funds from net investment income. Pursuant to shareholders' instructions, substantially all divided distributions throughout 2004 and 2003 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2004 and 2003 were as follows:

                                                                                                  Mid-Cap
                                      Money           All America          Equity Index        Equity Index            Bond
                                   Market Fund            Fund                 Fund                Fund                Fund
                                   -----------        -----------          ------------        ------------         -----------
Ordinary Income (a)
-------------------
  2004 ...........................  $826,630          $14,478,027           $12,302,210          $2,781,048          $15,850,366
  2003 ...........................  $770,955          $ 3,535,195           $ 7,869,784          $1,480,749          $17,956,541

Long-term capital gains (b)
---------------------------
  2004 ...........................  $      0          $34,666,928           $ 2,583,414          $6,002,608          $         0
  2003 ...........................  $      0          $         0           $         0          $        0          $         0


                                  Short-Term           Mid-Term              Composite          Aggressive
                                   Bond Fund           Bond Fund               Fund             Equity Fund
                                  ----------           ----------            ---------          -----------
Ordinary Income (a)
-------------------
  2004 ........................... $767,960            $2,396,579           $6,213,327         $13,230,947
  2003 ........................... $968,857            $2,977,128           $6,126,289         $         0

Long-term capital gains (b)
---------------------------
  2004 ........................... $       0           $  194,246           $        0         $   948,196
  2003 ........................... $       0           $  429,002           $        0         $         0


                                  Conservative          Moderate            Aggressive
                                   Allocation          Allocation           Allocation
                                     Fund                 Fund                 Fund
                                  ------------         ----------           ----------
Ordinary Income
---------------
  2004 ...........................  $304,197           $1,870,967           $1,419,081
  2003 ...........................  $108,219           $  437,582           $  247,809

Long-term capital gains (b)
---------------------------
  2004 ...........................  $ 14,679           $  147,324           $  214,402
  2003 ...........................  $  4,031           $   13,767           $        0


----------

Notes:

No distribution paid during 2004 or 2003 constituted a return of capital for Federal income tax purposes.

(a)   Includes distributions from Fund-level net short-term capital gains.

(b) To the extent reported, each Fund designates these amounts as capital gain dividends for federal income tax purposes.

                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (Continued)

5. DIVIDENDS (Continued)

As of December 31, 2004 undistributed net income and undistributed accumulated gain (loss) on a tax basis were as follows:

                                               Money
                                               Market       All America      Equity Index
                                                Fund            Fund             Fund
                                              --------      -----------     -----------
  Accumulated undistributed net
    investment income ......................  $ 44,153      $ 1,487,487     $   419,293

  Accumulated net realized gain/(loss) on
    investments and futures contracts ......  $(14,056)     $         0     $ 2,035,143

  Net unrealized appreciation
    (depreciation) of investments
    and futures contracts ..................  $ 30,096      $90,679,059     $84,597,768

                                                 Mid-Cap
                                                 Equity            Bond          Short-Term
                                                Index Fund         Fund           Bond Fund
                                               -----------     ------------      ---------
  Accumulated undistributed net
    investment income ...................      $ 2,719,693     $      1,219      $  22,275

  Accumulated net realized gain/(loss) on
    investments and futures contracts ...      $ 2,731,362     $(23,354,101)     $(241,405)

  Net unrealized appreciation
    (depreciation) of investments
    and futures contracts ...............      $40,759,321     $  4,300,829      $(245,491)


                                                      Mid-Term        Composite        Aggressive
                                                      Bond Fund          Fund         Equity Fund
                                                      ---------      ------------      -----------
  Accumulated undistributed net investment income     $       0      $  4,511,361      $         0

  Accumulated net realized gain/(loss) on
    investments and futures contracts ...........     $       0      $(51,138,285)     $         0

  Net unrealized appreciation
    (depreciation) of investments
    and futures contracts .......................     $(256,898)     $ 15,424,002      $45,665,689

                                                      Conservative    Moderate     Aggressive
                                                       Allocation    Allocation    Allocation
                                                          Fund          Fund          Fund
                                                      ------------   ----------    ----------
  Accumulated undistributed net investment income       $  3,436     $  22,608     $        0

  Accumulated net realized gain/(loss) on
    investments and futures contracts ...........       $  3,877      $ 11,801     $   54,284

  Net unrealized appreciation
    (depreciation) of investments
    and futures contracts .......................       $(22,299)     $579,949     $1,120,220


The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statements of changes in net assets are primarily due to wash sales, post-October losses and the Federal income tax treatment of futures contracts.

During the year ended December 31, 2004, each fund reclassified the following book to tax differences [increases (decreases)]:

                                                                                                  Mid-Cap
                                                      Money       All America  Equity Index    Equity Index     Bond
                                                   Market Fund       Fund          Fund            Fund         Fund
                                                   -----------    -----------  ------------    ------------     ----
  Accumulated undistributed net
    investment income .....................           $  0         $(585,559)       $0              $0           $0

  Accumulated undistributed net realized
    gains (loss) on investments and futures
    contracts .............................             81           585,540         0               0            0
                                                      ----         ---------        --              --           --
  Paid in capital .........................           $(81)        $      19        $0              $0           $0
                                                      ====         =========        ==              ==           ==


                                                    Short-Term      Mid-Term       Composite     Aggressive
                                                     Bond Fund     Bond Fund        Fund        Equity Fund
                                                    ----------     ---------      ---------     -----------
  Accumulated undistributed net
    investment income .................                 $0         $ (29,547)       $   0       $    425,021

  Accumulated net realized gain/loss on
    investments and futures contracts .                  0            36,798          (44)        13,230,947
                                                        --         ---------        -----       ------------
  Paid in capital .....................                 $0         $  (7,251)       $  44       $(13,655,968)
                                                        ==         =========        =====       ============



                                               Conservative      Moderate       Aggressive
                                                Allocation      Allocation      Allocation
                                                   Fund            Fund            Fund
                                               ------------     ----------      ----------
  Accumulated undistributed net
    investment income .................          $(1,486)         $ 5,050        $(12,089)

  Accumulated net realized gain/loss on
    investments and futures contracts .            1,486           (5,105)         12,089
                                                 -------          -------        --------
  Paid in capital .....................          $     0          $    55        $      0
                                                 =======          =======        ========

These reclassifications were made as a result of the differences arising from the disallowance of net operating losses, expiration of capital loss carryforwards, and other cumulative adjustments for federal income tax purposes versus financial reporting purposes. Each fund's net assets were not affected by these reclassifications

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
of Mutual of America Investment Corporation:

       We have audited the accompanying statements of assets and liabilities of Mutual of America Investment Corporation (comprised of: Money Market Fund, All America Fund, Equity Index Fund, Mid-Cap Equity Index Fund, Bond Fund,
Short-Term Bond Fund, Mid-Term Bond Fund, Composite Fund, Aggressive Equity Fund, Conservative Allocation Fund, Moderate Allocation Fund, and Aggressive Allocation Fund, ("the Funds"), including the portfolios of investments in securities for the Money Market Fund, Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund, and the summary portfolios of investments in securities for each of the other Funds as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2002.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Funds as of December 31, 2004, the results of their operations for the year then ended, changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                  /s/ KPMG LLP

New York, New York
February 28, 2005

                    MUTUAL OF AMERICA INVESTMENT CORPORATION

Directors and Officers -- unaudited

      The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America with the sole exception of Patrick J. Waide, Jr., who serves on the boards of Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

      The Investment Company's Statement of Additional Information ("SAI"), filed with the Securities and Exchange Commission, contains additional information about the Investment Company's Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.


Independent Directors
------------------------------------------------------------------------------------------------------------------------
                               Length of             Principal Occupation(s)                 Other Directorships
Name and Age                   Time Served             in Past Five Years                      Held by Director
========================================================================================================================
Peter J. Flanagan              since 1992       Consultant and President               None
age 74                                          Emeritus, Life Insurance Council
                                                of New York, since 1998; prior
                                                thereto, President
========================================================================================================================
Robert J. McGuire              since 2/00       Attorney and Consultant,               Emigrant Savings Bank; GAM
age 68                                          Morvillo, Abramowitz, Grand,           Funds, Inc.; Brazilian Equity
                                                Iason & Silberberg, P.C. (law          Fund (special litigation
                                                firm), since January 1998;             committee); Police Athletic
                                                President, Police Athletic             League; Volunteers of Legal
                                                League; President, Kroll               Service; Office of the Appellate
                                                Associates (investigation and          Defender; Trump Hotels & Casino
                                                consulting) until 1997                 Resorts; Trustee of Iona College
========================================================================================================================
George Mertz                   since 1989       Retired, since September 1994          None
age 76
========================================================================================================================
Howard J. Nolan                since 1989       President & CEO, United Way of         None
age 67                                          San Antonio & Bexar County
========================================================================================================================
Patrick J. Waide, Jr.          since 12/03      Senior Vice President,                 Trustee, School for Ethical
age 67                                          Administration, Sullivan &             Education; Director, American
                                                Company, until March 1998;             Federation for Aging Research;
                                                Director, Drucker Foundation,          Mutual of America Institutional
                                                1996-1999 and President, 1999          Funds, Inc.


Interested Directors
------------------------------------------------------------------------------------------------------------------------
                               Length of             Principal Occupation(s)           Other Directorships
Name, Position and Age         Time Served             in Past Five Years              Held by Director
========================================================================================================================
Manfred Altstadt               since 1992       Senior Executive Vice President        Mutual of America; Mutual of
Chairman of the Board,                          and Chief Financial Officer,           America Securities Corporation;
President and Chief                             Mutual of America, Mutual of           Mutual of America Holding
Executive Officer, age 54                       America Capital Management             Company, Inc.; Fund Director and
                                                Corporation and Mutual of              Treasurer, Calvary Hospital;
                                                America Holding Company, Inc.;         Director and Treasurer, Orange
                                                Senior Executive Vice President,       County Community College
                                                Chief Financial Officer and            Educational Foundation
                                                Treasurer, Mutual of America
                                                Institutional Funds, Inc.

Mr. Altstadt is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.

Officers
------------------------------------------------------------------------------------------------------------------------
                               Length of             Principal Occupation(s)           Other Directorships
Name, Position and Age         Time Served             in Past Five Years              Held by Director
========================================================================================================================
Patrick A. Burns               since 1986       Senior Executive Vice President        Mutual of America; Mutual of
Senior Executive Vice                           and General Counsel, Mutual of         America Holding Company, Inc.;
President and General                           America, Mutual of America             Irish American Legal and
Counsel, age 58                                 Capital Management Corporation,        Education Research Foundation
                                                Mutual of America Securities
                                                Corporation, Mutual of America
                                                Holding Company, Inc. and Mutual
                                                of America Institutional Funds,
                                                Inc.
========================================================================================================================
John R. Greed                  since 9/97       Executive Vice President and           None
Executive Vice President,                       Treasurer, Mutual of America,
Chief Financial Officer and                     Mutual of America Capital
Treasurer, age 44                               Management Corporation and
                                                Mutual of America Holding
                                                Company, Inc.; Chairman of the
                                                Board, President and Chief
                                                Executive Officer, Mutual of
                                                America Institutional Funds,
                                                Inc.
========================================================================================================================
Thomas L. Martin               since 8/03       Senior Vice President and              None
Senior Vice President and                       Associate General Counsel,
Secretary, age 55                               Mutual of America


                    MUTUAL OF AMERICA INVESTMENT CORPORATION
                             ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

      Included in this Annual Report are summary schedules of Mutual of America Investment Corporation's ("Investment Company") Fund portfolio holdings as of December 31, 2004. The Investment Company files complete schedules of Fund portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

      A copy of the Investment Company's proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC's website at http://www.sec.gov.

      Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

      The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1376 or write to:

                     Mr. Paul J. Costagliola Chief Compliance Officer Mutual of America Investment Corporation 320 Park Avenue New York, NY 10022-6839

Supplemental Dividend Information -- Unaudited

      Dividends from the Money Market Fund and Bond Fund do not qualify for the corporate dividends received deduction. The percentages of the ordinary dividends distributed in 2004 by the Composite, All America, Mid-Cap Equity, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds that qualify for the corporate dividends received deduction are 43.02%, 54.1%, 63.99%, 84.73%, 53.37%, and 43.22%, respectively. One hundred percent of the Equity Index Fund's 2004 ordinary income dividend qualifies for the corporate dividends received deduction.

      Important tax information: The All America, Equity Index, Mid-Cap Equity Index, Mid-Term Bond, Aggressive Equity, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds designate $34,657,451, $2,583,414, $6,002,608, $194,246, $948,196, $14,679, $147,324 and $212,402, respectively, of
2004 long-term capital gains dividends as qualifying for the 15% reduced rate on long-term capital gains.

                                Mutual of America
                             Life Insurance Company

                                 320 Park Avenue
                             New York, NY 10022-6839

                             www.mutualofamerica.com

ITEM 2. CODE OF ETHICS.

      Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers. The Code of Ethics is attached as an Exhibit hereto.

      The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

      (a)(1) Mutual of America Investment Corporation's Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

      (a)(2) The audit committee financial expert is Patrick J. Waide, Jr. He was Senior Vice-President, Administration at Sullivan & Company until March 1998; Director of the Drucker Foundation from 1996-1999 and President, Drucker Foundation in 1999. Mr. Waide is considered an independent director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a)     Aggregate Audit Fees:
              2004: $237,440
              2003: $107,150

      (b), (c), (d) There were no Audit-Related, Tax or Other Fees.

      (e) All non-audit fees are pre-approved by the Audit Committee in advance.

      (f), (g), (h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

      Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

      Schedule I - Investments in Securities in Unaffiliated Issuers follows:

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                      Face
SHORT-TERM DEBT SECURITIES:          Rating*         Rate(%)          Maturity       Amount($)        Value($)
                                     -------         -------          --------       ---------        --------
U.S. GOVERNMENT AGENCIES
DISCOUNT NOTES (58.0%)
FFCC                                   AAA             2.30           01/05/05         264,000         263,933
FHLB                                   AAA             2.26           01/14/05         200,000         199,837
FHLB                                   AAA             2.30           01/21/05         200,000         199,744
FHLMC                                  AAA             2.26           01/06/05         316,000         315,901
FHLMC                                  AAA             2.27           01/10/05         500,000         499,716
FHLMC                                  AAA             2.26           01/11/05       9,761,000       9,754,866
FHLMC                                  AAA             2.26           01/14/05       2,434,000       2,432,011
FHLMC                                  AAA             2.27           01/18/05         250,000         249,732
FHLMC                                  AAA             2.27           02/01/05      17,750,000      17,715,266
FHLMC                                  AAA             2.29           02/01/05         200,000         199,605
FHLMC                                  AAA             2.26           02/08/05         700,000         698,328
FNMA                                   AAA             1.06           01/03/05       2,513,000       2,512,853
FNMA                                   AAA             2.27           01/05/05       1,000,000         999,747
FNMA                                   AAA             2.27           01/07/05       1,200,000       1,199,545
FNMA                                   AAA             2.30           01/07/05         340,000         339,870
FNMA                                   AAA             2.27           01/10/05       1,365,000       1,364,224
FNMA                                   AAA             2.26           01/11/05       1,728,000       1,726,914
FNMA                                   AAA             2.33           01/18/05         200,000         199,783
FNMA                                   AAA             2.29           01/19/05         400,000         399,543
FNMA                                   AAA             2.26           01/24/05       1,100,000       1,098,403
FNMA                                   AAA             2.25           01/24/05         550,000         549,205
FNMA                                   AAA             2.27           01/26/05       2,635,000       2,630,840
                                                                                                   -----------
                                                                                                    45,549,866
                                                                                                   -----------

COMMERCIAL PAPER (42.0%)
7-Eleven, Inc.                         A1+/P1          2.25           01/25/05       1,070,000       1,068,393
7-Eleven, Inc.                         A1+/P1          2.30           01/03/05       1,021,000       1,020,869
Archer Daniel Midland                  A1/P1           2.15           01/03/05       2,100,000       2,099,749
Anheuser-Busch Cos., Inc.              A1/P1           2.05           01/03/05       2,100,000       2,099,761
Coca Cola Enterprises                  A1/P1           2.30           01/31/05         435,000         434,165
Coca Cola                              A1/P1           2.25           02/01/05       2,100,000       2,095,925
Gannett Co., Inc.                      A1/P1           2.28           01/28/05       2,150,000       2,146,320
General Electric Capital Corp.         A1+/P1          2.28           01/19/05       1,625,000       1,623,147
General Electric Capital Corp.         A1+/P1          2.28           01/18/05         450,000         449,515
Kimberly-Clark Worldwide               A1+/P1          2.13           01/03/05       2,100,000       2,099,751
Merck & Co., Inc.                      A1+/P1          2.27           01/21/05       2,100,000       2,097,349

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                      Face
SHORT-TERM DEBT SECURITIES:          Rating*         Rate(%)          Maturity       Amount($)        Value($)
                                     -------         -------          --------       ---------        --------
COMMERCIAL PAPER (Cont'd.)
National Rural Utilities               A1/P1           2.32           01/21/05       2,100,000       2,097,290
National Rural Utilities               A1/P1           2.28           01/14/05         350,000         349,711
Nestle Capital Corp.                   A1+/P1          2.28           01/18/05       1,348,000       1,346,547
Nestle Capital Corp.                   A1+/P1          2.28           01/31/05         800,000         798,478
New Jersey Natural Gas                 A1/P1           2.31           01/07/05       1,336,000       1,335,485
New Jersey Natural Gas                 A1/P1           2.30           01/07/05         814,000         813,688
New York Times Co.                     A1/P1           2.34           01/03/05         270,000         269,965
Novartis Finance Corp.                 A1+/P1          2.15           01/04/05         341,000         340,939
Sherwin-Williams                       A1/P1           2.29           01/13/05       1,500,000       1,498,854
Sherwin-Williams                       A1/P1           2.26           01/04/05         600,000         599,887
Washington Gas Light Company           A1/P1           2.28           01/06/05       2,150,000       2,149,319
Washington Post                        A1/P1           2.15           01/03/05       2,000,000       1,999,761
XTRA, Inc.                             A1+/P1          2.31           01/03/05       2,100,000       2,099,730
                                                                                                   -----------
                                                                                                    32,934,598
                                                                                                   -----------

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $78,484,464) 100%                                          $78,484,464
                                                                                                   ===========

----------

* The ratings are provided by Standard & Poor's Corporation/Moody's Investor Service, Inc.

Abbreviations: FFCC = Federal Farm Credit Corp.
               FHLB = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
BASIC MATERIALS (1.7%)
Air Products & Chemicals, Inc.                  5,171           299,763
Alcoa, Inc.                                    19,804           622,242
Allegheny Technologies, Inc.                    2,173            47,089
Ball Corp.                                      2,562           112,677
Bemis Co.                                       2,433            70,776
Dow Chemical Co.                               21,452         1,062,089
Du Pont (E.I.) de Nemours & Co.                22,596         1,108,334
Eastman Chemical Co.                            1,765           101,893
Ecolab, Inc.                                    5,870           206,213
Engelhard Corp.                                 2,782            85,324
Freeport-McMoran Copper Cl B                    4,062           155,290
Georgia-Pacific (Timber Group)                  5,871           220,045
Great Lakes Chemical Corp.                      1,155            32,906
Hercules, Inc.*                                 2,547            37,823
International Paper Co.                        11,070           464,940
Intl. Flavors & Fragrances                      2,135            91,463
Louisiana-Pacific Corp.                         2,504            66,957
MeadWestvaco Corp.                              4,610           156,233
Monsanto Co.                                    6,015           334,133
Newmont Mining Corp. Holding Co.               10,103           448,674
Nucor Corp.                                     3,619           189,418
PPG Industries, Inc.                            3,906           266,233
Pactiv Corp.*                                   3,377            85,404
Phelps Dodge Corp.                              2,172           214,854
Praxair, Inc.                                   7,388           326,180
Rohm & Haas Co.                                 5,115           226,236
Sealed Air Corp.*                               1,901           101,266
Sigma-Aldrich Corp.                             1,571            94,983
Temple-Inland, Inc.                             1,274            87,142
United States Steel Group                       2,582           132,328
Vulcan Materials Co.                            2,330           127,241
Weyerhaeuser Co.                                5,457           366,820
                                                          -------------
                                                              7,942,969
                                                          -------------
CONSUMER, CYCLICAL (6.7%)
eBay, Inc.*                                    15,082         1,753,735
AutoZone, Inc.*                                 1,815           165,728
Autonation, Inc*                                6,019           115,625
Bed Bath & Beyond, Inc.*                        6,846           272,676

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
CONSUMER, CYCLICAL (Cont'd.)
Best Buy Co., Inc.                              7,380           438,520
Big Lots, Inc.*                                 2,568            31,150
Black & Decker Corp.                            1,837           162,262
Brunswick Corp.                                 2,189           108,356
Carnival Corp.                                 14,407           830,275
Centex Corp.                                    2,826           168,373
Circuit City Group, Inc.                        4,446            69,535
Clear Channel Communications                   13,048           436,978
Coach, Inc.*                                    4,293           242,125
Comcast Corp. Cl A*                            50,504         1,680,773
Cooper Tire & Rubber Co.                        1,703            36,700
Dana Corp.                                      3,408            59,061
Darden Restaurants, Inc.                        3,577            99,226
Delphi Corporation                             12,768           115,167
Dillard's, Inc. Cl A                            1,868            50,193
Disney (Walt) Co.                              46,486         1,292,311
Dollar General Corp.                            7,455           154,840
Dow Jones & Co., Inc.                           1,861            80,135
Eastman Kodak Co.                               6,522           210,335
Family Dollar Stores, Inc.                      3,815           119,142
Federated Department Stores                     3,850           222,492
Ford Motor Co.                                 41,626           609,405
Fortune Brands, Inc.                            3,280           253,150
Gannett Co., Inc.                               5,807           474,432
Gap, Inc.                                      19,947           421,281
General Motors Corp.                           12,850           514,771
Genuine Parts Co.                               3,968           174,830
Goodyear Tire & Rubber Co.*                     3,990            58,493
Harley-Davidson, Inc.                           6,684           406,053
Harrah's Entertainment, Inc.                    2,550           170,570
Hasbro, Inc.                                    4,027            78,043
Hilton Hotels Corp.                             8,782           199,703
Home Depot, Inc.                               49,960         2,135,290
International Game Technology                   7,841           269,574
Interpublic Group of Cos., Inc.                 9,621           128,921
Johnson Controls, Inc.                          4,331           274,759
Jones Apparel Group, Inc.                       2,781           101,701
KB Home                                         1,054           110,038

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
CONSUMER, CYCLICAL (Cont'd.)
Knight-Ridder, Inc.                             1,752           117,279
Kohl's Corp.*                                   7,806           383,821
Leggett & Platt                                 4,343           123,471
Limited Brands, Inc.                            9,247           212,866
Liz Claiborne, Inc.                             2,470           104,259
Lowe's Companies, Inc.                         17,581         1,012,490
Marriott International, Inc.                    5,087           320,379
Mattel, Inc.                                    9,441           184,005
May Department Stores Co.                       6,643           195,304
Maytag Corp.                                    1,802            38,022
McDonald's Corp.                               28,602           916,980
McGraw-Hill Cos., Inc.                          4,320           395,453
Meredith Corp.                                  1,144            62,005
NIKE, Inc. Cl B                                 5,972           541,601
New York Times Co. Cl A                         3,301           134,681
Newell Rubbermaid, Inc.                         6,261           151,454
News Corp., Inc.                               59,441         1,109,169
Nordstrom, Inc.                                 3,187           148,929
Office Depot, Inc.*                             7,108           123,395
OfficeMax, Inc.                                 2,123            66,620
Omnicom Group, Inc.                             4,239           357,432
Penney (J.C.) Co., Inc.                         6,498           269,017
Pulte Homes, Inc.                               2,902           185,148
RadioShack Corp.                                3,605           118,532
Reebok International, Ltd.                      1,322            58,168
Sears Roebuck & Co.                             4,705           240,096
Sherwin-Williams Co.                            3,216           143,530
Snap-On, Inc.                                   1,309            44,977
Stanley Works                                   1,871            91,660
Staples, Inc.                                  11,328           381,867
Starbucks Corp.*                                9,100           567,476
Starwood Hotels & Resorts                       4,716           275,414
TJX Companies, Inc.                            10,963           275,500
Target Corp.                                   20,372         1,057,918
Tiffany & Co.                                   3,310           105,821
Time Warner, Inc.*                            104,207         2,025,784
Toys R Us, Inc.*                                4,893           100,160
Tribune Co.                                     7,228           304,588

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
CONSUMER, CYCLICAL (Cont'd.)
Univision Communications, Inc.                  7,357           215,339
V F Corp.                                       2,527           139,945
Viacom, Inc. Cl B                              38,791         1,411,604
Visteon Corp.                                   2,947            28,792
Wendy's International, Inc.                     2,600           102,076
Whirlpool Corp.                                 1,511           104,576
Yum! Brands Inc.                                6,664           314,408
                                                          -------------
                                                             30,558,738
                                                          -------------
CONSUMER, NON-CYCLICAL (5.9%)
Alberto-Culver Co. Cl A                         2,071           100,588
Albertson's, Inc.                               8,370           199,876
Altria Group, Inc.                             46,698         2,853,248
Anheuser-Busch Cos., Inc.                      17,975           911,872
Archer-Daniels-Midland Co.                     14,891           332,218
Avon Products, Inc.                            10,760           416,412
Brown-Forman Corp. Cl B                         2,769           134,795
CVS Corp.                                       9,102           410,227
Campbell Soup Co.                               9,361           279,800
Clorox Co.                                      3,458           203,780
Coca-Cola Co.                                  55,044         2,291,482
Coca-Cola Enterprises, Inc.                    10,675           222,574
Colgate-Palmolive Co.                          12,064           617,194
ConAgra Foods, Inc.                            11,701           344,594
Coors (Adolph) Co. Cl B                           851            64,395
Costco Wholesale Corp.                         10,672           516,632
General Mills, Inc.                             8,289           412,046
Gillette Co.                                   22,587         1,011,446
Heinz (H.J.) Co.                                7,948           309,893
Hershey Food Corp.                              5,599           310,968
Kellogg Co.                                     9,394           419,536
Kimberly Clark Corp.                           11,096           730,228
Kroger Co.*                                    16,815           294,935
McCormick & Co., Inc.                           3,110           120,046
Pepsi Bottling Group, Inc.                      5,690           153,858
PepsiCo, Inc.                                  38,323         2,000,461
Proctor & Gamble Co.                           57,712         3,178,777
RJ Reynolds Tobacco Holdings                    3,357           263,860
Safeway, Inc.*                                 10,177           200,894

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
CONSUMER, NON-CYCLICAL (Cont'd.)
Sara Lee Corp.                                 17,855           431,020
Supervalu, Inc.                                 3,054           105,424
Sysco Corp.                                    14,556           555,603
UST, Inc.                                       3,759           180,845
Wal-Mart Stores, Inc.                          96,347         5,089,049
Walgreen Co.                                   23,251           892,141
Wrigley (Wm.) Jr. Co.                           5,106           353,284
                                                          --------------
                                                             26,914,001
                                                          --------------
ENERGY (4.0%)
Amerada Hess Corp.                              2,085           171,762
Anadarko Petroleum Corp.                        5,627           364,686
Apache Corp.                                    7,427           375,583
Ashland, Inc.                                   1,617            94,400
BJ Services Co.                                 3,674           170,988
Baker Hughes, Inc.                              7,632           325,657
Burlington Resources, Inc.                      8,907           387,455
ChevronTexaco Corp.                            48,200         2,530,982
ConocoPhillips                                 15,703         1,363,491
Devon Energy Corp.                             11,057           430,338
EOG Resources, Inc.                             2,698           192,529
El Paso Corp.                                  14,629           152,142
Exxon Mobil Corp.                             146,772         7,523,533
Halliburton Co.                                10,055           394,558
Kerr-McGee Corp.                                3,451           199,433
Kinder Morgan, Inc.                             2,810           205,495
Marathon Oil Corp.                              7,877           296,254
Nabors Industries, Ltd.*                        3,401           174,437
Noble Corporation*                              3,080           153,199
Occidental Petroleum Corp.                      8,980           524,073
Rowan Cos., Inc.*                               2,440            63,196
Schlumberger, Ltd.                             13,394           896,728
Sunoco, Inc.                                    1,664           135,965
Transocean, Inc.*                               7,316           310,125
Unocal Corp.                                    5,988           258,921
Valero Energy Corp.                             5,839           265,091
Williams Cos., Inc.                            12,660           206,231
XTO Energy, Inc.                                6,030           213,341
                                                          -------------
                                                             18,380,593
                                                          -------------

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
FINANCIAL (11.6%)
Ace, Ltd.*                                      6,466           276,422
Aflac, Inc.                                    11,512           458,638
Allstate Corp.                                 15,612           807,453
AmSouth Bancorporation                          8,079           209,246
Ambac Financial Group, Inc.                     2,472           203,025
American Express Co.                           28,557         1,609,758
American Int'l. Group, Inc.                    59,256         3,891,342
Aon Corp.                                       7,200           171,792
Apartment Investment & Mgmt.Co.                 2,156            83,092
Archstone-Smith Trust                           4,452           170,512
BB & T Corp.                                   12,567           528,442
Bank of America Corp.                          91,895         4,318,146
Bank of New York Co., Inc.                     17,675           590,699
Bear Stearns Cos., Inc.                         2,349           240,326
CIT Group Hldgs., Inc.                          4,782           219,111
Capital One Financial Corp.                     5,522           465,008
Charles Schwab Corp.                           30,645           366,514
Chubb Corp.                                     4,358           335,130
Cincinnati Financial Corp.                      3,823           169,206
Citigroup, Inc.                               118,071         5,688,661
Comerica, Inc.                                  3,880           236,758
Compass Bancshares, Inc.                        2,790           135,789
Countrywide Financial Corp.                    13,205           488,717
E*Trade Financial Corp.*                        8,461           126,492
Equity Office Properties                        9,174           267,147
Equity Residential                              6,433           232,746
Fannie Mae                                     22,021         1,568,115
Federated Investors, Inc.                       2,445            74,328
Fifth Third Bancorp                            12,770           603,766
First Tennessee Natl. Corp.                     2,801           120,751
Franklin Resources, Inc.                        5,674           395,194
Freddie Mac                                    15,688         1,156,206
Golden West Financial Corp.                     6,966           427,852
Goldman Sachs Group, Inc.                      11,016         1,146,105
Hartford Financial Svc. Gp., Inc.               6,682           463,129
Huntington Bancshares, Inc.                     5,258           130,293
J.P. Morgan Chase & Co.                        81,049         3,161,721
Janus Capital Group                             5,376            90,371

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
FINANCIAL (Cont'd.)
Jefferson-Pilot Corp.                           3,106           161,388
KeyCorp.                                        9,251           313,609
Lehman Brothers Holdings, Inc.                  6,129           536,165
Lincoln National Corp.                          3,972           185,413
Loews Corp.                                     4,220           296,666
M & T Bank Corp.                                2,642           284,913
MBIA, Inc.                                      3,202           202,623
MBNA Corp.                                     29,068           819,427
MGIC Investment Corp.                           2,202           151,740
Marsh & McLennan Cos., Inc.                    11,988           394,405
Marshall & Ilsley Corp.                         5,083           224,669
Mellon Financial Corp.                          9,636           299,776
Merrill Lynch & Co., Inc.                      21,190         1,266,526
MetLife Inc.                                   16,934           685,996
Moody's Corp.                                   3,365           292,250
Morgan Stanley                                 24,902         1,382,559
National City Corp.                            15,415           578,833
North Fork Bancorp, Inc.                       10,708           308,926
Northern Trust Corp.                            4,987           242,268
PNC Financial Services Group                    6,431           369,397
Plum Creek Timber Co.                           4,180           160,679
Principal Financial Group, Inc.                 6,984           285,925
Progressive Corp. of Ohio                       4,559           386,786
Prologis Trust                                  4,184           181,293
Providian Financial Corp.*                      6,669           109,838
Prudential Financial, Inc.                     11,671           641,438
Regions Financial Corp.                        10,568           376,115
SLM Corporation                                 9,779           522,101
Safeco Corp.                                    2,885           150,712
Simon Property Group                            5,032           325,419
Sovereign Bancorp, Inc.                         7,854           177,108
St. Paul Travelers Cos, Inc.                   15,231           564,613
State Street Corp.                              7,585           372,575
Suntrust Banks, Inc.                            8,435           623,178
Synovus Financial Corp.                         7,045           201,346
T. Rowe Price Group, Inc.                       2,915           181,313
Torchmark Corp.                                 2,460           140,564
UNUM Provident Corp.                            6,745           121,005

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
FINANCIAL (Cont'd.)
US Bancorp                                     42,479         1,330,442
Wachovia Corp.                                 36,484         1,919,058
Washington Mutual, Inc.                        19,863           839,808
Wells Fargo & Company                          38,491         2,392,216
XL Capital Limited*                             3,155           244,986
Zions Bancorporation                            2,040           138,781
                                                          -------------
                                                             53,012,851
                                                          -------------
HEALTHCARE (7.1%)
Abbott Laboratories                            35,432         1,652,903
Aetna, Inc.                                     3,359           419,035
Allergan, Inc.                                  2,995           242,805
Amerisource Bergen Corp.                        2,391           140,304
Amgen, Inc.*                                   28,897         1,853,743
Applera Corp.-Applied Biosys                    4,460            93,259
Bard (C.R.), Inc.                               2,381           152,336
Bausch & Lomb, Inc.                             1,216            78,383
Baxter International, Inc.                     14,025           484,424
Becton Dickinson & Co.                          5,768           327,622
Biogen Idec, Inc.*                              7,589           505,503
Biomet, Inc.                                    5,759           249,883
Boston Scientific Corp.*                       19,213           683,022
Bristol-Myers Squibb Co.                       44,264         1,134,044
CIGNA Corp.                                     3,054           249,115
Cardinal Health, Inc.                           9,830           571,615
Caremark Rx, Inc.*                             10,342           407,785
Chiron Corp.*                                   4,251           141,686
Express Scripts, Inc.*                          1,729           132,165
Forest Laboratories, Inc.*                      8,384           376,106
Genzyme Corp. (Genl. Div)*                      5,641           327,573
Gilead Sciences, Inc.*                          9,849           344,617
Guidant Corp.                                   7,248           522,581
HCA, Inc.                                       9,583           382,937
Health Management Associates                    5,544           125,960
Hospira, Inc.*                                  3,551           118,959
Humana, Inc.*                                   3,627           107,686
IMS Health, Inc.                                5,277           122,479
Johnson & Johnson                              67,518         4,281,992
King Pharmaceuticals, Inc.*                     5,502            68,225

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
HEALTHCARE (Cont'd.)
Laboratory Corp. of America*                    3,147           156,784
Lilly (Eli) & Co.                              25,755         1,461,596
Manor Care, Inc.                                1,967            69,691
McKesson Corp.                                  6,687           210,373
Medco Health Solutions*                         6,200           257,920
Medimmune, Inc.*                                5,659           153,415
Medtronic, Inc.                                27,499         1,365,875
Merck & Co., Inc.                              50,452         1,621,527
Millipore Corp.*                                1,131            56,335
Mylan Laboratories, Inc.                        6,122           108,237
PerkinElmer, Inc.                               2,914            65,536
Pfizer, Inc.                                  171,336         4,607,225
Quest Diagnostics, Inc.                         2,302           219,956
Schering-Plough Corp.                          33,507           699,626
St. Jude Medical, Inc.*                         8,134           341,059
Stryker Corp.                                   9,146           441,295
Tenet Healthcare Corp.*                        10,617           116,575
Thermo Electron Corp.*                          3,639           109,861
UnitedHealth Group, Inc.                       14,871         1,309,094
Waters Corp.*                                   2,749           128,626
Watson Pharmaceuticals, Inc.*                   2,491            81,730
WellPoint, Inc.*                                6,715           772,225
Wyeth                                          30,354         1,292,777
Zimmer Holdings, Inc.*                          5,581           447,150
                                                          -------------
                                                             32,393,235
                                                          -------------
INDUSTRIAL (6.7%)
3M Company                                     17,712         1,453,624
Allied Waste Industries, Inc.*                  7,240            67,187
American Power Conversion                       4,351            93,111
American Standard Cos., Inc.*                   4,881           201,683
Apollo Group, Inc. Cl A*                        4,214           340,112
Avery Dennison Corp.                            2,521           151,184
Block (H. & R.), Inc.                           3,747           183,603
Boeing Co.                                     19,102           988,911
Burlington Northern Santa Fe                    8,553           404,642
CSX Corp.                                       4,881           195,630
Caterpillar, Inc.                               7,763           756,970
Cendant Corp.                                  23,953           560,021

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
INDUSTRIAL (Cont'd.)
Cintas Corp.                                    3,903           171,186
Cooper Industries, Ltd.*                        2,097           142,365
Cummins, Inc.                                   1,036            86,806
Danaher Corp.                                   7,022           403,133
Deere & Co.                                     5,646           420,062
Delta Air Lines, Inc.*                          2,944            22,021
Donnelley (R.R.) & Sons Co.                     5,004           176,591
Dover Corp.                                     4,636           194,387
Eaton Corp.                                     3,456           250,076
Emerson Electric Co.                            9,549           669,385
Equifax, Inc.                                   3,073            86,351
FedEx Corp.                                     6,838           673,475
Fisher Scientific Intl.*                        2,668           166,430
Fluor Corp.                                     1,906           103,896
General Dynamics Corp.                          4,557           476,662
General Electric Co.                          240,525         8,779,163
Goodrich Corporation                            2,706            88,324
Grainger (W.W.), Inc.                           2,049           136,504
Honeywell International, Inc.                  19,570           692,974
ITT Industries, Inc.                            2,105           177,767
Illinois Tool Works, Inc.                       6,727           623,458
Ingersoll Rand Co.*                             3,918           314,615
L-3 Communications Hldgs., Inc.                 2,620           191,889
Lockheed Martin Corp.                          10,071           559,444
Masco Corp.                                    10,192           372,314
Monster Worldwide, Inc.*                        2,709            91,131
Navistar International Corp.*                   1,589            69,884
Norfolk Southern Corp.                          9,009           326,036
Northrop Grumman Corp.                          8,377           455,374
PACCAR, Inc.                                    3,952           318,057
Pall Corp.                                      2,821            81,668
Parker Hannifin Corp.                           2,718           205,861
Pitney Bowes, Inc.                              5,247           242,831
Power One, Inc.*                                1,910            17,037
Raytheon Co,                                   10,285           399,367
Robert Half Intl., Inc.                         3,945           116,101
Rockwell Automation, Inc.                       4,190           207,615
Rockwell Collins                                4,016           158,391

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
INDUSTRIAL (Cont'd.)
Ryder System, Inc.                              1,463            69,888
Southwest Airlines Co.                         17,736           288,742
Textron, Inc.                                   3,129           230,920
Tyco International, Ltd.                       45,766         1,635,677
Union Pacific Corp.                             5,907           397,246
United Parcel Service Cl B                     25,499         2,179,145
United Technologies Corp.                      11,627         1,201,650
Waste Management, Inc.                         13,016           389,699
                                                          -------------
                                                             30,458,276
                                                          -------------
TECHNOLOGY (9.0%)
ADC Telecommunications, Inc.*                  18,398            49,307
Adobe Systems, Inc.                             5,436           341,055
Advanced Micro Devices, Inc.*                   8,780           193,336
Affiliated Computer Svcs.*                      2,923           175,935
Agilent Technologies, Inc.*                    11,048           266,257
Altera Corp.*                                   8,470           175,329
Analog Devices, Inc.                            8,551           315,703
Andrew Corp.*                                   3,658            49,859
Apple Computer, Inc.*                           9,147           589,067
Applied Materials, Inc.*                       38,636           660,676
Applied Micro Circuits Corp.*                   7,011            29,516
Autodesk, Inc.                                  5,222           198,175
Automatic Data Processing, Inc.                13,253           587,771
Avaya, Inc.*                                   10,415           179,138
BMC Software, Inc.*                             5,050            93,930
Broadcom Corp. Cl A*                            7,487           241,680
Ciena Corp.*                                   13,008            43,447
Cisco Systems, Inc.*                          149,808         2,891,294
Citrix Systems, Inc.*                           3,854            94,539
Computer Associates Intl., Inc.                13,324           413,843
Computer Sciences Corp.*                        4,306           242,729
Compuware Corp.*                                8,808            56,988
Comverse Technology, Inc.*                      4,497           109,952
Convergys Corp.*                                3,222            48,298
Corning, Inc.*                                 31,902           375,487
Dell, Inc.*                                    56,520         2,381,753
EMC Corp.*                                     54,517           810,668
Electronic Arts, Inc.*                          6,947           428,491

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
TECHNOLOGY (Cont'd.)
Electronic Data Systems Corp.                  11,686           269,947
First Data Corp.                               18,880           803,155
Fiserv, Inc.*                                   4,450           178,846
Freescale Semiconductor Cl A*                   8,869           162,835
Gateway, Inc.*                                  8,503            51,103
Hewlett-Packard Co.                            68,705         1,440,744
Intel Corp.                                   143,853         3,364,722
Intl. Business Machines Corp.                  37,873         3,733,520
Intuit, Inc.*                                   4,264           187,659
JDS Uniphase Corp.*                            32,852           104,141
Jabil Circuit, Inc.*                            4,584           117,259
KLA Tencor Corp.*                               4,447           207,141
LSI Logic Corp.*                                8,757            47,988
Lexmark Int'l., Inc.*                           2,937           249,645
Linear Technology Corp.                         6,985           270,739
Lucent Technologies*                          100,573           378,154
Maxim Integrated Products, Inc.                 7,400           313,686
Mercury Interactive Corp.*                      1,921            87,502
Micron Technology, Inc.*                       13,933           172,073
Microsoft Corp.                               247,338         6,606,391
Molex, Inc., Cl A                               4,287           128,610
Motorola, Inc.                                 55,386           952,639
NCR Corp.*                                      2,120           146,768
NVIDIA Corporation*                             3,781            89,080
National Semiconductor Corp.                    8,148           146,257
Network Appliance, Inc.*                        8,168           271,341
Novell, Inc.*                                   8,552            57,726
Novellus Systems, Inc.*                         3,180            88,690
Oracle Corp.*                                 116,677         1,600,808
PMC Sierra, Inc.*                               4,055            45,619
Parametric Technology Corp.*                    6,123            36,064
Paychex, Inc.                                   8,604           293,224
QLogic Corp.*                                   2,105            77,317
Qualcomm, Inc.                                 37,290         1,581,096
Sabre Group Holdings, Inc.                      3,082            68,297
Sanmina Corp.*                                 11,857           100,429
Scientific-Atlanta, Inc.                        3,488           115,139
Siebel Systems, Inc.*                          11,561           121,391

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
TECHNOLOGY (Cont'd.)

Solectron Corp.*                               22,088           117,729
Sun Microsystems, Inc.*                        76,513           411,640
Sungard Data Sys., Inc.*                        6,572           186,185
Symantec Corp.*                                14,428           371,665
Symbol Technologies, Inc.                       5,466            94,562
Tektronix, Inc.                                 2,048            61,870
Tellabs, Inc.*                                 10,511            90,289
Teradyne, Inc.*                                 4,418            75,415
Texas Instruments, Inc.                        39,312           967,861
Unisys Corp.*                                   7,643            77,806
Veritas Software Corp.*                         9,604           274,194
Xerox Corp.*                                   21,695           369,032
Xilinx, Inc.                                    7,924           234,947
Yahoo!, Inc.*                                  31,278         1,178,555
                                                          -------------
                                                             41,223,718
                                                          -------------
TELECOMMUNICATIONS (1.8%)

AT&T Corp.                                     18,106           345,100
Alltel Corp.                                    6,911           406,090
BellSouth Corp.                                41,674         1,158,120
CenturyTel, Inc.                                3,062           108,609
Citizens Communications Co.                     7,632           105,245
Nextel Communications, Inc.*                   25,283           758,490
Qwest Communications Intl.*                    41,313           183,430
SBC Communications, Inc.                       75,428         1,943,780
Sprint Corp. (FON Gp.)                         33,466           831,630
Verizon Communications                         62,996         2,551,968
                                                          -------------
                                                              8,392,462
                                                          -------------
UTILITIES (1.7%)

AES Corp.*                                     14,761           201,783
Allegheny Energy, Inc.*                         3,123            61,554
Ameren Corp.                                    4,432           222,220
American Electric Power, Inc.                   9,012           309,472
CINergy Corp.                                   4,123           171,640
CMS Energy Corp.*                               4,430            46,294
Calpine Corp.*                                 12,156            47,895
Centerpoint Energy, Inc.                        7,003            79,134
Consolidated Edison, Inc.                       5,506           240,888
Constellation Energy Group                      4,007           175,146

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

INDEXED ASSETS:                                Shares          Value($)
COMMON STOCKS:                                 ------          --------
UTILITIES (Cont'd.)
DTE Energy Co.                                  3,955           170,579
Dominion Resources, Inc.                        7,541           510,827
Duke Energy Corp.                              21,765           551,307
Dynergy, Inc.*                                  8,646            39,945
Edison International                            7,412           237,406
Entergy Corp.                                   5,086           343,763
Exelon Corp.                                   15,074           664,311
FPL Group, Inc.                                 4,222           315,595
FirstEnergy Corp.                               7,504           296,483
Keyspan Corporation                             3,654           144,150
NiSource, Inc.                                  6,152           140,143
Nicor, Inc.                                     1,005            37,125
PG & E Corp.*                                   9,171           305,211
PPL Corporation                                 4,302           229,211
Peoples Energy Corp.                              850            37,358
Pinnacle West Capital Corp.                     2,082            92,462
Progress Energy, Inc.                           5,621           254,294
Public Svc. Enterprise Group                    5,408           279,972
Sempra Energy                                   5,310           194,771
Southern Co.                                   16,828           564,075
TXU Corp.                                       5,465           352,820
Teco Energy, Inc.                               4,543            69,690
Xcel Energy, Inc.                               9,099           165,602
                                                          -------------
                                                          -------------
                                                              7,553,126
                                                          -------------

TOTAL INDEXED ASSETS-COMMON STOCKS
  (Cost: $190,266,310) 56.2%                                256,829,969
                                                          -------------

----------

*     Non-income producing security.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                              Face
INDEXED ASSETS:                                             Rate(%)        Maturity          Amount($)        Value($)
                                                            -------        --------          ---------        --------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.2%)
U.S. Treasury Bill (a)                                       2.02          03/03/05           600,000           597,871
U.S. Treasury Bill (a)                                       1.98          03/17/05           500,000           497,491
                                                                                                            -----------
                                                                                                              1,095,362
                                                                                                            -----------
COMMERCIAL PAPER (3.3%)
7-Eleven, Inc.                                               2.23          01/04/05         2,840,000         2,839,472
Archer Daniels Midland                                       2.15          01/03/05        12,190,000        12,188,544
                                                                                                            -----------
                                                                                                             15,028,016
                                                                                                            -----------

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $16,123,898) 3.5%                                                    16,123,378
                                                                                                            -----------

TOTAL INDEXED ASSETS (Cost: $206,390,208) 59.7%                                                             272,953,347
                                                                                                            -----------

----------

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

----------

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2004:

                                       Expiration   Underlying Face   Unrealized
                                         Date       Amount at Value   Gain(Loss)
                                       ----------   ---------------   ----------
Purchased
54 S&P 500 Stock Index
  Futures Contracts                    March 2005    $16,384,950       $66,525
                                                     ===========       =======

Face value of futures purchased and outstanding as a percentage of total investments in securities: 3.6%

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
BASIC MATERIALS (1.9%)
A. Schulman, Inc.                              21,977           470,528
Allegheny Technologies, Inc.                   11,318           245,261
Cleveland-Cliffs, Inc.                          1,908           198,165
Coeur D'Alene Mines Corp.*                     48,217           189,493
Commercial Metals Co.                           4,213           213,009
Cytec Industries, Inc.                         11,990           616,526
Du Pont (E.I.) de Nemours & Co.                30,500         1,496,025
FMC Corp.*                                     10,736           518,549
Georgia Gulf Corp.                             20,860         1,038,828
Graftech International, Ltd.*                  63,173           597,617
Lone Star Technologies, Inc.*                  10,088           337,544
Longview Fibre Co.                             25,078           454,915
Lubrizol Corp.                                 11,600           427,576
Matthews Intl. Corp. Cl A                       5,085           187,128
PPG Industries, Inc.                           14,500           988,320
Pactiv Corp.*                                  21,500           543,735
Steel Dynamics, Inc.                            4,862           184,173
The Mosaic Co.*                                 8,844           144,334
                                                          -------------
                                                              8,851,726
                                                          -------------
CONSUMER, CYCLICAL (5.4%)
eBay, Inc.*                                    28,700         3,337,236
Aaron Rents, Inc.                              30,022           750,550
American Eagle Outfitters                       5,685           267,764
Boyd Gaming Corp.                              11,502           479,058
Buffalo Wild Wings, Inc.*                      14,335           499,001
CNET Networks, Inc.*                           16,035           180,073
CSK Auto Corp.*                                28,639           479,417
Cache, Inc.*                                   14,018           252,604
Carnival Corp.                                  8,213           473,315
Catalina Marketing Corp.                        5,705           169,039
Celebrate Express, Inc.*                       19,372           368,068
Circuit City Group, Inc.                       85,000         1,329,400
Collins & Aikman Corp*                         45,009           196,239
Crown Holdings, Inc.*                         113,798         1,563,585
Deckers Outdoor Corp.*                          6,129           288,002
Dick's Sporting Goods, Inc.*                   12,443           437,371
Fossil, Inc.*                                  12,065           309,347
Genuine Parts Co.                              30,000         1,321,800

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
CONSUMER, CYCLICAL (Cont'd.)
Guitar Center, Inc.*                           10,949           576,903
Harman Intl. Industries, Inc.                   6,500           825,500
Harris Interactive*                            18,430           145,597
Hibbett Sporting Goods, Inc.*                  16,760           445,984
Jacuzzi Brands, Inc.*                          76,406           664,732
Lithia Motors, Inc. Cl A                        6,665           178,755
Monaco Coach Corp.                              7,630           156,949
P.F. Changs China Bistro, Inc.*                 9,430           531,381
Petco Animal Supplies, Inc.*                   12,656           499,659
Pinnacle Entertainment, Inc.*                  15,776           312,049
Proquest Company*                               5,377           159,697
Quiksilver, Inc.*                              16,069           478,696
Red Robin Gourmet Burgers*                      6,137           328,145
Regent Communications, Inc.*                   24,448           129,574
Shopko Stores, Inc.*                           31,502           588,457
Staples, Inc.                                  58,200         1,961,922
Sunterra Corporation*                          38,435           539,627
Target Corp.                                   37,510         1,947,894
The Steak N Shake Company*                     23,618           474,249
The Warnaco Group, Inc.*                       20,113           434,441
Thor Industries, Inc.                           5,420           200,811
Wolverine World Wide, Inc.                     13,012           408,837
                                                          -------------
                                                             24,691,728
                                                          -------------
CONSUMER, NON-CYCLICAL (1.2%)
Alkermes, Inc.*                                13,003           183,212
Chiquita Brands Intl., Inc.                    32,537           717,766
ConAgra Foods, Inc.                            33,500           986,575
Conmed Corp.*                                   6,415           182,314
Longs Drug Stores Corp.                        20,650           569,321
MGI Pharma, Inc.,*                             25,164           704,844
Medicines Company*                              6,393           184,118
Phase Forward, Inc.*                           28,882           235,966
Serologicals Corp.*                            17,466           386,348
Walgreen Co.                                   11,800           452,766
Walter Industries, Inc.                        26,646           898,770
                                                          -------------
                                                              5,502,000
                                                          -------------

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
ENERGY (1.0%)
Anadarko Petroleum Corp.                       10,000           648,100
Brigham Exploration Company*                    2,930            26,370
Denbury Resources, Inc.*                       14,170           388,967
Exxon Mobil Corp.                               7,930           406,492
Frontier Oil Crop                              13,146           350,472
Grey Wolf, Inc.*                               30,855           162,606
Plains Exploration & Prod. Co.                 13,120           341,120
Range Resources Corp.                          44,646           913,457
Southern Union Co.*                            24,489           587,246
Stone Energy Corp.*                             4,044           182,344
Unisource Energy Corp.                         19,087           460,188
                                                          -------------
                                                              4,467,362
                                                          -------------
FINANCIAL (8.6%)
Accredited Home Lenders*                       10,128           503,159
Alabama National Bancorp                        8,408           542,316
American Express Co.                           26,390         1,487,604
American Home Mortgage Inv.                    16,116           551,973
Amli Residential Properties                    14,245           455,840
Argonaut Group, Inc.*                           8,120           171,576
Assured Guaranty Co.*                          28,758           565,670
Bank Mutual Corp.                              16,207           197,239
Bank of America Corp.                          40,080         1,883,359
BankAtlantic Bancorp, Inc.Cl A                 36,164           719,664
Banner Corporation                             10,753           335,386
Brookline Bankcorp                             37,546           612,751
Capital Automotive REIT                        14,402           511,631
Capital One Financial Corp.                    17,192         1,447,738
Carramerica Realty Corp.                        8,632           284,856
Charles Schwab Corp.                          173,500         2,075,060
Choice Hotels Intl., Inc.                       4,779           277,182
Citigroup, Inc.                                77,370         3,727,687
Columbia Banking System                        10,279           256,872
Comerica, Inc.                                 21,750         1,327,185
Conseco, Inc.*                                 16,859           336,337
Direct General Corp.                           18,105           581,171
Equity Inns, Inc.                              50,701           595,230
Equity One, Inc.                                9,820           233,029
FNB Corp.                                       9,402           191,425

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
FINANCIAL (Cont'd)
First Financial Holdings, Inc.                  3,890           127,359
First Niagara Financial Grp.                   38,602           538,498
First State Banck Corporation                   9,754           358,557
Gladstone Capital Corp.                         3,900            92,430
Glimcher Realty Trust                           2,870            79,528
Golden West Financial Corp.                    25,454         1,563,385
Highwoods Properties, Inc.                     17,681           489,764
Huntington Bancshares, Inc.                    43,500         1,077,930
J.P. Morgan Chase & Co.                        19,650           766,547
KNBT Bancorp, Inc.                             22,643           382,667
LandAmerica Financial Group                    13,767           742,454
Luminent Mortgage Capital, Inc.                16,383           194,958
MAF Bancorp                                    13,153           589,517
MBNA Corp.                                     82,800         2,334,132
Medical Properties of America*                 34,720           355,880
Mid-America Apt. Communities                   12,242           504,615
National Financial Partners                     5,752           223,178
New Century Financial Corp.                     2,690           171,918
Pennsylvania REIT                              10,962           469,174
PrivateBancorp, Inc.                           19,477           627,744
Provident Financial Services                   32,584           631,152
Providian Financial Corp.*                    104,827         1,726,501
Santander Bancorp                              12,519           377,573
Sterling Financial Corp.*                      16,502           647,869
Stewart Information Services                   12,175           507,089
Sws Group, Inc.                                14,913           326,893
Texas Capital Bancshares*                      25,910           560,174
Texas Regional Bancshares                      17,141           560,168
TrustCo Bank Corp. (N.Y.)                       7,170            98,874
W Holdind Co., Inc.                            24,339           558,337
Wells Fargo & Company                          31,000         1,926,650
                                                          -------------
                                                             39,483,455
                                                          -------------
HEALTHCARE (3.7%)
Abbott Laboratories                            26,414         1,232,213
Able Laboratories, Inc.*                       12,214           277,869
Adolor Corporation*                            11,294           112,036
Advanced Medical Optics, Inc.*                 16,155           664,617
Align Technology, Inc.*                        20,895           224,621

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
HEALTHCARE (Cont'd.)
Amgen, Inc.*                                   29,500         1,892,425
Amsurg Corp.*                                   6,360           187,874
Amylin Pharmaceuticals, Inc.*                   9,384           219,210
Apria Healthcare Group, Inc.*                   5,505           181,390
Auxilium Pharmaceuticals, Inc.                 30,929           273,722
Bioenvision, Inc.*                             23,166           207,567
CV Therapeutics, Inc.*                         12,573           289,179
Caliper Life Sciences, Inc.*                   52,520           395,476
Centene Corporation*                           20,728           587,639
Cubist Pharmaceuticals, Inc.*                  17,168           203,097
Dendreon Corp.*                                21,744           234,400
First Health Group Corp.*                      11,569           216,456
GTC Biotherapeutics*                           73,626           111,912
Immunicon Corp.*                               32,007           223,409
Inspire Pharmaceuticals, Inc.*                  9,205           154,368
Kensey Nash Corp.*                              7,260           250,688
Medtronic, Inc.                                42,000         2,086,140
Par Pharmaceutical Cos., Inc.*                  4,267           176,568
Pfizer, Inc.                                   83,000         2,231,870
Rigel Pharmaceuticals, Inc.*                    7,799           190,452
Select Medical Corp.                           12,142           213,699
Telik, Inc.*                                   21,306           407,797
Transkarayotic Therapies, Inc.                 11,438           290,411
United Surgical Partners, Inc.                  5,321           221,886
Valeant Pharmaceuticals                         7,460           196,571
Ventana Medical Systems, Inc.*                  7,627           488,052
VistaCare, Inc. Cl A*                           9,010           149,836
Wright Medical Group, Inc.*                    15,598           444,543
Wyeth                                          37,500         1,597,125
                                                          -------------
                                                             16,835,118
                                                          -------------
INDUSTRIAL (6.0%)
Affymetrix, Inc.*                              21,000           767,550
American Italian Pasta Co.                     15,995           371,884
Apogee Enterprises, Inc.                       45,573           611,134
Applied Industrial Tech, Inc.                  11,292           309,401
Audiovox Corp. Cl A*                           35,196           555,393
Aviall, Inc.*                                   6,601           151,625
Benchmark Electronics*                         24,067           820,685

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
INDUSTRIAL (Cont'd.)
Cal Dive International, Inc.*                   8,714           355,096
Champion Enterprises, Inc.*                    73,279           866,158
Ciber, Inc.*                                   62,335           600,909
Digital River, Inc.*                            8,415           350,148
Dycom Industries, Inc.*                        20,640           629,933
Engineered Support Systems                     13,174           780,164
Esterline Technologies*                        16,230           529,910
Gardner Denver Machinery*                       5,907           214,365
General Cable Corp.*                           82,707         1,145,492
General Electric Co.                           48,000         1,752,000
Grainger (W.W.), Inc.                          30,000         1,998,600
Hydril Company*                                 7,227           328,901
Kerzner International, Ltd.*                    6,560           393,928
Kirby Corp.*                                   17,747           787,612
Landstar System, Inc.*                          9,876           727,269
Laureate Education, Inc.*                      12,870           567,438
MKS Instruments, Inc.*                          9,270           171,959
Mine Safety Appliances Co.                     10,395           527,027
Molecular Devices Corp*                         9,462           190,186
Mykrolis Corp.*                                30,348           430,031
Northwest Airlines Corp.*                      46,410           507,261
Noven Pharmaceuticals*                          9,782           166,881
Optical Communication Product                   1,120             2,800
Penn National Gaming, Inc.*                     6,639           401,991
RailAmerica, Inc.*                             66,041           861,835
Rockwell Automation, Inc.                      20,500         1,015,775
Siligan Holdings, Inc.                         14,102           859,658
Spherion Corp.*                                54,309           456,196
TTM Technologies*                              29,259           345,256
Trinity Industries                             18,709           637,603
Triumph Group, Inc.*                            8,489           335,316
Tyco International, Ltd.                       28,500         1,018,590
UTI Worldwide, Inc.*                            9,268           630,409
United Parcel Service Cl B                     27,576         2,356,645
Universal Forest Products                      13,821           599,831
Us Home Systems, Inc.*                         16,050            98,708
Veeco Instruments, Inc.*                       10,582           222,963

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
INDUSTRIAL (Cont'd.)
Woodhead Industries, Inc.                         530             8,496
                                                          -------------
                                                             27,461,012
                                                          -------------
TECHNOLOGY (10.0%)
ASE Test Limited*                              44,428           300,332
Aeroflex, Inc.*                                19,170           232,339
Affiliated Computer Svcs.*                     25,757         1,550,313
Angiotech Pharmaceuticals*                      9,540           175,630
Anixter International, Inc.                    12,014           432,383
Applied Materials, Inc.*                      122,500         2,094,749
Ask Jeeves, Inc.*                               6,719           179,732
Avid Technology, Inc.*                         21,391         1,320,894
Brocade Communication Sys.*                    29,522           225,548
CACI International*                             2,942           200,438
CMG Information Services, Inc.                 83,514           212,961
Callwave, Inc.*                                11,656           179,969
Cisco Systems, Inc.*                          127,000         2,451,100
Cognex Corp.                                    5,290           147,591
Cognizant Tech Solutions*                      28,500         1,206,405
Concord Communications, Inc.*                  18,083           200,360
Credence Systems Corp.*                        18,109           165,697
Cypress Semiconductor Corp.*                   71,165           834,765
DRS Technologies Inc.*                         13,346           570,008
DSP Group, Inc.*                                7,583           169,328
Dell, Inc.*                                    56,000         2,359,840
EMC Corp.*                                    261,751         3,892,237
Electronic Arts, Inc.*                         35,000         2,158,800
Electronics For Imaging, Inc.*                  9,068           157,874
Embarcardero Technologies, Inc.                46,360           436,248
Exelixis, Inc.*                                14,840           140,980
F5 Networks, Inc.*                              3,385           164,917
First Data Corp.                               17,584           748,023
Gartner, Inc.*                                 13,775           171,637
Hyperion Solutions, Corp.*                     11,882           553,939
Informatica Corp.*                             18,699           151,836
Infospace.Com, Inc.*                            3,483           165,617
Integrated Device Tech., Inc.*                 34,484           398,635
Integrated Silicon Solution*                   28,567           234,249
Interdigital Comm. Corp.*                       7,982           176,402

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
TECHNOLOGY (Cont'd.)
Juniper Networks, Inc.*                        78,500         2,134,415
Kronos, Inc.*                                   3,606           184,375
Lecroy Corp.*                                  18,805           438,909
Linear Technology Corp.                        52,000         2,015,520
Lionbridge Technologies, Inc.*                 38,592           259,338
Macrovision Corp.*                              7,031           180,837
Maxim Integrated Products, Inc.                47,000         1,992,330
Mentor Graphics Corp.*                         14,596           223,173
Micrel, Inc.*                                  40,258           443,643
Micros Systems, Inc.*                           2,304           179,850
Microsoft Corp.                                75,000         2,003,250
On Semiconductor*                              62,303           282,856
PalmSource, Inc.*                              15,924           202,872
Parametric Technology Corp.*                   84,611           498,359
Perot Systems Corp Cl A*                        7,635           122,389
Powerwave Technologies, Inc.*                  21,866           185,424
Qualcomm, Inc.                                 38,500         1,632,400
RF Micro Devices*                              30,242           206,855
RSA Security, Inc.*                             7,614           152,737
RealNetworks, Inc.*                            23,178           153,438
Sabre Group Holdings, Inc.                     31,000           686,960
Silicon Image, Inc.*                           20,304           334,204
Skyworks Solutions, Inc.*                      59,907           564,923
Symantec Corp.*                                70,000         1,803,200
Symbol Technologies, Inc.                      62,000         1,072,600
Synaptics, Inc.*                                8,756           267,758
Texas Instruments, Inc.                        18,697           460,320
Titan Corp.*                                   11,257           182,363
Trimble Navigation, Ltd*                        6,215           205,344
Viasat, Inc.*                                  18,416           446,956
Websense, Inc.*                                 7,476           379,183
Western Digital Corp.*                         43,366           470,087
Wireless Facilities, Inc.*                     18,453           174,196
Xenogen Corporation*                           30,020           210,140
aQuantive, Inc.*                               36,370           325,148
                                                          -------------
                                                             45,838,128
                                                          -------------

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

ACTIVE ASSETS:                                 Shares          Value($)
COMMON STOCKS:                                 ------          --------
TELECOMMUNICATIONS (0.9%)
CT Communications, Inc.                        11,526           141,770
Citizens Communications Co.                    61,500           848,085
Ivillage, Inc.*                                31,162           192,581
SBC Communications, Inc.                       47,000         1,211,190
SpectraLink Corporation                        30,930           438,587
Sprint Corp. (FON Gp.)                         38,331           952,525
Surewest Communications                         4,500           127,575
                                                          -------------
                                                              3,912,313
                                                          -------------
UTILITIES (0.9%)
Avista Corp.                                   11,307           199,795
CINergy Corp.                                  33,460         1,392,940
Energen Corp.                                  11,517           678,927
PNM Resources, Inc.                            27,289           690,139
Southwestern Energy Co.*                       11,267           571,124
Westar Energy, Inc.                            23,632           540,464
                                                          -------------
                                                              4,073,389
                                                          -------------

TOTAL ACTIVE ASSETS-COMMON STOCKS
  (Cost: $154,394,124) 39.6%                                181,116,231
                                                          -------------

----------

*     Non-income producing security.

           MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                           Face
ACTIVE ASSETS:                                              Rate(%)        Maturity       Amount($)         Value($)
                                                            -------        --------       ---------         --------
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES  (0.0%) (1)
Federal Home Loan Bank                                       1.01          01/03/05         139,000           138,992
                                                                                                         ------------
COMMERCIAL PAPER (0.6%)
Archer Daniels Midland                                       2.15          01/03/05       2,435,000         2,434,709
                                                                                                         ------------

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $2,573,702) 0.6%                                                   2,573,701
                                                                                                         ------------

TOTAL ACTIVE ASSETS  (Cost: $156,967,825) 40.2%                                                          183,689,932
                                                                                                         ------------

TEMPORARY CASH INVESTMENTS**  (Cost: $545,200)  0.1%                                                         545,200
                                                                                                         ------------

TOTAL INVESTMENTS (Cost: $363,903,234) 100.0%                                                            $457,188,479
                                                                                                         ============

----------

(1)   Less than 0.05%

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
BASIC MATERIALS (3.0%)
Air Products & Chemicals, Inc.                 13,885           804,913
Alcoa, Inc.                                    53,174         1,670,727
Allegheny Technologies, Inc.                    5,840           126,553
Ball Corp.                                      6,879           302,538
Bemis Co.                                       6,532           190,016
Dow Chemical Co.                               57,602         2,851,875
Du Pont (E.I.) de Nemours & Co.                60,670         2,975,863
Eastman Chemical Co.                            4,760           274,795
Ecolab, Inc.                                   15,742           553,016
Engelhard Corp.                                 7,471           229,136
Freeport-McMoran Copper Cl B                   10,906           416,936
Georgia-Pacific (Timber Group)                 15,764           590,835
Great Lakes Chemical Corp.                      3,119            88,860
Hercules, Inc.*                                 6,840           101,574
International Paper Co.                        29,724         1,248,408
Intl. Flavors & Fragrances                      5,757           246,630
Louisiana-Pacific Corp.                         6,723           179,773
MeadWestvaco Corp.                             12,379           419,524
Monsanto Co                                    16,151           897,188
Newmont Mining Corp. Holding Co.               27,117         1,204,266
Nucor Corp.                                     9,718           508,640
PPG Industries, Inc.                           10,500           715,680
Pactiv Corp.*                                   9,067           229,304
Phelps Dodge Corp.                              5,832           576,901
Praxair, Inc.                                  19,836           875,759
Rohm & Haas Co.                                13,735           607,499
Sealed Air Corp.*                               5,105           271,943
Sigma-Aldrich Corp.                             4,217           254,960
Temple-Inland, Inc.                             3,420           233,928
United States Steel Group                       6,945           355,931
Vulcan Materials Co.                            6,256           341,640
Weyerhaeuser Co.                               14,653           984,975
                                                          -------------
                                                             21,330,586
                                                          -------------
CONSUMER, CYCLICAL (11.4%)
eBay, Inc.*                                    40,495         4,708,759
AutoZone, Inc.*                                 4,874           445,045
Autonation, Inc.*                              16,162           310,472
Bed Bath & Beyond, Inc.*                       18,384           732,235
Best Buy Co., Inc.                             19,816         1,177,467

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
CONSUMER, CYCLICAL (Cont'd.)
Big Lots, Inc.*                                 6,894            83,624
Black & Decker Corp.                            4,932           435,644
Brunswick Corp.                                 5,877           290,912
Carnival Corp.                                 38,684         2,229,359
Centex Corp.                                    7,593           452,391
Circuit City Group, Inc.                       11,937           186,695
Clear Channel Communications                   35,035         1,173,322
Coach ,Inc.*                                   11,540           650,856
Comcast Corp. Cl A*                           135,605         4,512,934
Cooper Tire & Rubber Co.                        4,573            98,548
Dana Corp.                                      9,150           158,570
Darden Restaurants, Inc.                        9,604           266,415
Delphi Corporation                             34,281           309,215
Dillard's Inc. Cl A                             5,017           134,807
Disney (Walt) Co.                             124,816         3,469,885
Dollar General Corp.                           20,016           415,732
Dow Jones & Co., Inc.                           4,998           215,214
Eastman Kodak Co.                              17,512           564,762
Family Dollar Stores, Inc.                     10,243           319,889
Federated Department Stores                    10,336           597,317
Ford Motor Co.                                111,767         1,636,269
Fortune Brands, Inc.                            8,806           679,647
Gannett Co., Inc.                              15,592         1,273,866
Gap, Inc.                                      53,557         1,131,124
General Motors Corp.                           34,503         1,382,190
Genuine Parts Co.                              10,659           469,636
Goodyear Tire & Rubber Co.*                    10,713           157,053
Harley-Davidson, Inc.                          17,947         1,090,280
Harrah's Entertainment, Inc.                    6,846           457,929
Hasbro, Inc.                                   10,813           209,556
Hilton Hotels Corp.                            23,581           536,232
Home Depot, Inc.                              134,142         5,733,229
International Game Technology                  21,052           723,768
Interpublic Group of Cos., Inc.                25,833           346,162
Johnson Controls, Inc.                         11,628           737,680
Jones Apparel Group, Inc.                       7,466           273,032
KB Home                                         2,829           295,348
Knight-Ridder, Inc.                             4,704           314,886
Kohl's Corp.*                                  20,958         1,030,505

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
CONSUMER, CYCLICAL (Cont'd.)
Leggett & Platt                                11,661           331,522
Limited Brands, Inc.                           24,827           571,518
Liz Claiborne, Inc.                             6,631           279,895
Lowe's Companies, Inc.                         47,205         2,718,536
Marriott International, Inc.                   13,660           860,307
Mattel, Inc.                                   25,349           494,052
May Department Stores Co.                      17,836           524,378
Maytag Corp.                                    4,839           102,103
McDonald's Corp.                               76,798         2,462,144
McGraw-Hill Cos., Inc.                         11,600         1,061,864
Meredith Corp.                                  3,054           165,527
NIKE, Inc. Cl B                                16,034         1,454,123
New York Times Co. Cl A                         8,862           361,570
Newell Rubbermaid, Inc.                        16,786           406,053
News Corp Inc                                 159,600         2,978,136
Nordstrom, Inc.                                 8,557           399,869
Office Depot, Inc.*                            19,084           331,298
OfficeMax, Inc.                                 5,708           179,117
Omnicom Group, Inc.                            11,382           959,730
Penney (J.C.) Co., Inc.                        17,446           722,264
Pulte Homes Inc.                                7,792           497,130
RadioShack Corp.                                9,680           318,278
Reebok International, Ltd.                      3,551           156,244
Sears Roebuck & Co.                            12,634           644,713
Sherwin-Williams Co.                            8,634           385,335
Snap-On, Inc.                                   3,515           120,775
Stanley Works                                   5,025           246,175
Staples, Inc.                                  30,415         1,025,290
Starbucks Corp.*                               24,433         1,523,642
Starwood Hotels & Resorts                      12,664           739,578
TJX Companies, Inc.                            29,436           739,727
Target Corp.                                   54,698         2,840,467
Tiffany & Co.                                   8,888           284,149
Time Warner, Inc.*                            279,797         5,439,254
Toys R Us, Inc.*                               13,137           268,914
Tribune Co.                                    19,408           817,853
Univision Communications, Inc.                 19,743           577,878
V F Corp.                                       6,785           375,753
Viacom, Inc. Cl B                             104,154         3,790,164

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
CONSUMER, CYCLICAL (Cont'd.)
Visteon Corp.                                   7,913            77,310
Wendy's International, Inc.                     6,962           273,328
Whirlpool Corp.                                 4,058           280,854
Yum! Brands, Inc.                              17,894           844,239
                                                          -------------
                                                             82,049,517
                                                          -------------
CONSUMER, NON-CYCLICAL (10.0%)
Alberto-Culver Co. Cl A                         5,559           270,001
Albertson's, Inc.                              22,480           536,822
Altria Group, Inc.                            125,384         7,660,962
Anheuser-Busch Cos., Inc.                      48,262         2,448,331
Archer-Daniels-Midland Co.                     39,982           891,998
Avon Products, Inc.                            28,891         1,118,082
Brown-Forman Corp. Cl B                         7,436           361,984
CVS Corp.                                      24,438         1,101,421
Campbell Soup Co.                              25,135           751,285
Clorox Co.                                      9,284           547,106
Coca-Cola Co.                                 147,794         6,152,664
Coca-Cola Enterprises, Inc.                    28,663           597,624
Colgate-Palmolive Co.                          32,393         1,657,226
ConAgra Foods, Inc.                            31,416           925,201
Coors (Adolph) Co. Cl B                         2,286           172,982
Costco Wholesale Corp.                         28,654         1,387,140
General Mills, Inc.                            22,257         1,106,395
Gillette Co.                                   60,647         2,715,773
Heinz (H.J.) Co.                               21,339           832,008
Hershey Food Corp.                             15,032           834,877
Kellogg Co.                                    25,223         1,126,459
Kimberly Clark Corp.                           29,793         1,960,677
Kroger Co.*                                    45,149           791,913
McCormick & Co., Inc.                           8,351           322,349
Pepsi Bottling Group, Inc.                     15,277           413,090
PepsiCo, Inc.                                 102,898         5,371,276
Proctor & Gamble Co.                          154,956         8,534,976
RJ Reynolds Tobacco Holdings                    9,014           708,500
Safeway, Inc.*                                 27,336           539,613
Sara Lee Corp.                                 47,941         1,157,296
Supervalu, Inc.                                 8,201           283,099
Sysco Corp.                                    39,082         1,491,760
UST, Inc.                                      10,093           485,574

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
CONSUMER, NON-CYCLICAL (Cont'd.)
Wal-Mart Stores, Inc.                         258,692        13,664,111
Walgreen Co.                                   62,429         2,395,401
Wrigley (Wm.) Jr. Co.                          13,710           948,595
                                                          -------------
                                                             72,264,571
                                                          -------------
ENERGY (6.8%)
Amerada Hess Corp.                              5,599           461,246
Anadarko Petroleum Corp.                       15,109           979,214
Apache Corp.                                   19,943         1,008,518
Ashland, Inc.                                   4,341           253,428
BJ Services Co.                                 9,866           459,164
Baker Hughes, Inc.                             20,493           874,436
Burlington Resources, Inc.                     23,915         1,040,303
ChevronTexaco Corp.                           129,418         6,795,739
ConocoPhillips                                 42,164         3,661,100
Devon Energy Corp.                             29,689         1,155,496
EOG Resources, Inc.                             7,243           516,860
El Paso Corp.                                  39,292           408,637
Exxon Mobil Corp.                             394,085        20,200,797
Halliburton Co.                                26,999         1,059,441
Kerr-McGee Corp.                                9,266           535,482
Kinder Morgan, Inc.                             7,567           553,375
Marathon Oil Corp.                             21,170           796,204
Nabors Industries, Ltd*                         9,133           468,432
Noble Corporation*                              8,269           411,300
Occidental Petroleum Corp.                     24,112         1,407,176
Rowan Cos., Inc.*                               6,546           169,541
Schlumberger, Ltd.                             35,964         2,407,790
Sunoco, Inc.                                    4,467           364,999
Transocean, Inc.*                              19,643           832,667
Unocal Corp.                                   16,077           695,169
Valero Energy Corp.                            15,677           711,736
Williams Cos., Inc.                            33,992           553,730
XTO Energy, Inc.                               16,200           573,156
                                                          -------------
                                                             49,355,136
                                                          -------------
FINANCIAL (19.8%)

Ace, Ltd.*                                     17,361           742,183
Aflac, Inc.                                    30,909         1,231,415
Allstate Corp.                                 41,918         2,167,999
AmSouth Bancorporation                         21,692           561,823

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
FINANCIAL (Cont'd.)
Ambac Financial Group, Inc.                     6,638           545,179
American Express Co.                           76,675         4,322,170
American Int'l. Group, Inc.                   159,103        10,448,294
Aon Corp.                                      19,331           461,238
Apartment Investment & Mgmt.Co.                 5,790           223,147
Archstone-Smith Trust                          11,953           457,800
BB & T Corp.                                   33,742         1,418,851
Bank of America Corp.                         246,738        11,594,219
Bank of New York Co., Inc.                     47,458         1,586,046
Bear Stearns Cos., Inc.                         6,307           645,269
CIT Group Hldgs. Inc.                          12,839           588,283
Capital One Financial Corp.                    14,827         1,248,582
Charles Schwab Corp.                           82,282           984,093
Chubb Corp.                                    11,706           900,191
Cincinnati Financial Corp.                     10,265           454,329
Citigroup, Inc.                               317,022        15,274,120
Comerica, Inc.                                 10,419           635,767
Compass Bancshares, Inc.                        7,492           364,636
Countrywide Financial Corp.                    35,456         1,312,227
E*Trade Financial Corp.*                       22,718           339,634
Equity Office Properties                       24,632           717,284
Equity Residential                             17,273           624,937
Fannie Mae                                     59,126         4,210,362
Federated Investors, Inc.                       6,564           199,546
Fifth Third Bancorp                            34,287         1,621,089
First Tennessee Natl. Corp.                     7,521           324,230
Franklin Resources, Inc.                       15,234         1,061,048
Freddie Mac                                    42,122         3,104,391
Golden West Financial Corp.                    18,705         1,148,861
Goldman Sachs Group, Inc.                      29,577         3,077,191
Hartford Financial Svc. Gp., Inc.              17,942         1,243,560
Huntington Bancshares, Inc.                    14,117           349,819
J.P. Morgan Chase & Co.                       217,617         8,489,239
Janus Capital Group                            14,434           242,636
Jefferson-Pilot Corp.                           8,340           433,346
KeyCorp.                                       24,839           842,042
Lehman Brothers Holdings, Inc.                 16,458         1,439,746
Lincoln National Corp.                         10,665           497,842
Loews Corp.                                    11,331           796,569

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
FINANCIAL (Cont'd.)
M & T Bank Corp.                                7,095           765,125
MBIA, Inc.                                      8,596           543,955
MBNA Corp.                                     78,048         2,200,173
MGIC Investment Corp.                           5,912           407,396
Marsh & McLennan Cos., Inc.                    32,188         1,058,985
Marshall & Ilsley Corp.                        13,649           603,286
Mellon Financial Corp.                         25,873           804,909
Merrill Lynch & Co., Inc.                      56,896         3,400,674
MetLife Inc.                                   45,469         1,841,949
Moody's Corp.                                   9,035           784,690
Morgan Stanley                                 66,863         3,712,234
National City Corp.                            41,388         1,554,119
North Fork Bancorp, Inc.                       28,750           829,438
Northern Trust Corp.                           13,391           650,535
PNC Financial Services Group                   17,265           991,702
Plum Creek Timber Co                           11,211           430,951
Principal Financial Group, Inc.                18,751           767,666
Progressive Corp. of Ohio                      12,230         1,037,593
Prologis Trust                                 11,234           486,769
Providian Financial Corp.*                     17,905           294,895
Prudential Financial, Inc.                     31,337         1,722,282
Regions Financial Corp.                        28,392         1,010,471
SLM Corporation                                26,257         1,401,861
Safeco Corp.                                    7,748           404,756
Simon Property Group                           13,510           873,692
Sovereign Bancorp, Inc.                        21,087           475,512
St. Paul Travelers Cos., Inc.                  40,895         1,515,978
State Street Corp.                             20,367         1,000,427
Suntrust Banks, Inc.                           22,649         1,673,308
Synovus Financial Corp.                        18,915           540,591
T. Rowe Price Group, Inc.                       7,828           486,902
Torchmark Corp.                                 6,604           377,353
UNUM Provident Corp.                           18,111           324,911
US Bancorp                                    114,058         3,572,297
Wachovia Corp.                                 97,960         5,152,696
Washington Mutual, Inc.                        53,333         2,254,919
Wells Fargo & Company                         103,350         6,423,203
XL Capital Limited*                             8,470           657,696

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
FINANCIAL (Cont'd.)
Zions Bancorporation                            5,477           372,600
                                                          -------------
                                                            142,339,732
                                                          -------------
HEALTHCARE (12.1%)
Abbott Laboratories                            95,135         4,438,048
Aetna, Inc.                                     9,019         1,125,120
Allergan, Inc.                                  8,020           650,181
Amerisource Bergen Corp.                        6,421           376,784
Amgen, Inc.*                                   77,589         4,977,334
Applera Corp.-Applied Biosys                   11,974           250,376
Bard (C.R.), Inc.                               6,393           409,024
Bausch & Lomb, Inc.                             3,266           210,526
Baxter International, Inc.                     37,656         1,300,638
Becton Dickinson & Co.                         15,472           878,810
Biogen Idec, Inc.*                             20,375         1,357,179
Biomet, Inc.                                   15,463           670,940
Boston Scientific Corp.*                       51,586         1,833,882
Bristol-Myers Squibb Co.                      118,850         3,044,937
CIGNA Corp.                                     8,201           668,956
Cardinal Health, Inc.                          26,394         1,534,811
Caremark Rx, Inc.*                             27,768         1,094,892
Chiron Corp.*                                  11,413           380,395
Express Scripts, Inc.*                          4,642           354,834
Forest Laboratories, Inc.*                     22,505         1,009,574
Genzyme Corp. (Genl. Div)*                     15,137           879,006
Gilead Sciences, Inc.*                         26,445           925,311
Guidant Corp.                                  19,460         1,403,066
HCA, Inc.                                      25,731         1,028,211
Health Management Associates                   14,869           337,824
Hospira, Inc.*                                  9,535           319,423
Humana, Inc.*                                   9,738           289,121
IMS Health, Inc.                               14,169           328,862
Johnson & Johnson                             181,287        11,497,222
King Pharmaceuticals, Inc*                     14,756           182,974
Laboratory Corp. of America*                    8,450           420,979
Lilly (Eli) & Co.                              69,127         3,922,957
Manor Care, Inc.                                5,280           187,070
McKesson Corp.                                 17,954           564,833
Medco Health Solutions*                        16,646           692,474
Medimmune, Inc.*                               15,193           411,882

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
HEALTHCARE (Cont'd.)
Medtronic, Inc.                                73,836         3,667,434
Merck & Co., Inc.                             135,464         4,353,813
Millipore Corp.*                                3,038           151,323
Mylan Laboratories, Inc.                       16,438           290,624
PerkinElmer, Inc.                               7,825           175,984
Pfizer, Inc.                                  460,040        12,370,476
Quest Diagnostics, Inc.                         6,182           590,690
Schering-Plough Corp.                          89,965         1,878,469
St. Jude Medical, Inc.*                        21,841           915,793
Stryker Corp.                                  24,558         1,184,924
Tenet Healthcare Corp.*                        28,507           313,007
Thermo Electron Corp.*                          9,771           294,986
UnitedHealth Group, Inc.                       39,928         3,514,862
Waters Corp.*                                   7,382           345,404
Watson Pharmaceuticals, Inc.*                   6,689           219,466
WellPoint, Inc*                                18,030         2,073,450
Wyeth                                          81,501         3,471,128
Zimmer Holdings, Inc.*                         14,985         1,200,598
                                                          -------------
                                                             86,970,887
                                                          -------------
INDUSTRIAL (11.3%)

3M Company                                     47,558         3,903,085
Allied Waste Industries, Inc.*                 19,441           180,412
American Power Conversion                      11,684           250,038
American Standard Cos., Inc.*                  13,104           541,457
Apollo Group, Inc. Cl A*                       11,315           913,234
Avery Dennison Corp.                            6,748           404,678
Block (H. & R.), Inc.                          10,062           493,038
Boeing Co.                                     51,288         2,655,180
Burlington Northern Santa Fe                   22,964         1,086,427
CSX Corp.                                      13,114           525,609
Caterpillar, Inc.                              20,845         2,032,596
Cendant Corp.                                  64,314         1,503,661
Cintas Corp.                                   10,477           459,521
Cooper Industries, Ltd.*                        5,606           380,591
Cummins, Inc.                                   2,780           232,936
Danaher Corp.                                  18,852         1,082,293
Deere & Co.                                    15,159         1,127,830
Delta Air Lines, Inc.*                          7,905            59,129
Donnelley (R.R.) & Sons Co.                    13,415           473,415

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
INDUSTRIAL (Cont'd.)
Dover Corp.                                    12,423           520,896
Eaton Corp.                                     9,279           671,428
Emerson Electric Co.                           25,640         1,797,364
Equifax, Inc.                                   8,252           231,881
FedEx Corp.                                    18,361         1,808,375
Fisher Scientific Intl.*                        7,165           446,953
Fluor Corp.                                     5,119           279,037
General Dynamics Corp.                         12,235         1,279,781
General Electric Co.                          645,811        23,572,095
Goodrich Corporation                            7,265           237,130
Grainger (W.W.), Inc.                           5,503           366,610
Honeywell International, Inc.                  52,544         1,860,583
ITT Industries, Inc.                            5,639           476,214
Illinois Tool Works, Inc.                      18,063         1,674,079
Ingersoll Rand Co.*                            10,520           844,756
L-3 Communications Hldgs., Inc.                 7,035           515,243
Lockheed Martin Corp.                          27,041         1,502,128
Masco Corp.                                    27,367           999,717
Monster Worldwide, Inc.*                        7,274           244,697
Navistar International Corp.*                   4,265           187,575
Norfolk Southern Corp.                         24,191           875,472
Northrop Grumman Corp.                         22,493         1,222,719
PACCAR, Inc.                                   10,612           854,054
Pall Corp.                                      7,575           219,296
Parker Hannifin Corp.                           7,298           552,751
Pitney Bowes, Inc.                             14,088           651,993
Power One, Inc.*                                5,128            45,742
Raytheon Co,                                   27,614         1,072,252
Robert Half Intl., Inc.                        10,591           311,693
Rockwell Automation, Inc.                      11,252           557,537
Rockwell Collins                               10,784           425,321
Ryder System, Inc.                              3,927           187,593
Southwest Airlines Co.                         47,622           775,286
Textron, Inc.                                   8,401           619,994
Tyco International, Ltd.                      122,881         4,391,767
Union Pacific Corp.                            15,854         1,066,182
United Parcel Service Cl B                     68,465         5,851,019
United Technologies Corp.                      31,218         3,226,380

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
INDUSTRIAL (Cont'd.)
Waste Management, Inc.                         34,949         1,046,373
                                                          -------------
                                                             81,775,096
                                                          -------------
TECHNOLOGY (15.4%)
ADC Telecommunications, Inc.*                  49,411           132,421
Adobe Systems, Inc.                            14,577           914,561
Advanced Micro Devices, Inc.*                  23,574           519,099
Affiliated Computer Svcs.*                      7,843           472,070
Agilent Technologies, Inc.*                    29,664           714,902
Altera Corp.*                                  22,742           470,759
Analog Devices, Inc.                           22,959           847,646
Andrew Corp.*                                   9,823           133,887
Apple Computer, Inc.*                          24,560         1,581,664
Applied Materials, Inc.*                      103,739         1,773,937
Applied Micro Circuits Corp.*                  18,823            79,245
Autodesk, Inc.                                 14,020           532,059
Automatic Data Processing, Inc .               35,585         1,578,195
Avaya, Inc.*                                   27,965           480,998
BMC Software, Inc.*                            13,558           252,179
Broadcom Corp. Cl A*                           20,102           648,893
Ciena Corp.*                                   34,927           116,656
Cisco Systems, Inc.*                          402,236         7,763,155
Citrix Systems, Inc.*                          10,348           253,836
Computer Associates Intl., Inc.                35,779         1,111,296
Computer Sciences Corp.*                       11,561           651,694
Compuware Corp.*                               23,650           153,016
Comverse Technology, Inc.*                     12,074           295,209
Convergys Corp.*                                8,650           129,664
Corning, Inc.*                                 85,657         1,008,183
Dell, Inc.*                                   151,757         6,395,040
EMC Corp.*                                    146,379         2,176,656
Electronic Arts, Inc.*                         18,652         1,150,455
Electronic Data Systems Corp.                  31,389           725,086
First Data Corp.                               50,692         2,156,438
Fiserv, Inc.*                                  11,948           480,190
Freescale Semiconductor Cl A*                  23,813           437,207
Gateway, Inc.*                                 22,830           137,208
Hewlett-Packard Co.                           184,474         3,868,420
Intel Corp.                                   386,248         9,034,341

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
TECHNOLOGY (Cont'd.)
Intl. Business Machines Corp.                 101,690        10,024,600
Intuit, Inc.*                                  11,450           503,915
JDS Uniphase Corp.*                            88,209           279,623
Jabil Circuit, Inc.*                           12,309           314,864
KLA Tencor Corp.*                              11,939           556,119
LSI Logic Corp.*                               23,514           128,857
Lexmark Int'l, Inc.*                            7,885           670,225
Linear Technology Corp.                        18,756           726,983
Lucent Technologies*                          270,040         1,015,350
Maxim Integrated Products, Inc.                19,868           842,205
Mercury Interactive Corp.*                      5,157           234,901
Micron Technology, Inc.*                       37,410           462,014
Microsoft Corp.                               664,104        17,738,217
Molex Inc., Cl A                               11,510           345,300
Motorola, Inc.                                148,711         2,557,829
NCR Corp.*                                      5,693           394,126
NVIDIA Corporation*                            10,152           239,181
National Semiconductor Corp.                   21,877           392,692
Network Appliance, Inc.*                       21,921           728,216
Novell, Inc.*                                  22,961           154,987
Novellus Systems, Inc.*                         8,539           238,153
Oracle Corp.*                                 313,278         4,298,174
PMC Sierra, Inc.*                              10,887           122,479
Parametric Technology Corp.*                   16,440            96,832
Paychex, Inc.                                  23,103           787,350
QLogic Corp.*                                   5,661           207,929
Qualcomm, Inc.                                100,125         4,245,300
Sabre Group Holdings, Inc.                      8,276           183,396
Sanmina Corp.*                                 31,835           269,642
Scientific-Atlanta, Inc.                        9,365           309,139
Siebel Systems, Inc.*                          31,042           325,941
Solectron Corp.*                               59,307           316,106
Sun Microsystems, Inc.*                       205,437         1,105,251
Sungard Data Sys. Inc.*                        17,646           499,911
Symantec Corp.*                                38,740           997,942
Symbol Technologies, Inc.                      14,700           254,310
Tektronix, Inc.                                 5,498           166,095
Tellabs, Inc.*                                 28,221           242,418
Teradyne, Inc.*                                11,868           202,587

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
TECHNOLOGY (Cont'd.)
Texas Instruments, Inc.                       105,552         2,598,690
Unisys Corp.*                                  20,522           208,914
Veritas Software Corp.*                        25,786           736,190
Xerox Corp.*                                   58,251           990,850
Xilinx, Inc.                                   21,277           630,863
Yahoo!, Inc.*                                  83,982         3,164,442
                                                          -------------
                                                            110,685,373
                                                          -------------
TELECOMMUNICATIONS (3.1%)
AT&T Corp.                                     48,617           926,640
Alltel Corp.                                   18,555         1,090,292
BellSouth Corp.                               111,895         3,109,562
CenturyTel, Inc.                                8,220           291,563
Citizens Communications Co.                    20,491           282,571
Nextel Communications, Inc.*                   67,884         2,036,520
Qwest Communications Intl.*                   110,927           492,516
SBC Communications, Inc.                      202,526         5,219,095
Sprint Corp. (FON Gp.)                         89,856         2,232,909
Verizon Communications                        169,145         6,852,064
                                                          -------------
                                                             22,533,732
                                                          -------------
UTILITIES (2.8%)
AES Corp.*                                     39,633           541,783
Allegheny Energy, Inc.*                         8,385           165,268
Ameren Corp.                                   11,906           596,967
American Electric Power, Inc.                  24,172           830,066
CINergy Corp.                                  11,067           460,719
CMS Energy Corp.*                              11,895           124,303
Calpine Corp.*                                 32,639           128,598
Centerpoint Energy, Inc.                       18,804           212,485
Consolidated Edison, Inc.                      14,784           646,800
Constellation Energy Group                     10,742           469,533
DTE Energy Co.                                 10,626           458,299
Dominion Resources, Inc.                       20,238         1,370,922
Duke Energy Corp.                              58,438         1,480,235
Dynergy, Inc.*                                 23,214           107,249
Edison International                           19,903           637,493
Entergy Corp.                                  13,656           923,009
Exelon Corp.                                   40,473         1,783,645
FPL Group, Inc.                                11,337           847,441
FirstEnergy Corp.                              20,148           796,047

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                 Shares          Value($)
                                               ------          --------
UTILITIES (Cont'd.)
Keyspan Corporation                             9,810           387,005
NiSource, Inc.                                 16,517           376,257
Nicor, Inc.                                     2,697            99,627
PG & E Corp.*                                  24,625           819,520
PPL Corporation                                11,555           615,650
Peoples Energy Corp.                            2,299           101,041
Pinnacle West Capital Corp.                     5,592           248,341
Progress Energy, Inc.                          15,091           682,717
Public Svc. Enterprise Group                   14,521           751,752
Sempra Energy                                  14,257           522,947
Southern Co.                                   45,185         1,514,601
TXU Corp.                                      14,674           947,353
Teco Energy, Inc.                              12,197           187,102
Xcel Energy, Inc.                              24,455           445,081
                                                          -------------
                                                             20,279,856
                                                          -------------

TOTAL COMMON STOCKS
  (Cost: $601,484,836) 95.7%                               689,584,486
                                                          -------------

----------

*     Non-income producing security.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                            Face
SHORT-TERM DEBT SECURITIES:                                     Rate(%)     Maturity       Amount($)       Value($)
                                                                -------     --------       ---------       --------
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (a)                                            2.02      3/3/2005       1,800,000        1,793,611
                                                                                                         ------------

U.S. GOVERNMENT AGENCIES (3.2%)

Federal National Mtge. Assoc.                                     1.06      1/3/2005      23,280,000       23,278,642
                                                                                                         ------------

COMMERCIAL PAPER (0.8%)
7-Eleven Inc.                                                     2.25      1/5/2005       1,730,000        1,729,567
XTRA, Inc.                                                        2.27     1/14/2005       3,950,000        3,946,762
                                                                                                         ------------
                                                                                                            5,676,329
                                                                                                         ------------

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $30,748,807) 4.3%                                                  30,748,582
                                                                                                         ------------

TEMPORARY CASH INVESTMENTS** (Cost:  $11,900)  0.0%(1)                                                         11,900
                                                                                                         ------------

TOTAL INVESTMENTS (Cost: $632,245,543) 100.0%                                                            $720,344,968
                                                                                                         ============

----------

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

(1)   Less than 0.05%

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

----------

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2004:

                                        Expiration   Underlying Face  Unrealized
                                           Date      Amount at Value  Gain(Loss)
                                           ----      ---------------  ----------

Purchased

102 S&P 500 Stock Index
  Futures Contracts                     March 2005     $30,949,350     $198,750
                                                       ===========     ========

Face value of futures purchased and outstanding as a percentage of total investments in securities: 4.3%

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
BASIC MATERIALS (4.8%)
Airgas, Inc.                                   18,406          487,943
Albemarle Corp.                                10,229          395,965
Arch Coal, Inc.                                15,298          543,691
Bowater, Inc.                                  13,656          600,454
Cabot Corp.                                    15,147          585,886
Crompton Corp.                                 28,157          332,253
Cytec Industries, Inc.                          9,728          500,214
FMC Corp.*                                      9,052          437,212
Ferro Corp.                                    10,283          238,463
Glatfelter                                     10,772          164,596
Longview Fibre Co.                             12,534          227,367
Lubrizol Corp.                                 16,373          603,509
Lyondell Chemical Co.                          59,289        1,714,638
Martin Marietta Materials, Inc.                11,785          632,383
Minerals Technologies, Inc.                     5,034          335,768
Olin Corp.                                     17,225          379,295
Packaging Corp. of America                     26,246          618,093
Peabody Energy Corp.                           15,855        1,282,828
Potlatch Corp.                                  7,293          368,880
RPM International, Inc.                        28,562          561,529
Scotts Co. Cl A*                                8,070          593,306
Sensient Technologies Corp.                    11,508          276,077
Sonoco Products Co.                            24,114          714,980
Steel Dynamics, Inc.                           11,080          419,710
Valspar Corp.                                  12,611          630,676
Worthington Industries, Inc.                   19,497          381,751
                                                         -------------
                                                            14,027,467
                                                         -------------
CONSUMER, CYCLICAL (17.4%)
99 Cent Only Stores*                           17,062          275,722
Abercrombie & Fitch Co. Cl A                   21,389        1,004,214
Advance Auto Parts*                            18,140          792,355
Aeropostale, Inc.*                             13,661          402,043
American Eagle Outfitters                      18,089          851,992
American Greetings Corp. Cl A                  16,814          426,235
Ann Taylor Stores Corp.*                       17,317          372,835
Applebees Intl., Inc.                          19,896          526,249
ArvinMeritor, Inc.                             17,026          380,872
Bandag, Inc.                                    4,763          237,245

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
CONSUMER, CYCLICAL (Cont'd.)
Barnes & Noble, Inc.*                          17,204          555,173
Belo Corporation                               28,217          740,414
Blyth, Inc.                                    10,037          296,694
Bob Evans Farms, Inc.                           8,654          226,216
Borders Group, Inc.                            18,425          467,995
Borg-Warner, Inc.                              13,784          746,679
Boyd Gaming Corp.                              21,386          890,727
Brinker International, Inc.*                   21,213          743,940
CBRL Group, Inc.                               11,819          494,625
Caesars Entertainment, Inc.*                   76,819        1,547,135
Callaway Golf Co.                              18,720          252,720
CarMax, Inc.*                                  25,542          793,079
Catalina Marketing Corp.                       12,827          380,064
Cheesecake Factory, Inc.*                      19,089          619,804
Chico's FAS, Inc.*                             21,913          997,699
Claire's Stores, Inc.                          24,274          515,823
D.R. Horton, Inc.                              57,231        2,306,982
Dollar Tree Stores*                            27,738          795,526
Emmis Communications Cl A*                     13,790          264,630
Entercom Communications*                       12,236          439,150
Foot Locker Inc                                38,208        1,028,941
Furniture Brands Intl., Inc.                   13,026          326,301
GTECH Holdings Corp.                           28,428          737,707
Gentex Corp.                                   19,056          705,453
Harman Intl. Industries, Inc.                  16,437        2,087,499
Harte-Hanks, Inc.                              20,938          543,969
Hovanian Enterprises, Inc.*                    14,988          742,206
International Speedway Corp.                   13,080          690,624
Krispy Kreme Doughnuts, Inc.*                  15,156          190,966
Lear Corp.                                     16,523        1,008,068
Lee Enterprises                                11,084          510,751
Lennar Corp.                                   38,321        2,172,034
Mandalay Resort Group*                         16,566        1,166,743
Media General, Inc. Cl A                        5,824          377,453
Michaels Stores, Inc.                          33,283          997,492
Modine Manufacturing Co.                        8,488          286,640
Mohawk Industries, Inc.*                       16,362        1,493,033
Neiman-Marcus Group, Inc.                      11,974          856,620

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
CONSUMER, CYCLICAL (Cont'd.)
O'Reilly Automotive, Inc.*                     13,548          610,337
Outback Steakhouse, Inc.                       18,102          828,710
Pacific Sunwear of California*                 18,198          405,087
Payless Shoesource, Inc.*                      16,717          205,619
PetSmart, Inc.                                 35,640        1,266,289
Pier 1 Imports, Inc.                           21,077          415,217
Reader's Digest Assn.                          24,425          339,752
Regis Corporation                              10,879          502,066
Rent-A-Center, Inc.*                           18,598          492,847
Ross Stores, Inc.                              36,204        1,045,209
Ruby Tuesday, Inc.                             15,937          415,637
Ryland Group, Inc.                             11,673          671,664
Saks Incorporated                              34,215          496,460
Scholastic Corp.*                               9,735          359,806
Thor Industries, Inc.                          13,945          516,662
Timberland Company Cl A*                        8,445          529,248
Toll Brothers, Inc.*                           18,341        1,258,376
Tupperware Corp.                               14,367          297,684
Urban Outfitters, Inc.*                        19,864          881,962
Valassis Communication, Inc.*                  12,581          440,461
Washington Post Co. Cl B                        2,355        2,315,012
Westwood One, Inc.*                            23,561          634,498
Williams-Sonoma, Inc.*                         28,604        1,002,284
                                                          ------------
                                                            51,198,224
                                                          ------------
CONSUMER, NON-CYCLICAL (4.1%)
BJ's Wholesale Club, Inc.*                     17,052          496,725
Church & Dwight                                15,308          514,655
Constellation Brands, Inc. Cl A                26,484        1,231,771
Dean Foods Co.*                                36,581        1,205,344
Energizer Holdings, Inc.*                      17,759          882,445
Hormel Foods Corp.                             34,051        1,067,499
J.M. Smucker Co.                               14,325          674,278
Lancaster Colony Corp.                          8,614          369,282
PepsiAmericas, Inc.                            33,981          721,756
Ruddick Corp.                                  11,465          248,676
Smithfield Foods, Inc.*                        27,237          805,943
Tootsie Roll Inds., Inc.                       12,831          444,338
Tyson Foods, Inc.                              86,622        1,593,845

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
CONSUMER, NON-CYCLICAL (Cont'd.)
Universal Corp.                                 6,267          299,813
Whole Foods Market, Inc.                       15,283        1,457,234
                                                          ------------
                                                            12,013,604
                                                          ------------
ENERGY (6.1%)
Cooper Cameron Corp.*                          13,484          725,574
ENSCO International, Inc.                      37,075        1,176,761
FMC Technologies, Inc.*                        16,782          540,380
Forest Oil Corp.*                              14,551          461,558
Grant Prideco, Inc.*                           30,321          607,936
Hanover Compressor Co.*                        19,168          270,844
Helmerich & Payne, Inc.                        12,372          421,143
Murphy Oil Corp.                               22,579        1,816,481
National-Oilwell, Inc.*                        21,088          744,196
NewField Exploration Company*                  15,280          902,284
Noble Energy, Inc.                             14,433          889,939
Overseas Shipholding Group                      9,662          533,342
Patterson UTI Energy, Inc.                     41,075          798,909
Pioneer Natural Resources Co.                  35,780        1,255,878
Plains Exploration & Prod. Co.                 18,926          492,076
Pogo Producing Co.                             15,809          766,578
Pride International, Inc.*                     33,437          686,796
Smith International, Inc.*                     25,737        1,400,350
Tidewater, Inc.                                14,887          530,126
Varco International, Inc.*                     24,016          700,066
Weatherford International, Ltd.                33,341        1,710,393
Western Gas Resources                          18,148          530,829
                                                          ------------
                                                            17,962,439
                                                          ------------
FINANCIAL (16.6%)
AMB Property Corp.                             20,354          822,098
Allmerica Financial Corp.*                     13,065          428,924
AmerUs Group Co.                                9,614          435,514
American Financial Group                       18,108          566,961
Americredit Corp.*                             38,113          931,863
Associated Banc-Corp.                          31,768        1,055,015
Astoria Financial Corp.                        18,264          730,012
Bank of Hawaii Corp.                           12,998          659,519
Banknorth Group, Inc.                          43,159        1,579,619
Berkley (W.R.) Corp.                           20,649          974,013

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
FINANCIAL (1Cont'd.)
Brown & Brown, Inc.                            16,970          739,044
City National Corp.                            12,069          852,675
Colonial BancGroup, Inc.                       32,820          696,769
Commerce Bancorp, Inc. (N.J.)                  19,469        1,253,804
Cullen Frost Bankers, Inc.                     12,787          621,448
Developers Diversified Realty                  26,440        1,173,143
Eaton Vance Corp.                              16,464          858,598
Edwards (A.G.), Inc.                           18,747          810,058
Everest RE Group*                              13,772        1,233,420
Fidelity Natl. Finl.,  Inc.                    42,812        1,955,224
First American Corp.                           21,993          772,834
Firstmerit Corp.                               20,684          589,287
GATX Corp.                                     12,141          358,888
Gallagher (Arthur J.) & Co.                    22,675          736,938
Greater Bay Bancorp                            12,514          348,890
HCC Insurance Holdings, Inc.                   16,638          551,051
Hibernia Corp. Cl A                            38,050        1,122,856
Highwoods Properties, Inc.                     13,161          364,560
Horace Mann Educators Corp.                    10,496          200,264
Hospitality Properties Trust                   16,491          758,586
Independence Community Bank Corp.              20,776          884,642
Indymac Bancorp, Inc.                          15,206          523,847
Investors Financial Services                   16,310          815,174
Jefferies Group                                14,031          565,169
Labranche & Co.*                               14,733          132,008
Legg Mason, Inc.                               24,727        1,811,500
Leucadia National                              17,600        1,222,848
Liberty Property Trust                         21,015          907,848
Mack-Cali Realty Corp.                         14,934          687,412
Mercantile Bankshares Corp.                    19,433        1,014,403
MoneyGram International, Inc.                  21,736          459,499
New Plan Excel Realty Trust                    25,187          682,064
New York Community Bancorp, Inc.               65,068        1,338,449
Ohio Casualty Corp.*                           15,185          352,444
Old Republic Intl. Corp.                       44,745        1,132,049
PMI Group, Inc.                                23,379          976,073
Protective Life Corp.                          17,040          727,438
Radian Group, Inc.                             22,548        1,200,456

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
FINANCIAL (Cont'd.)
Raymond James Financial, Inc.                  18,107          560,955
Rayonier, Inc.                                 12,229          598,120
SEI Investments                                25,154        1,054,707
Silicon Valley Bancshares*                      8,831          395,805
StanCorp Financial Group, Inc.                  6,970          575,025
TCF Financial                                  34,051        1,094,399
United Dominion Realty Tr., Inc.               32,524          806,595
Unitrin, Inc.                                  16,827          764,787
Waddell & Reed Financial, Inc.                 20,288          484,680
Washington Federal, Inc.                       19,317          512,673
Webster Financial Corp.                        13,016          659,130
Weingarten Realty Investors                    21,823          875,102
Westamerica Bancorp                             7,814          455,634
Wilmington Trust Corp.                         16,529          597,523
                                                          ------------
                                                            49,050,333
                                                          ------------
HEALTHCARE (9.7%)
Apria Healthcare Group, Inc.*                  11,894          391,907
Barr Pharmaceuticals, Inc.*                    25,153        1,145,468
Beckman Coulter, Inc.                          14,919          999,424
Cephalon, Inc.*                                14,157          720,308
Charles River Laboratories, Inc.               15,903          731,697
Community Health Systems, Inc.*                21,410          596,911
Covance, Inc.*                                 15,323          593,766
Coventry Health Care*                          22,027        1,169,193
Cytyc Corp.*                                   27,419          755,942
Dentsply International, Inc.                   19,793        1,112,367
Edwards Lifesciences Corp.*                    14,587          601,860
First Health Group Corp.*                      22,553          421,967
Health Net, Inc.*                              27,247          786,621
Hillenbrand Industries, Inc.                   15,189          843,597
Inamed Corp.*                                   8,791          556,031
Invitrogen Corp.*                              12,572          843,958
Ivax Corp.*                                    61,529          973,389
Lifepoint Hospitals Inc.*                       9,499          330,755
Lincare Holdings, Inc.*                        24,625        1,050,256
Millennium Pharmaceuticals Inc                 75,082          909,994
Omnicare, Inc.                                 25,564          885,026
Pacificare Health Systems,Inc.                 20,677        1,168,664

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
HEALTHCARE (Cont'd.)
Par Pharmaceutical Cos., Inc.*                  8,313          343,992
Patterson Cos Inc.*                            33,667        1,460,811
Perrigo Co.                                    17,722          306,059
Protein Design*                                23,437          484,208
Renal Care Group, Inc.*                        16,531          594,951
Schein (Henry), Inc.*                          10,617          739,368
Sepracor, Inc.*                                25,786        1,530,915
Steris Corp.*                                  16,961          402,315
Techne Corp.*                                  10,138          394,368
Triad Hospitals, Inc.*                         18,890          702,897
Universal Health Services Cl B                 14,320          637,240
VCA Antech., Inc.*                             20,136          393,457
VISX, Inc.*                                    12,174          314,941
Valeant Pharmaceuticals                        20,644          543,969
Varian Medical Systems, Inc.*                  33,343        1,441,751
Varian, Inc.*                                   8,522          349,487
Vertex Pharmaceutical*                         19,708          208,314
                                                          ------------
                                                            28,438,144
                                                          ------------
INDUSTRIAL (11.5%)
ADESA, Inc.                                    22,495          477,344
AGCO Corp.*                                    22,162          485,126
AirTran Holdings, Inc.*                        21,037          225,096
Alaska Air Group, Inc.*                         6,597          220,934
Alexander & Baldwin, Inc.                      10,469          444,095
Alliant TechSystems, Inc.*                      9,246          604,503
Ametek, Inc.                                   16,814          599,755
Banta Corp.                                     6,117          273,797
C.H. Robinson Worldwide, Inc.                  20,937        1,162,422
CNF., Inc.                                     12,680          635,268
Career Education Corp.*                        25,153        1,006,120
Carlisle Companies, Inc.                        7,637          495,794
ChoicePoint, Inc.*                             21,770        1,001,202
Copart, Inc.*                                  22,082          581,198
Corinthian Colleges, Inc.*                     22,193          418,227
Crane Co.                                      13,465          388,331
DeVry, Inc.*                                   17,267          299,755
Deluxe Corp.                                   12,277          458,300
Donaldson Company, Inc.                        20,414          665,088

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
INDUSTRIAL (Cont'd.)
Dun & Bradstreet*                              17,051        1,017,092
Dycom Industries, Inc.*                        11,920          363,798
Education Management Corp.*                    18,039          595,467
Expeditors Int'l Wash., Inc.                   26,151        1,461,318
Fastenal Co.                                   18,620        1,146,247
Federal Signal Corp.                           11,811          208,582
Flowserve Corporation*                         13,567          373,635
Graco, Inc.                                    16,965          633,643
Granite Construction                           10,212          271,639
HNI Corporation                                13,785          593,444
Harsco Corp.                                   10,126          564,423
Hubbell, Inc. Cl B                             14,939          781,310
Hunt (JB) Transport Svcs., Inc.                19,934          894,040
ITT Educational Services, Inc.                 11,273          536,031
Jacobs Engineering Group, Inc.                 13,819          660,410
JetBlue Airways Corp.*                         25,424          590,345
Kelly Services, Inc.                            8,643          260,846
Kennametal, Inc.                                9,330          464,354
Korn/Ferry International*                       9,567          198,515
Laureate Education, Inc.*                      11,858          522,819
Manpower, Inc.                                 22,137        1,069,217
Miller (Herman), Inc.                          17,340          479,104
Nordson Corp.                                   8,901          356,663
Pentair, Inc.                                  24,717        1,076,673
Precision Castparts Corp.                      16,135        1,059,747
Quanta Services, Inc.*                         28,766          230,128
Republic Services, Inc.                        37,003        1,241,081
Rollins, Inc.                                  11,205          294,916
SPX, Inc.                                      18,438          738,626
Sequa Corp. Cl A*                               2,576          157,522
Sotheby's Holdings*                            15,579          282,915
Stericycle, Inc.*                              11,047          507,610
Swift Transportation Co., Inc.                 17,998          386,597
Tecumseh Products Co. Cl A                      4,535          216,773
Teleflex, Inc.                                  9,888          513,583
The Brink's Company                            13,925          550,316
Thomas & Betts Corp.*                          14,484          445,383
Trinity Industries                             11,670          397,714

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
INDUSTRIAL (Cont'd.)
United Rentals*                                19,103          361,047
Werner Enterprises, Inc.                       19,354          438,175
York International Corp.                       10,196          352,170
                                                          ------------
                                                            33,736,273
                                                          ------------
TECHNOLOGY (13.1%)
3Com Corp.*                                    93,113          388,281
Activision, Inc.*                              34,147          689,086
Acxiom Corp.                                   21,175          556,903
Adtran, Inc.                                   18,742          358,722
Advent Software, Inc.*                          8,001          163,860
Alliance Data Systems*                         20,042          951,594
Amphenol Corp. Cl A*                           21,714          797,772
Arrow Electronics, Inc.*                       28,432          690,898
Ascential Software Corp.*                      14,418          235,158
Atmel Corp.*                                  117,141          459,193
Avnet, Inc.*                                   29,571          539,375
Avocent Corp.*                                 12,226          495,398
BISYS Group, Inc.*                             29,502          485,308
CDW Corp.                                      20,394        1,353,142
CSG Systems Intl., Inc.*                       12,536          234,423
Cabot MicroElectronics Corp.*                   6,084          243,664
Cadence Design Systems, Inc.*                  66,340          916,155
Ceridian Corp.*                                36,464          666,562
Certegy, Inc.                                  15,340          545,030
CheckFree Corp.*                               21,288          810,647
Cognizant Tech Solutions*                      32,629        1,381,186
CommScope, Inc.*                               13,345          252,221
Credence Systems Corp.*                        23,401          214,119
Cree , Inc.*                                   18,128          726,570
Cypress Semiconductor Corp.*                   30,859          361,976
DST Systems, Inc.*                             20,556        1,071,379
Diebold, Inc.                                  17,529          976,891
Fair Isaac Corporation                         17,259          633,060
Fairchild Semiconductor Intl.*                 29,329          476,890
Gartner, Inc.*                                 27,186          338,738
Harris Corp.                                   16,414        1,014,221
Henry (Jack) & Associates                      22,201          442,022
Imation Corp.                                   8,347          265,685

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
TECHNOLOGY (Cont'd.)
Integrated Circuit Systems, Inc.               17,250          360,870
Integrated Device Tech., Inc.*                 26,197          302,837
International Rectifier*                       16,385          730,279
Intersil Corp. Cl A                            36,947          618,493
Keane, Inc.*                                   15,220          223,734
Kemet Corp.*                                   21,232          190,026
LTX Corp.*                                     15,009          115,419
Lam Research Corp.*                            33,447          966,953
Lattice Semiconductor Corp.*                   27,834          158,654
MPS Group, Inc.*                               25,165          308,523
Macromedia, Inc.*                              17,423          542,204
Macrovision Corp.*                             12,203          313,861
McAfee, Inc.*                                  39,311        1,137,267
McData Corporation Cl A*                       28,980          172,721
Mentor Graphics Corp.*                         18,732          286,412
Micrel, Inc.*                                  22,101          243,553
Microchip Technology, Inc.                     50,633        1,349,876
National Instruments Corp.                     19,423          529,277
Newport Corp.*                                 10,526          148,417
Plantronics, Inc.                              11,870          492,249
Plexus Corp.*                                  10,592          137,802
Polycom, Inc.*                                 24,051          560,869
Powerwave Technologies, Inc.*                  25,631          217,351
RF Micro Devices*                              45,979          314,496
RSA Security, Inc.*                            17,069          342,404
Retek, Inc.*                                   13,743           84,519
Reynolds & Reynolds Co.                        15,860          420,449
Sandisk Corp.*                                 39,978          998,251
Semtech Corp.*                                 18,154          397,028
Silicon Laboratories, Inc.*                    12,748          450,132
Storage Technology Corp.*                      26,151          826,633
Sybase, Inc.*                                  23,342          465,673
Synopsys, Inc.*                                37,325          732,317
Tech Data Corp.*                               14,262          647,495
Titan Corp.*                                   20,788          336,766
Transaction Systems Architects                  9,197          182,559
Triquint Semiconductor, Inc.*                  33,753          150,200
Utstarcom, Inc.*                               28,043          621,151

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
TECHNOLOGY (Cont'd.)
Vishay Intertechnology, Inc.*                  40,767          612,319
Wind River Systems*                            20,184          273,492
Zebra Technologies Cl A*                       17,602          990,640
                                                          ------------
                                                            38,690,300
                                                          ------------
TELECOMMUNICATIONS (0.4%)
Cincinnati Bell, Inc.*                         60,188          249,780
Telephone & Data Systems, Inc.                 14,084        1,083,764
                                                          ------------
                                                             1,333,544
                                                          ------------
UTILITIES (6.1%)
AGL Resources, Inc.                            18,390          611,284
Alliant Energy Corp.                           28,352          810,867
Aqua America, Inc.                             22,884          562,718
Aquila, Inc.*                                  59,317          218,880
Black Hills Corp.                               7,968          244,458
DPL, Inc.                                      31,043          779,490
Duquesne Light Holdings, Inc.                  18,866          355,624
Energy East Corporation                        36,051          961,841
Equitable Resources, Inc.                      15,079          914,692
Great Plains Energy, Inc.                      18,237          552,216
Hawaiian Electric Inds.                        19,775          576,441
IdaCorp, Inc.                                  10,231          312,762
MDU Resources Group                            28,981          773,213
NSTAR                                          13,057          708,734
National Fuel Gas Co.                          20,269          574,423
Northeast Utilities                            31,505          593,869
OGE Energy Corp.                               21,836          578,872
Oneok, Inc.                                    25,377          721,214
PNM Resources, Inc.                            14,832          375,101
Pepco Holdings, Inc.                           46,116          983,193
Puget Energy, Inc.                             24,463          604,236
Questar Corp.                                  20,684        1,054,057
SCANA Corp.                                    27,566        1,086,100
Sierra Pacific Resources*                      28,820          302,610
Vectren Corporation                            18,647          499,740
WGL Holdings, Inc.                             11,938          368,168
WPS Resources                                   9,175          458,383
Westar Energy, Inc.                            21,075          481,985

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCK:                                  Shares         Value($)
                                               ------         --------
UTILITIES (Cont'd.)
Wisconsin Energy Corp.                         28,718          968,084
                                                          ------------
                                                            18,033,255
                                                          ------------

TOTAL COMMON STOCKS
  (Cost: $220,458,601) 89.8%                               264,483,583
                                                          ------------

----------

*     Non-income producing security.

      MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                           Face
SHORT-TERM DEBT SECURITIES:                                     Rate(%)     Maturity      Amount($)        Value($)
                                                                -------     --------      ---------        --------
U.S. GOVERNMENT (0.4%)
U.S. Treasury Bill (a)                                            2.02      03/03/05        700,000          697,515
U.S. Treasury Bill (a)                                            2.15      02/24/05        500,000          498,384
U.S. Treasury Bill (a)                                            1.67      01/06/05        100,000           99,977
                                                                                                        ------------
                                                                                                           1,295,876
                                                                                                        ------------
U.S. GOVERNMENT AGENCIES (9.8%)

Federal National Mtge Assoc.                                      1.06      01/03/05     28,800,000       28,798,320
                                                                                                        ------------

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $30,094,284) 10.2%                                                30,094,196
                                                                                                        ------------

TEMPORARY CASH INVESTMENTS** (Cost: $10,800)  0.0%(1)                                                        10,800
                                                                                                        ------------

TOTAL INVESTMENTS (Cost: $250,563,685) 100.0%                                                           $294,588,579
                                                                                                        ============

----------

(1)   Less than 0.05%

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

----------

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2004:

                                       Expiration   Underlying Face   Unrealized
                                          Date      Amount at Value   Gain(Loss)
                                          ----      ---------------   ----------

Purchased
86 S&P MidCap 400 Stock Index
  Futures Contracts                    March 2005     $28,610,050      $406,350
                                                      ===========      ========

Face value of futures purchased and outstanding as a percentage of total investments in securities: 9.7%

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
U.S. GOVERNMENT (4.1%)
U.S. Treasury Strip                              AAA           0.00        02/15/17        15,000,000         8,492,955
U.S. Treasury Strip                              AAA           0.00        05/15/14        10,000,000         6,645,920
                                                                                                           ------------
                                                                                                             15,138,875
                                                                                                           ------------
U.S. GOVERNMENT AGENCIES (43.4%)
MORTGAGE-BACKED OBLIGATIONS (32.6%)

FHLMC                                            AAA           8.00        07/15/06            26,586            26,561
FHLMC                                            AAA           4.00        10/15/26         9,000,000         8,876,088
FNMA                                             AAA           8.00        03/01/31           343,640           372,612
FNMA                                             AAA           7.00        09/01/31           352,870           374,076
FNMA                                             AAA           7.00        11/01/31           965,908         1,023,956
FNMA                                             AAA           6.00        04/01/32         1,340,334         1,387,791
FNMA                                             AAA           6.00        04/01/32           869,901           900,701
FNMA                                             AAA           8.00        04/01/32           537,540           580,138
FNMA                                             AAA           7.50        04/01/32           510,515           546,573
FNMA                                             AAA           8.00        04/01/32           122,367           132,492
FNMA                                             AAA           6.50        05/01/32         4,444,528         4,665,065
FNMA                                             AAA           6.00        05/01/32         3,653,718         3,783,085
FNMA                                             AAA           6.50        05/01/32         1,122,270         1,177,957
FNMA                                             AAA           7.50        06/01/32         1,380,709         1,478,230
FNMA                                             AAA           7.00        06/01/32         1,154,791         1,224,164
FNMA                                             AAA           6.00        04/01/33         4,301,167         4,453,459
FNMA                                             AAA           5.00        06/01/33         3,492,844         3,472,355
FNMA                                             AAA           5.50        07/01/33         6,169,109         6,268,314
FNMA                                             AAA           5.50        09/01/33         2,968,881         3,016,623
FNMA                                             AAA           5.50        10/01/33         3,775,190         3,835,898
FNMA                                             AAA           5.00        11/01/33         4,750,065         4,722,202
FNMA                                             AAA           5.00        01/01/34         3,653,943         3,632,509
FNMA                                             AAA           5.50        03/01/34         2,676,664         2,719,707
FNMA                                             AAA           5.00        03/01/34         1,867,156         1,856,204
FNMA                                             AAA           5.50        03/01/34         1,395,657         1,418,101
FNMA                                             AAA           5.00        04/01/34         1,081,941         1,074,022
FNMA                                             AAA           4.50        05/01/34         1,651,852         1,597,600
FNMA                                             AAA           4.50        06/01/34         2,747,938         2,657,688
FNMA                                             AAA           5.50        07/01/34         3,369,963         3,423,228
FNMA                                             AAA           5.50        09/01/34           995,761         1,011,500
FNMA                                             AAA           5.50        09/01/34         2,881,367         2,926,910
FNMA                                             AAA           5.50        10/01/34         6,196,569         6,294,512

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
U.S. GOVERNMENT AGENCIES (Cont'd.)
MORTGAGE-BACKED OBLIGATIONS (Cont'd.)
FNMA                                             AAA           5.00        10/25/15         5,000,000         5,101,560
FNMA                                             AAA           6.50        09/01/16           380,819           403,898
FNMA                                             AAA           6.50        03/01/17         1,823,732         1,934,252
FNMA                                             AAA           6.00        03/01/17           814,518           854,001
FNMA                                             AAA           5.50        04/01/17           513,493           531,259
FNMA                                             AAA           5.50        05/01/17           482,044           498,722
FNMA                                             AAA           6.50        05/01/17           453,594           481,083
FNMA                                             AAA           5.00        04/01/18           954,542           970,733
FNMA                                             AAA           4.50        05/01/18         3,767,839         3,764,327
FNMA                                             AAA           5.00        09/01/18         2,878,188         2,927,008
FNMA                                             AAA           4.50        12/01/18         1,838,023         1,836,310
FNMA                                             AAA           4.50        02/01/19         1,389,993         1,386,441
FNMA                                             AAA           4.00        05/01/19         3,178,368         3,104,694
FNMA                                             AAA           4.50        05/01/19           899,067           896,770
FNMA                                             AAA           4.50        06/01/19         1,281,605         1,278,330
FNMA                                             AAA           4.00        11/25/26         4,750,000         4,675,278
GNMA (1)                                         AAA           6.50        04/15/31           194,045           204,445
GNMA (1)                                         AAA           7.00        09/15/31           229,721           244,167
GNMA (1)                                         AAA           7.00        09/15/31           112,946           120,049
GNMA (1)                                         AAA           6.50        12/15/31           765,690           806,725
GNMA (1)                                         AAA           6.50        04/01/32         1,328,977         1,394,921
GNMA (1)                                         AAA           6.50        05/15/32           325,030           342,453
GNMA (1)                                         AAA           7.00        05/15/32           210,473           223,691
GNMA (1)                                         AAA           5.50        05/01/17         1,046,203         1,082,400
GNMA (1)                                         AAA           6.27        10/16/27         3,000,000         3,297,135
                                                                                                           ------------
                                                                                                            119,290,973
                                                                                                           ------------
NON-MORTGAGE-BACKED OBLIGATION (10.8%)
FFCB                                             AAA           2.88        06/29/06         2,500,000         2,490,700
FFCB                                             AAA           4.15        05/15/13        10,000,000         9,795,050
FHLB                                             AAA           2.88        09/15/06           300,000           298,937
FHLMC                                            AAA           4.50        01/15/13         2,500,000         2,520,878
FHLMC                                            AAA           5.20        03/05/19        10,000,000         9,886,970
FNMA                                             AAA           3.25        02/15/09        15,000,000        14,708,325
                                                                                                           ------------
                                                                                                             39,700,860
                                                                                                           ------------
BASIC MATERIALS (5.7%)
International Paper Co.                          BBB           4.25        01/15/09         2,000,000         2,007,324
Intl. Flavors & Fragrances                       BBB+          6.45        05/15/06         2,500,000         2,599,668

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
BASIC MATERIALS (Cont'd.)
Lyondell Chemical Co.                            B+            10.25       11/01/10         5,000,000         5,750,000
Monsanto Co.                                     A-            4.00        05/15/08         1,500,000         1,504,812
PolyOne Corp.                                    B+            7.50        12/15/15         3,750,000         3,600,000
Praxair, Inc.                                    A-            6.90        11/01/06         5,000,000         5,328,360
                                                                                                           ------------
                                                                                                             20,790,164
                                                                                                           ------------
CONSUMER, CYCLICAL (7.8%)
Centex Corp.                                     BBB-          7.38        06/01/05         5,000,000         5,070,580
Centex Corp.                                     BBB-          8.75        03/01/07         2,000,000         2,191,780
Coors Brewing Co                                 BBB+          6.38        05/15/12         2,000,000         2,198,930
Cox Communications, Inc. Cl A                    BBB-          3.88        10/01/08         2,000,000         1,979,310
Daimlerchrysler                                  BBB           4.05        06/04/08         1,000,000           997,936
Fruit of the Loom, Inc. (2)                      NR            7.00        03/15/11         1,352,599           126,622
Fruit of the Loom, Inc. (2)                      NR            7.38        11/15/23           366,386                37
Harman Intl. Industries, Inc.                    BBB           7.13        02/15/07         1,868,000         1,983,538
Kellwood, Co.                                    BBB-          7.88        07/15/09         4,000,000         4,419,200
May Department Stores Co.                        BBB           4.80        07/15/09         2,000,000         2,033,620
Newell Rubbermaid                                BBB+          4.63        12/15/09         2,500,000         2,523,570
Quebecor World Cap Corp.                         BBB-          4.88        11/15/08         1,500,000         1,513,989
Stanley Works                                    A             3.50        11/01/07           250,000           249,238
Target Corp                                      A+            5.38        06/15/09         3,250,000         3,440,232
                                                                                                           ------------
                                                                                                             28,728,582
                                                                                                           ------------
CONSUMER, NON-CYCLICAL (3.1%)
Coca-Cola Enterprises, Inc.                      A             2.50        09/15/06         2,000,000         1,971,326
General Mills, Inc.                              BBB+          2.63        10/24/06         2,000,000         1,965,994
Kellogg Co.                                      BBB+          2.88        06/01/08         2,000,000         1,942,562
Safeway, Inc.                                    BBB           2.50        11/01/05         1,000,000           994,347
Safeway, Inc.                                    BBB           4.13        11/01/08         1,000,000           994,128
Wal-Mart Stores, Inc.                            AA            6.88        08/10/09         3,000,000         3,368,673
                                                                                                           ------------
                                                                                                             11,237,030
                                                                                                           ------------
ENERGY (1.0%)
Anadarko Petroleum Corp.                         BBB+          3.25        05/01/08         2,000,000         1,965,614
Ocean Energy, Inc.                               BBB           4.38        10/01/07         1,750,000         1,775,578
                                                                                                           ------------
                                                                                                              3,741,192
                                                                                                           ------------
FINANCIAL (23.0%)
American Honda Finance                           A+            3.85        11/06/08         2,000,000         1,994,426
Bank of America Corp.                            A+            4.75        10/15/06         2,000,000         2,048,252
Bear Stearns Cos., Inc.                          A             3.00        03/30/06         2,000,000         1,995,868

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
FINANCIAL (Cont'd.)
Berkley (W.R.) Corp.                             BBB+          8.70        01/01/22         5,000,000         6,097,740
Brandywine Realty Trust                          BBB-          4.50        11/01/09         2,000,000         1,987,160
CIT Group Hldgs Inc.                             A             2.88        09/29/06         2,000,000         1,979,164
CenterPoint PPTS                                 BBB           5.25        07/15/11         2,250,000         2,288,804
Deere Capital Corp.                              A-            3.90        01/15/08         2,500,000         2,517,763
Executive Risk, Inc.                             A             7.13        12/15/07         5,000,000         5,442,615
First Horizon Mtge.                              AAA           5.00        06/25/33         4,943,831         4,969,109
Fairfax Financial Holdings,Ltd                   BB            8.25        10/01/15         2,500,000         2,550,000
First Tennessee Natl. Corp.                      BBB+          4.50        05/15/13         5,000,000         4,805,915
Ford Motor Credit Co.                            BBB-          7.38        10/28/09         3,000,000         3,236,004
GE Capital Corp.                                 AAA           2.75        09/25/06         4,000,000         3,960,864
General Motors Accep Cp Units                    BBB-          0.00        12/01/12        10,000,000         5,726,740
Goldman Sachs Group Inc                          A+            3.88        01/15/09         1,750,000         1,746,036
JP Morgan Chase Bank                             A+            5.63        08/15/06         2,000,000         2,071,982
Lehman Brothers Holdings, Inc.                   A             4.00        01/22/08         2,000,000         2,013,802
Markel Corporation                               BBB-          6.80        02/15/13         1,000,000         1,079,523
Markel Corporation                               BBB-          7.00        05/15/08         1,000,000         1,062,456
Nationwide Health Properties                     BBB-          7.90        11/20/06         5,000,000         5,303,944
Natl Rural Utils Coop Fin Corp                   A+            3.88        02/15/08         1,500,000         1,505,980
Northern Trust Co.                               AA-           2.88        12/15/06         2,500,000         2,479,672
Roslyn Bancorp, Inc.                             BBB-          7.50        12/01/08         1,000,000         1,108,770
SLM Corp.                                        A             4.00        01/15/09         2,250,000         2,248,910
Shurgard Storage Centers, Inc.                   BBB           7.75        02/22/11           750,000           854,300
Simon Property Group Inc.                        BBB+          7.88        03/15/16         5,000,000         5,934,615
Textron Finance Corp.                            A-            2.69        10/03/06         2,000,000         1,971,640
US Bank NA                                       AA-           2.85        11/15/06         1,000,000           991,580
Union Planters Bank                              A+            5.13        06/15/07         2,000,000         2,082,792
                                                                                                           ------------
                                                                                                             84,056,426
                                                                                                           ------------
HEALTHCARE (1.1%)
Baxter International, Inc.                       A-            5.25        05/01/07         2,000,000         2,065,068
Wyeth                                            A             5.50        03/15/13         1,750,000         1,818,815
                                                                                                           ------------
                                                                                                              3,883,883
                                                                                                           ------------
INDUSTRIAL (2.3%)
Deluxe Corp.                                     BBB+          3.50        10/01/07         1,500,000         1,480,682
Seariver Maritime                                AAA           0.00        09/01/12        10,000,000         7,037,770
                                                                                                           ------------
                                                                                                              8,518,452
                                                                                                           ------------

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
TECHNOLOGY (1.1%)
Hewlett-Packard Co.                              A-            5.75        12/15/06         2,000,000         2,082,286
Intl. Business Machines Corp.                    A+            4.88        10/01/06         2,000,000         2,053,658
                                                                                                           ------------
                                                                                                              4,135,944
                                                                                                           ------------
TELECOMMUNICATIONS (0.6%)

Verizon Global                                   A+            4.00        01/15/08         2,000,000         2,016,618
                                                                                                           ------------

TOTAL LONG-TERM DEBT SECURITIES (Cost: $336,938,170) 93.2%                                                  341,238,999
                                                                                                           ------------

              MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                            Face
SHORT-TERM DEBT SECURITIES:                    Rating*       Maturity      Amount($)         Value($)
                                               -------       --------      ---------         --------
U.S. GOVERNMENT AGENCIES (6.5%)
Federal Home Loan Bank                          1.01         01/03/05     23,966,000       23,964,668
                                                                                         ------------

COMMERCIAL PAPER (0.3%)
Kimberly-Clark Worldwide                        2.13         01/03/05        916,000          915,892
                                                                                         ------------

TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $24,880,560) 6.8%                                                                 24,880,560
                                                                                         ------------

TOTAL INVESTMENTS
  (Cost: $361,818,730) 100.0%                                                            $366,119,559
                                                                                         ============

----------

Abbreviations: FFCB = Federal Farm Credit Bank
               FHLB = Federal Home Loan Bank
               FHLMC = Federal Home Loan Mortgage Corporation
               FNMA = Federal National Mortgage Association
               GNMA = Government National Mortgage Association
               NR = Issue not rated by S&P/Moody's

(1)   U. S. Government guaranteed security.

(2) Issuer has filed for Chapter XI bankruptcy law protection; issue is non-income producing.

      The total value of investments not rated and/or below-investment grade as a percentage of the Fund's total investments as of December 31, 2004 is 3.3%.

*     Ratings as per Standard & Poor's Corporation.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
U.S. GOVERNMENT (30.1%)
U.S. Treasury Notes                              AAA           2.75        07/31/06         7,250,000         7,226,494
U.S. Treasury Notes                              AAA           3.00        11/15/07         1,500,000         1,490,742
U.S. Treasury Notes                              AAA           1.63        04/30/05         1,000,000           997,539
                                                                                                           ------------
                                                                                                              9,714,775
                                                                                                           ------------
U.S. GOVERNMENT AGENCIES (51.5%)
MORTGAGE-BACKED OBLIGATIONS (23.7%)
FHLMC                                            AAA           7.50        02/15/07            21,611            21,591
FHLMC                                            AAA           7.00        03/15/07            22,828            22,807
FHLMC                                            AAA           7.75        09/01/07               554               573
FHLMC                                            AAA           7.25        11/01/07               969               980
FHLMC                                            AAA           7.75        05/01/08            89,285            93,666
FHLMC                                            AAA           6.00        10/01/08           130,974           136,538
FHLMC                                            AAA           5.50        04/01/09            97,271            99,755
FHLMC                                            AAA           8.25        10/01/09            26,305            26,619
FHLMC                                            AAA           7.50        07/01/10            11,205            11,892
FHLMC                                            AAA           7.00        02/01/14            74,019            79,281
FHLMC                                            AAA           6.50        04/01/14           310,961           328,498
FHLMC                                            AAA           8.00        05/01/14            20,809            20,822
FHLMC                                            AAA           8.50        09/01/17            16,135            16,890
FHLMC                                            AAA           8.00        09/01/18            66,736            70,227
FHLMC                                            AAA           6.00        02/01/19            73,626            76,645
FHLMC                                            AAA           7.50        03/15/21            51,803            51,745
FHLMC                                            AAA           4.50        03/15/22         2,000,000         2,010,192
FHLMC                                            AAA           4.50        08/15/22           542,474           544,039
FHLMC                                            AAA           4.00        11/15/26           787,772           787,324
FNMA                                             AAA           8.25        10/01/05               502               506
FNMA                                             AAA           8.50        06/01/06            47,128            48,832
FNMA                                             AAA           7.50        07/01/06            18,181            18,437
FNMA                                             AAA           7.50        09/01/06             6,612             6,625
FNMA                                             AAA           7.50        05/01/07             6,547             6,742
FNMA                                             AAA           7.75        03/01/08            26,294            27,115
FNMA                                             AAA           8.00        04/01/08            23,803            25,164
FNMA                                             AAA           6.00        09/01/08            65,023            67,714
FNMA                                             AAA           7.50        09/01/08            32,029            33,262
FNMA                                             AAA           5.50        11/01/08            74,507            77,111
FNMA                                             AAA           5.50        12/01/08            13,506            13,977
FNMA                                             AAA           7.50        01/01/09            10,766            10,886
FNMA                                             AAA           5.50        02/01/09            42,266            43,744

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
U.S. GOVERNMENT AGENCIES (Cont'd.)
MORTGAGE-BACKED OBLIGATIONS (Cont'd.)
FNMA                                             AAA           5.50        06/01/09           122,192           126,479
FNMA                                             AAA           6.00        07/01/09            74,600            77,688
FNMA                                             AAA           6.50        11/01/09            30,772            32,532
FNMA                                             AAA           8.50        12/01/09            31,551            33,680
FNMA                                             AAA           8.25        01/01/10            43,452            44,833
FNMA                                             AAA           6.00        11/01/10            75,451            79,159
FNMA                                             AAA           6.00        01/01/11            41,898            43,632
FNMA                                             AAA           6.00        09/01/12           110,063           115,586
FNMA                                             AAA           6.50        08/01/13            71,645            75,145
FNMA                                             AAA           6.00        07/01/16            24,354            25,657
FNMA                                             AAA           8.75        09/01/16            55,792            57,777
FNMA                                             AAA           8.00        06/01/17            11,049            11,374
FNMA                                             AAA           4.50        10/25/17         1,000,000         1,011,550
FNMA                                             AAA           6.00        12/25/18           168,797           169,556
FNMA                                             AAA           5.00        09/25/22            14,087            14,061
FNMA                                             AAA           6.50        01/25/23           103,180           105,643
FNMA                                             AAA           6.50        12/25/23           200,000           205,745
FNMA                                             AAA           4.00        11/25/26           100,000            99,249
GNMA(1)                                          AAA           7.50        07/15/07            38,478            40,051
GNMA(1)                                          AAA           7.00        08/15/07            64,621            66,858
GNMA(1)                                          AAA           7.50        05/20/08            39,039            40,754
GNMA(1)                                          AAA           6.00        11/15/08            68,312            71,180
GNMA(1)                                          AAA           6.00        06/15/09            39,428            41,342
GNMA(1)                                          AAA           9.00        03/15/10            13,680            14,863
Residential Funding Mtge. Sec.                   AAA           5.00        02/25/33           271,133           271,546
                                                                                                           ------------
                                                                                                              7,656,139
                                                                                                           ------------
NON-MORTGAGE-BACKED OBLIGATION (27.8%)
FFCB                                             AAA           2.88        06/29/06         1,000,000           996,280
FHLB                                             AAA           2.50        03/15/06           500,000           496,707
FHLB                                             AAA           2.88        09/15/06         2,800,000         2,790,077
FHLMC                                            AAA           2.75        08/15/06         1,000,000           993,439
FNMA                                             AAA           2.25        05/15/06         2,000,000         1,976,226
FNMA                                             AAA           2.63        11/15/06         1,000,000           989,130
FNMA                                             AAA           2.38        02/15/07           750,000           736,123
                                                                                                           ------------
                                                                                                              8,977,982
                                                                                                           ------------

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
BASIC MATERIALS (0.3%)
Monsanto Co.                                     A-            4.00        05/15/08           100,000           100,321
                                                                                                           ------------
CONSUMER, CYCLICAL (0.8%)
Caterpillar Fin. Svc.                            A             2.63        01/30/07           250,000           245,625
                                                                                                           ------------
CONSUMER, NON-CYCLICAL (1.4%)
CVS Corp.                                        A-            5.63        03/15/06           150,000           153,809
Coca-Cola Enterprises, Inc.                      A             2.50        09/15/06           100,000            98,566
General Mills, Inc.                              BBB+          2.63        10/24/06           100,000            98,300
Safeway, Inc.                                    BBB           2.50        11/01/05           100,000            99,435
                                                                                                           ------------
                                                                                                                450,110
                                                                                                           ------------
ENERGY (0.6%)
Devon Energy Corporation                         BBB           2.75        08/01/06           100,000            98,828
Ocean Energy, Inc.                               BBB           4.38        10/01/07           100,000           101,462
                                                                                                           ------------
                                                                                                                200,290
                                                                                                           ------------
FINANCIAL (5.5%)
American Express Co.                             A+            5.50        09/12/06           200,000           207,149
Bank of America Corp.                            A+            4.75        10/15/06           100,000           102,413
Bank of Oklahoma                                 BBB           7.13        08/15/07           250,000           270,897
Bear Stearns Cos., Inc.                          A             3.00        03/30/06           100,000            99,793
CIT Group Hldgs., Inc.                           A             2.88        09/29/06           100,000            98,958
GE Capital Corp.                                 AAA           2.75        09/25/06           250,000           247,554
JP Morgan Chase Bank                             A+            5.63        08/15/06           100,000           103,599
Natl. Rural Utils. Coop. Fin. Corp.              A+            3.00        02/15/06           185,000           184,627
Northern Trust Co.                               AA-           2.88        12/15/06           200,000           198,374
Textron Finance Corp.                            A-            2.69        10/03/06           100,000            98,582
US Bank NA                                       AA-           2.85        11/15/06           150,000           148,737
                                                                                                           ------------
                                                                                                              1,760,683
                                                                                                           ------------
HEALTHCARE (1.0%)
Baxter International, Inc.                       A-            5.25        05/01/07           100,000           103,253
Bristol-Myers Squibb Co.                         A+            4.75        10/01/06           200,000           204,505
                                                                                                           ------------
                                                                                                                307,758
                                                                                                           ------------
INDUSTRIAL (1.7%)
Conoco Funding Co.                               A-            5.45        10/15/06           200,000           207,131
Deluxe Corp.                                     BBB+          3.50        10/01/07           250,000           246,780
General Dynamics Corp.                           A             2.13        05/15/06           100,000            98,571
                                                                                                           ------------
                                                                                                                552,482
                                                                                                           ------------

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
TECHNOLOGY (0.6%)
Hewlett-Packard Co.                              A-            5.75        12/15/06           100,000           104,114
Intl. Business Machines Corp.                    A+            4.88        10/01/06           100,000           102,683
                                                                                                           ------------
                                                                                                                206,797
                                                                                                           ------------
UTILITIES (0.6%)
DTE Energy Co.                                   BBB-          6.45        06/01/06           200,000           208,200
                                                                                                           ------------
TOTAL LONG-TERM DEBT SECURITIES
  (Cost: $30,626,653) 94.1%                                                                                  30,381,162
                                                                                                           ------------

----------

*     Ratings as per Standard & Poor's Corporation.

         MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                             Face
SHORT-TERM DEBT SECURITIES:                    Rate(%)       Maturity       Amount($)       Value($)
                                               -------       --------       ---------       --------
U.S. GOVERNMENT AGENCIES (2.9%)
Federal Home Loan Bank                          1.01         01/03/05       957,000           956,947
                                                                                          -----------

TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $956,947) 2.9%                                                                       956,947
                                                                                          -----------

TEMPORARY CASH INVESTMENTS**
  (Cost: $960,900.) 3.0%                                                                      960,900
                                                                                          -----------

TOTAL INVESTMENTS
  (Cost: $32,544,500) 100.0%                                                              $32,299,009
                                                                                          ===========

----------

Abbreviations: FFCB = Federal Farm Credit Bank
               FHLB= Federal Home Loan Bank
               FHLMC= Federal Home Loan Mortgage Corporation
               FNMA= Federal National Mortgage Association
               GNMA = Government National Mortgage Association

(1)   U. S. Government guaranteed security.

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
U.S. GOVERNMENT (4.4%)
U.S. Treasury Notes                              AAA           5.00        08/15/11         3,000,000         3,193,710
                                                                                                           ------------
U.S. GOVERNMENT AGENCIES (61.2%)
MORTGAGE-BACKED OBLIGATIONS (4.4%)
FHLMC                                            AAA           8.00        07/15/06            13,293            13,280
FHLMC                                            AAA           7.00        02/01/14            74,019            79,281
FHLMC                                            AAA           5.00        06/15/17         3,000,000         3,074,430
FNMA                                             AAA           7.00        04/25/07            55,722            57,204
                                                                                                           ------------
                                                                                                              3,224,195
                                                                                                           ------------
NON-MORTGAGE-BACKED OBLIGATION (56.8%)
FHLB                                             AAA           2.75        03/14/08         4,750,000         4,641,933
FHLMC                                            AAA           6.63        09/15/09         5,000,000         5,591,705
FHLMC                                            AAA           5.63        03/15/11         4,000,000         4,323,268
FNMA                                             AAA           4.25        07/15/07        14,000,000        14,293,415
FNMA                                             AAA           3.25        01/15/08         5,000,000         4,961,565
FNMA                                             AAA           3.25        02/15/09         1,500,000         1,470,833
FNMA                                             AAA           6.63        09/15/09         5,500,000         6,141,157
                                                                                                           ------------
                                                                                                             41,423,876
                                                                                                           ------------
BASIC MATERIALS (2.1%)
Cytec Industries, Inc.                           BBB           6.85        05/11/05           500,000           504,824
International Paper Co.                          BBB           4.25        01/15/09           250,000           250,916
Intl. Flavors & Fragrances                       BBB+          6.45        05/15/06           250,000           259,967
Monsanto Co.                                     A-            4.00        05/15/08           500,000           501,604
                                                                                                           ------------
                                                                                                              1,517,311
                                                                                                           ------------
CONSUMER, CYCLICAL (4.8%)
Caterpillar Fin. Svc.                            A             2.63        01/30/07           500,000           491,249
Cox Communications, Inc. Cl A                    BBB-          3.88        10/01/08           500,000           494,828
Daimlerchrysler                                  BBB           4.05        06/04/08           250,000           249,484
Harman Intl. Industries, Inc.                    BBB           7.13        02/15/07           186,000           197,504
May Department Stores Co.                        BBB           4.80        07/15/09           250,000           254,203
Newell Rubbermaid                                BBB+          4.63        12/15/09           500,000           504,714
Stanley Works                                    A             3.50        11/01/07           250,000           249,238
Target Corp.                                     A+            5.38        06/15/09         1,000,000         1,058,533
                                                                                                           ------------
                                                                                                              3,499,753
                                                                                                           ------------
CONSUMER, NON-CYCLICAL (3.8%)
Campbell Soup Co.                                A             5.50        03/15/07           500,000           518,470

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
CONSUMER, NON-CYCLICAL (Cont'd.)
Coca-Cola Enterprises, Inc.                      A             2.50        09/15/06           500,000           492,832
General Mills, Inc.                              BBB+          2.63        10/24/06           500,000           491,499
Kellogg Co.                                      BBB+          2.88        06/01/08           500,000           485,641
Safeway, Inc.                                    BBB           4.13        11/01/08           500,000           497,064
Wal-Mart Stores, Inc.                            AA            6.88        08/10/09           250,000           280,723
                                                                                                           ------------
                                                                                                              2,766,229
                                                                                                           ------------
ENERGY (1.0%)
Anadarko Petroleum Corp.                         BBB+          3.25        05/01/08           500,000           491,404
Ocean Energy, Inc.                               BBB           4.38        10/01/07           250,000           253,654
                                                                                                           ------------
                                                                                                                745,058
                                                                                                           ------------
FINANCIAL (16.7%)
American Honda Finance                           A+            3.85        11/06/08           500,000           498,607
American Express Credit Corp.                    A+            3.00        05/16/08           250,000           244,150
Bank of America Corp.                            A+            4.75        10/15/06           500,000           512,063
Bank of Oklahoma                                 BBB           7.13        08/15/07           350,000           379,255
Berkshire Hathaway Financial                     AAA           4.20        12/15/10           500,000           496,791
Brandywine Realty Trust                          BBB-          4.50        11/01/09           250,000           248,395
Deere Capital Corp.                              A-            3.90        01/15/08           500,000           503,553
FleetBoston Financial Group                      A+            3.85        02/15/08           250,000           251,160
Ford Motor Credit Co.                            BBB-          7.38        10/28/09           750,000           809,001
GE Capital Corp.                                 AAA           2.75        09/25/06           750,000           742,662
General Motors Acceptance Corp.                  BBB-          6.75        01/15/06           500,000           512,940
Heller Financial, Inc.                           AAA           6.38        03/15/06           500,000           517,494
Household Finance Corp.                          A             6.50        01/24/06           500,000           516,884
JP Morgan Chase Bank                             A+            5.63        08/15/06           500,000           517,996
Lehman Brothers Holdings, Inc.                   A             4.00        01/22/08           500,000           503,451
Markel Corporation                               BBB-          7.00        05/15/08           150,000           159,369
Nationwide Health Properties                     BBB-          7.60        11/20/28           350,000           391,428
Nationwide Health Properties                     BBB-          7.90        11/20/06           250,000           265,197
Natl Rural Utils. Coop. Fin. Corp.               A+            3.88        02/15/08           250,000           250,997
Roslyn Bancorp, Inc.                             BBB-          7.50        12/01/08           500,000           554,385
SLM Corp.                                        A             4.00        01/15/09           500,000           499,758
Sprint Capital Corp.                             BBB-          7.13        01/30/06           500,000           520,058
Textron Finance Corp.                            A-            2.69        10/03/06           500,000           492,910
The CIT Group, Inc.                              A             6.50        02/07/06           500,000           517,574

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
FINANCIAL (Cont'd.)
U S Bancorp                                      A+            3.95        08/23/07           500,000           504,805
Union Planters Corp.                             A-            6.75        11/01/05           500,000           514,661
Wells Fargo & Company                            AA-           3.50        04/04/08           250,000           248,431
                                                                                                           ------------
                                                                                                             12,173,975
                                                                                                           ------------
INDUSTRIAL (0.7%)
Deluxe Corp.                                     BBB+          3.50        10/01/07           500,000           493,561
                                                                                                           ------------
TECHNOLOGY (1.4%)
Hewlett-Packard Co.                              A-            5.75        12/15/06           500,000           520,572
Intl. Business Machines Corp.                    A+            4.88        10/01/06           500,000           513,415
                                                                                                           ------------
                                                                                                              1,033,987
                                                                                                           ------------
TELECOMMUNICATIONS (0.7%)
Verizon Global                                   A+            4.00        01/15/08           500,000           504,155
                                                                                                           ------------
TOTAL LONG-TERM DEBT SECURITIES
  (Cost: $70,832,708) 96.8%                                                                                  70,575,810
                                                                                                           ------------

----------

*     Ratings as per Standard & Poor's Corporation.

          MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                               Face
SHORT-TERM DEBT SECURITIES:                    Rate(%)       Maturity         Amount($)        Value($)
                                               -------       --------         ---------        --------
U.S. GOVERNMENT AGENCIES  (2.2%)
Federal Home Loan Bank                           1.01        01/03/05         1,591,000        1,590,912
                                                                                             -----------

TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $1,590,912) 2.2%                                                                      1,590,912
                                                                                             -----------

TEMPORARY CASH INVESTMENTS**
  (Cost:  $750,000) 1.0%                                                                         750,000
                                                                                             -----------

TOTAL INVESTMENTS
  (Cost: $73,173,620) 100.0%                                                                 $72,916,722
                                                                                             ===========

----------

Abbreviations: FHLB = Federal Home Loan Bank
               FHLMC= Federal Home Loan Mortgage Corporation
               FNMA= Federal National Mortgage Association

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                           Shares         Value($)
                                                         ------         --------
BASIC MATERIALS (2.3%)
Du Pont (E.I.) de Nemours & Co.                          74,000        3,629,700
PPG Industries, Inc.                                     35,000        2,385,600
                                                                      ----------
                                                                       6,015,300
                                                                      ----------
CONSUMER, CYCLICAL (8.4%)
Carnival Corp.                                           27,960        1,611,335
Circuit City Group, Inc.                                286,000        4,473,040
Genuine Parts Co.                                        90,000        3,965,400
Staples, Inc.                                           152,000        5,123,920
Target Corp.                                            120,050        6,234,197
                                                                      ----------
                                                                      21,407,892
                                                                      ----------
CONSUMER, NON-CYCLICAL (5.3%)
ConAgra Foods, Inc.                                      56,000        1,649,200
Proctor & Gamble Co.                                     58,200        3,205,656
Wal-Mart Stores, Inc.                                    76,590        4,045,484
Walgreen Co.                                            119,740        4,594,424
                                                                      ----------
                                                                      13,494,764
                                                                      ----------
ENERGY (0.8%)

Anadarko Petroleum Corp.                                 26,000        1,685,060
Exxon Mobil Corp.                                         6,940          355,744
                                                                      ----------
                                                                       2,040,804
                                                                      ----------
FINANCIAL (13.3%)
American Express Co.                                     87,063        4,907,741
Bank of America Corp.                                   126,660        5,951,753
Citigroup, Inc.                                          85,983        4,142,661
Comerica, Inc.                                           58,400        3,563,568
Golden West Financial Corp.                              75,018        4,607,606
J.P. Morgan Chase & Co.                                  69,100        2,695,591
Providian Financial Corp.*                              190,000        3,129,300
Wells Fargo & Company                                    79,623        4,948,569
                                                                      ----------
                                                                      33,946,789
                                                                      ----------
HEALTHCARE (6.8%)
Abbott Laboratories                                     125,541        5,856,488
Biogen Idec, Inc.*                                       23,365        1,556,343
Genzyme Corp. (Genl. Div)*                                8,600          499,402
Guidant Corp.                                            11,373          819,993
Medtronic, Inc.                                          56,285        2,795,676
Pfizer, Inc.                                             69,290        1,863,208
St. Jude Medical, Inc.*                                  37,000        1,551,410

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
HEALTHCARE (Cont'd.)
Wyeth                                                   60,000         2,555,400
                                                                     -----------
                                                                      17,497,920
                                                                     -----------
INDUSTRIAL (7.8%)
General Electric Co.                                   202,020         7,373,718
Grainger (W.W.), Inc.                                   93,000         6,195,660
Tyco International, Ltd.                               144,665         5,170,327
United Parcel Service Cl B                              14,391         1,229,856
                                                                     -----------
                                                                      19,969,561
                                                                     -----------
TECHNOLOGY (12.3%)
Affiliated Computer Svcs.*                              85,842         5,166,831
Dell, Inc.*                                             76,640         3,229,611
EMC Corp.*                                             367,129         5,459,209
First Data Corp.                                        63,172         2,687,338
Intl. Business Machines Corp.                           14,504         1,429,805
Microsoft Corp.                                        173,401         4,631,542
Network Appliance, Inc.*                                58,584         1,946,161
Oracle Corp.*                                          120,516         1,653,481
Sabre Group Holdings, Inc.                              98,044         2,172,656
Texas Instruments, Inc.                                129,317         3,183,786
                                                                     -----------
                                                                      31,560,420
                                                                     -----------
TELECOMMUNICATIONS (2.4%)

Citizens Communications Co.                             62,000           854,980
SBC Communications, Inc.                                73,870         1,903,630
Sprint Corp. (FON Gp.)                                 134,522         3,342,872
                                                                     -----------
                                                                       6,101,482
                                                                     -----------
UTILITIES (1.2%)
CINergy Corp.                                           75,500         3,143,065
                                                                     -----------

TOTAL COMMON STOCKS
  (Cost: $139,854,643) 60.6%                                         155,177,997
                                                                     -----------

----------

*     Non-income producing security.

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
U.S. GOVERNMENT (0.8%)
U.S. Treasury Notes                              AAA           3.88        02/15/13        2,000,000          1,973,282
                                                                                                           ------------
U.S. GOVERNMENT AGENCIES (20.1%)
MORTGAGE-BACKED OBLIGATIONS (14.5%)
FHLMC                                            AAA           8.00        07/15/06            13,293            13,280
FHLMC                                            AAA           5.00        06/15/17         4,000,000         4,099,240
FHLMC                                            AAA           4.00        10/15/26         1,800,000         1,775,218
FNMA                                             AAA           8.00        03/01/31            90,432            98,056
FNMA                                             AAA           7.50        06/01/31            90,280            96,734
FNMA                                             AAA           7.00        09/01/31            97,825           103,704
FNMA                                             AAA           7.00        11/01/31           241,477           255,989
FNMA                                             AAA           7.50        02/01/32            82,208            88,082
FNMA                                             AAA           6.00        04/01/32           341,922           354,028
FNMA                                             AAA           6.00        04/01/32           239,057           247,521
FNMA                                             AAA           7.50        04/01/32           127,616           136,630
FNMA                                             AAA           7.00        04/01/32           125,868           133,429
FNMA                                             AAA           8.00        04/01/32            52,461            56,802
FNMA                                             AAA           8.00        04/01/32            41,349            44,626
FNMA                                             AAA           6.50        05/01/32           326,804           343,020
FNMA                                             AAA           6.50        05/01/32           286,216           300,419
FNMA                                             AAA           6.00        05/01/32           272,665           282,320
FNMA                                             AAA           7.50        06/01/32            97,233           104,101
FNMA                                             AAA           7.00        06/01/32            83,278            88,281
FNMA                                             AAA           6.50        07/01/32           207,243           217,527
FNMA                                             AAA           6.00        04/01/33           753,062           779,726
FNMA                                             AAA           6.00        05/01/33           359,261           371,651
FNMA                                             AAA           5.00        06/01/33         1,479,322         1,470,644
FNMA                                             AAA           5.50        07/01/33         1,081,762         1,099,157
FNMA                                             AAA           5.50        09/01/33           848,252           861,892
FNMA                                             AAA           5.50        10/01/33         1,316,927         1,338,104
FNMA                                             AAA           5.00        11/01/33         1,871,238         1,860,261
FNMA                                             AAA           5.00        03/01/34           420,110           417,646
FNMA                                             AAA           5.50        03/01/34           325,653           330,890
FNMA                                             AAA           5.50        05/01/34         2,337,024         2,373,963
FNMA                                             AAA           4.50        06/01/34           674,932           652,765
FNMA                                             AAA           6.00        06/01/34           536,432           554,969

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
U.S. GOVERNMENT AGENCIES (Cont'd.)
MORTGAGE-BACKED OBLIGATIONS (Cont'd.)
FNMA                                             AAA           5.50        07/01/34           842,491           855,807
FNMA                                             AAA           6.50        07/01/34           434,892           456,220
FNMA                                             AAA           6.00        09/01/34           295,214           305,416
FNMA                                             AAA           5.50        09/01/34           738,812           750,490
FNMA                                             AAA           6.00        10/01/34           458,237           474,072
FNMA                                             AAA           5.50        10/01/34           470,939           478,383
FNMA                                             AAA           5.00        10/25/15         1,000,000         1,020,312
FNMA                                             AAA           6.50        09/01/16           107,410           113,920
FNMA                                             AAA           6.50        03/01/17           136,780           145,069
FNMA                                             AAA           6.00        03/01/17            63,987            67,089
FNMA                                             AAA           5.50        04/01/17           140,044           144,889
FNMA                                             AAA           5.50        05/01/17           120,511           124,680
FNMA                                             AAA           6.50        05/01/17           109,488           116,123
FNMA                                             AAA           6.50        06/01/17           127,722           135,462
FNMA                                             AAA           5.50        06/01/17            60,309            62,396
FNMA                                             AAA           5.00        04/01/18         1,781,813         1,812,036
FNMA                                             AAA           4.50        05/01/18           793,229           792,490
FNMA                                             AAA           5.00        09/01/18           822,339           836,288
FNMA                                             AAA           4.50        12/01/18           643,308           642,708
FNMA                                             AAA           4.50        02/01/19           324,332           323,503
FNMA                                             AAA           4.50        05/01/19           733,449           731,575
FNMA                                             AAA           4.00        05/01/19           387,606           378,621
FNMA                                             AAA           4.00        11/25/26         1,000,000           984,269
GNMA (1)                                         AAA           6.50        04/15/31            51,976            54,762
GNMA (1)                                         AAA           7.00        05/15/31            41,358            43,959
GNMA (1)                                         AAA           7.00        09/15/31            63,540            67,535
GNMA (1)                                         AAA           7.00        09/15/31             8,236             8,754
GNMA (1)                                         AAA           6.50        10/15/31            60,212            63,438
GNMA (1)                                         AAA           6.50        12/15/31            53,733            56,612
GNMA (1)                                         AAA           6.00        03/01/32           128,192           132,733
GNMA (1)                                         AAA           6.50        04/01/32           365,469           383,603
GNMA (1)                                         AAA           6.50        05/15/32            85,127            89,690
GNMA (1)                                         AAA           7.00        05/15/32            54,122            57,521
GNMA (1)                                         AAA           5.50        05/01/17            78,075            80,776
GNMA (1)                                         AAA           6.27        10/16/27         3,000,000         3,297,135
                                                                                                           ------------
                                                                                                             37,039,011
                                                                                                           ------------

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
NON-MORTGAGE-BACKED OBLIGATION (5.6%)
FFCB                                             AAA           2.88        06/29/06         1,000,000           996,280
FHLB                                             AAA           2.88        09/15/06           500,000           498,228
FHLMC                                            AAA           4.50        01/15/13         3,500,000         3,529,229
FNMA                                             AAA           3.25        02/15/09         4,250,000         4,167,359
FNMA                                             AAA           4.38        03/15/13         4,500,000         4,487,688
Suffolk County, New York                         AAA           5.88        11/01/05           750,000           761,355
                                                                                                           ------------
                                                                                                             14,440,139
                                                                                                           ------------
BASIC MATERIALS (2.0%)
International Paper Co.                          BBB           4.25        01/15/09           500,000           501,831
Lyondell Chemical Co.                            B+           10.25        11/01/10           500,000           575,000
Monsanto Co.                                     A-            4.00        05/15/08           500,000           501,604
PolyOne Corp.                                    B+            7.50        12/15/15         1,000,000           960,000
Praxair, Inc.                                    A-            6.90        11/01/06         2,500,000         2,664,180
                                                                                                           ------------
                                                                                                              5,202,615
                                                                                                           ------------
CONSUMER, CYCLICAL (2.0%)
Coors Brewing Co.                                BBB+          6.38        05/15/12           500,000           549,733
Cox Communications, Inc. Cl A                    BBB-          3.88        10/01/08           500,000           494,828
Daimlerchrysler                                  BBB           4.05        06/04/08           250,000           249,484
Fruit of the Loom, Inc. (2)                      NR            7.00        03/15/11           541,040            50,649
Fruit of the Loom, Inc. (2)                      NR            7.38        11/15/23           146,555                15
Kellwood, Co.                                    BBB-          7.88        07/15/09           750,000           828,600
May Department Stores Co.                        BBB           4.80        07/15/09           500,000           508,405
Newell Rubbermaid                                BBB+          4.63        12/15/09           500,000           504,714
Quebecor World Cap Corp.                         BBB-          4.88        11/15/08           500,000           504,663
Stanley Works                                    A             3.50        11/01/07           250,000           249,238
Target Corp.                                     A+            5.38        06/15/09         1,000,000         1,058,533
                                                                                                           ------------
                                                                                                              4,998,862
                                                                                                           ------------
CONSUMER, NON-CYCLICAL (1.0%)
Coca-Cola Enterprises, Inc.                      A             2.50        09/15/06           500,000           492,832
General Mills, Inc.                              BBB+          2.63        10/24/06           500,000           491,499
Kellogg Co.                                      BBB+          2.88        06/01/08           500,000           485,641
Wal-Mart Stores, Inc.                            AA            6.88        08/10/09         1,000,000         1,122,891
                                                                                                           ------------
                                                                                                              2,592,863
                                                                                                           ------------
ENERGY (0.4%)
Anadarko Petroleum Corp.                         BBB+          3.25        05/01/08           500,000           491,404
Ocean Energy, Inc.                               BBB           4.38        10/01/07           500,000           507,308
                                                                                                           ------------
                                                                                                                998,712
                                                                                                           ------------

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
FINANCIAL (10.0%)
American Honda Finance                           A+            3.85        11/06/08           500,000           498,607
American Express Credit Corp.                    A+            3.00        05/16/08           250,000           244,150
Bank of America Corp.                            A+            4.75        10/15/06           500,000           512,063
Bear Stearns Cos., Inc.                          A             3.00        03/30/06           500,000           498,967
Berkley (W.R.) Corp.                             BBB+          8.70        01/01/22         1,500,000         1,829,322
Berkshire Hathaway Financial                     AAA           4.20        12/15/10           500,000           496,791
Brandywine Realty Trust                          BBB-          4.50        11/01/09           500,000           496,790
CIT Group Hldgs., Inc.                           A             2.88        09/29/06           500,000           494,791
CenterPoint PPTS                                 BBB           5.25        07/15/11           500,000           508,623
Deere Capital Corp.                              A-            3.90        01/15/08           500,000           503,553
First Horizon Mtge. Pass Through Tr.             AAA           5.00        06/25/33         1,732,651         1,741,510
Fairfax Financial Holdings, Ltd.                 BB            8.25        10/01/15           500,000           510,000
First Tennessee Natl. Corp.                      BBB+          4.50        05/15/13         1,500,000         1,441,775
FleetBoston Financial Group                      A+            3.85        02/15/08           250,000           251,160
Ford Motor Credit Co.                            BBB-          7.38        10/28/09         1,000,000         1,078,668
GE Capital Corp.                                 AAA           5.45        01/15/13         2,000,000         2,110,926
General Motors Acceptance Corp.                  BBB-          0.00        12/01/12         2,500,000         1,431,685
Goldman Sachs Group, Inc.                        A+            3.88        01/15/09           500,000           498,868
JP Morgan Chase Bank                             A+            5.63        08/15/06           500,000           517,996
Lehman Brothers Holdings, Inc.                   A             4.00        01/22/08           500,000           503,451
Markel Corporation                               BBB-          6.80        02/15/13           250,000           269,880
Markel Corporation                               BBB-          7.00        05/15/08           250,000           265,613
Nationwide Health Properties                     BBB-          7.90        11/20/06         5,000,000         5,303,944
Natl Rural Utils. Coop. Fin. Corp.               A+            3.88        02/15/08           250,000           250,996
Northern Trust Co.                               AA-           2.88        12/15/06         1,000,000           991,868
Roslyn Bancorp, Inc.                             BBB-          7.50        12/01/08           250,000           277,192
SLM Corp.                                        A             4.00        01/15/09           500,000           499,757
Shurgard Storage Centers, Inc.                   BBB           7.75        02/22/11           250,000           284,766
Textron Finance Corp.                            A-            2.69        10/03/06           500,000           492,909
Union Planters Bank                              A+            5.13        06/15/07           500,000           520,697
Wells Fargo & Company                            AA-           3.50        04/04/08           250,000           248,430
                                                                                                           ------------
                                                                                                             25,575,748
                                                                                                           ------------
HEALTHCARE (0.4%)

Baxter International, Inc.                         A-          5.25        05/01/07           500,000           516,267
Wyeth                                              A           5.50        03/15/13           500,000           519,662
                                                                                                           ------------
                                                                                                              1,035,929
                                                                                                           ------------

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                             Face
LONG-TERM DEBT SECURITIES:                     Rating*       Rate(%)       Maturity         Amount($)         Value($)
                                               -------       -------       --------         ---------         --------
INDUSTRIAL (1.0%)
Deluxe Corp.                                     BBB+          3.50        10/01/07           500,000           493,561
Seariver Maritime                                AAA           0.00        09/01/12         3,000,000         2,111,331
                                                                                                           ------------
                                                                                                              2,604,892
                                                                                                           ------------
TECHNOLOGY (0.4%)
Hewlett-Packard Co.                              A-            5.75        12/15/06           500,000           520,572
Intl. Business Machines Corp.                    A+            4.88        10/01/06           500,000           513,415
                                                                                                           ------------
                                                                                                              1,033,987
                                                                                                           ------------
TELECOMMUNICATIONS (0.2%)
Verizon Global                                   A+            4.00        01/15/08           500,000           504,155
                                                                                                           ------------
TOTAL LONG-TERM DEBT SECURITIES
  (Cost: $97,899,547) 38.3%                                                                                  98,000,195
                                                                                                           ------------

            MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                               Face
SHORT-TERM DEBT SECURITIES:                    Rate(%)       Maturity         Amount($)         Value($)
                                               -------       --------         ---------         --------
U.S. GOVERNMENT AGENCIES (0.8%)
Federal National Mtge. Assoc.                   1.06         01/03/05         2,090,000          2,089,878
                                                                                              ------------

COMMERCIAL PAPER (0.2%)
Archer Daniels Midland                          2.15         01/03/05           570,000            569,932
                                                                                              ------------

TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $2,659,810) 1.0%                                                                        2,659,810
                                                                                              ------------

TEMPORARY CASH INVESTMENTS**
  (Cost: $222,400) 0.1%                                                                            222,400
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost: $240,636,400) 100.0%                                                                 $256,060,402
                                                                                              ============

----------

Abbreviations: FFCB = Federal Farm Credit Bank
               FHLB= Federal Home Loan Bank
               FHLMC= Federal Home Loan Mortgage Corporation FNMA= Federal National Mortgage Association GNMA = Government National Mortgage Association NR = Issue not rated by either S&P or Moody's

(1)   U.S. Government guaranteed security.

(2) Issuer has filed for Chapter XI bankruptcy law (or equivalent) protection; issue is non-income producing.

The total value of investments not rated and or below-investment grade as a percentage of the Fund's total investments as of December 31, 2004 is 0.8%

** The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2004 was 1.74%.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
BASIC MATERIALS (6.4%)
A. Schulman, Inc.                                       92,400         1,978,284
Allegheny Technologies, Inc.                            44,000           953,480
Cleveland-Cliffs, Inc.                                   8,020           832,957
Coeur D'Alene Mines Corp.*                             187,444           736,655
Commercial Metals Co.                                   17,710           895,418
Cytec Industries, Inc.                                  50,410         2,592,082
FMC Corp.*                                              41,738         2,015,945
Georgia Gulf Corp.                                      84,296         4,197,941
Graftech International, Ltd.*                          265,610         2,512,671
Lone Star Technologies, Inc.*                           39,217         1,312,201
Longview Fibre Co.                                     105,440         1,912,682
Lubrizol Corp.                                          48,770         1,797,662
Matthews Intl. Corp. Cl A                               19,770           727,536
Steel Dynamics, Inc.                                    20,440           774,267
The Mosaic Co.*                                         34,384           561,147
                                                                    ------------
                                                                      23,800,928
                                                                    ------------
CONSUMER, CYCLICAL (14.3%)
Aaron Rents, Inc.                                      116,710         2,917,750
American Eagle Outfitters                               22,103         1,041,051
Boyd Gaming Corp.                                       44,715         1,862,380
Buffalo Wild Wings, Inc.*                               55,729         1,939,926
CNET Networks, Inc.*                                    62,335           700,022
CSK Auto Corp.*                                        120,410         2,015,663
Cache, Inc.*                                            54,497           982,036
Catalina Marketing Corp.                                22,180           657,193
Celebrate Express, Inc.*                                75,311         1,430,909
Collins & Aikman Corp.*                                189,240           825,086
Crown Holdings, Inc.*                                  473,831         6,510,438
Deckers Outdoor Corp.*                                  23,830         1,119,772
Dick's Sporting Goods, Inc.*                            48,375         1,700,381
Fossil, Inc.*                                           46,905         1,202,644
Guitar Center, Inc.*                                    42,568         2,242,908
Harris Interactive*                                     72,140           569,906
Hibbett Sporting Goods, Inc.*                           59,090         1,572,385
Jacuzzi Brands, Inc.*                                  321,250         2,794,875
Lithia Motors, Inc. Cl A                                28,020           751,496
Monaco Coach Corp.                                      29,770           612,369

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
CONSUMER, CYCLICAL (Cont'd.)
P.F. Changs China Bistro, Inc.*                         36,660         2,065,791
Petco Animal Supplies, Inc.*                            49,176         1,941,468
Pinnacle Entertainment, Inc.*                           61,332         1,213,147
Proquest Company*                                       20,904           620,849
Quiksilver, Inc.*                                       62,470         1,860,981
Red Robin Gourmet Burgers*                              23,858         1,275,687
Regent Communications, Inc.*                           102,790           544,787
Shopko Stores, Inc.*                                   132,450         2,474,166
Sunterra Corporation*                                  161,600         2,268,864
The Steak N Shake Company*                              91,814         1,843,625
The Warnaco Group, Inc.*                                78,191         1,688,926
Thor Industries, Inc.                                   21,071           780,681
Wolverine World Wide, Inc.                              50,586         1,589,412
                                                                    ------------
                                                                      53,617,574
                                                                    ------------
CONSUMER, NON-CYCLICAL (4.5%)
Alkermes, Inc.*                                         50,550           712,250
Chiquita Brands Intl., Inc.                            136,800         3,017,808
Conmed Corp.*                                           26,970           766,487
Longs Drug Stores Corp.                                 86,820         2,393,627
MGI Pharma, Inc.,*                                     102,600         2,873,826
Medicines Company*                                      24,854           715,795
Phase Forward, Inc.*                                   112,279           917,319
Serologicals Corp.*                                     67,903         1,502,014
Walter Industries, Inc.                                112,030         3,778,772
                                                                    ------------
                                                                      16,677,898
                                                                    ------------
ENERGY (3.7%)
Brigham Exploration Company*                            10,790            97,110
Denbury Resources, Inc.*                                55,088         1,512,166
Frontier Oil Crop                                       51,106         1,362,486
Grey Wolf, Inc.*                                       119,949           632,131
Plains Exploration & Prod. Co.                          55,160         1,434,160
Range Resources Corp.                                  182,767         3,739,413
Southern Union Co.*                                    102,961         2,469,005
Stone Energy Corp.*                                     17,000           766,530
Unisource Energy Corp.                                  80,250         1,934,828
                                                                    ------------
                                                                      13,947,829
                                                                    ------------

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
FINANCIAL (20.0%)
Accredited Home Lenders*                                42,580         2,115,374
Alabama National Bancorp                                32,686         2,108,247
American Home Mortgage Inv.                             67,760         2,320,780
Amli Residential Properties                             59,890         1,916,480
Argonaut Group, Inc.*                                   34,140           721,378
Assured Guaranty Co.*                                  120,910         2,378,300
Bank Mutual Corp.                                       68,140           829,264
BankAtlantic Bancorp, Inc. Cl A                        152,050         3,025,795
Banner Corporation                                      45,210         1,410,100
Brookline Bankcorp                                     157,860         2,576,275
Capital Automotive REIT                                 60,550         2,151,039
Carramerica Realty Corp.                                36,290         1,197,570
Choice Hotels Intl., Inc.                               18,580         1,077,640
Columbia Banking System                                 43,215         1,079,943
Conseco, Inc.*                                          70,880         1,414,056
Direct General Corp.                                    76,120         2,443,452
Equity Inns, Inc.                                      213,170         2,502,616
Equity One, Inc.                                        38,300           908,859
FNB Corp.                                               36,552           744,199
First Financial Holdings, Inc.                          15,140           495,684
First Niagara Financial Grp.                           162,300         2,264,085
First State Banck Corporation                           41,010         1,507,528
Gladstone Capital Corp.                                 15,243           361,259
Glimcher Realty Trust                                   11,230           311,183
Highwoods Properties, Inc.                              74,340         2,059,218
KNBT Bancorp, Inc.                                      95,200         1,608,880
LandAmerica Financial Group                             57,880         3,121,468
Luminent Mortgage Capital, Inc.                         68,880           819,672
MAF Bancorp                                             55,300         2,478,546
Medical Properties of America*                         130,600         1,338,650
Mid-America Apt .Communities                            51,470         2,121,593
National Financial Partners                             22,360           867,568
New Century Financial Corp.                             10,457           668,307
Pennsylvania REIT                                       46,090         1,972,652
PrivateBancorp, Inc.                                    75,717         2,440,359
Provident Financial Services                           137,000         2,653,690
Santander Bancorp                                       52,635         1,587,472
Sterling Financial Corp.*                               69,381         2,723,898

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
FINANCIAL (Cont'd.)
Stewart Information Services                            51,190         2,132,064
Sws Group, Inc.                                         62,700         1,374,384
Texas Capital Bancshares*                              100,728         2,177,739
Texas Regional Bancshares                               66,637         2,177,697
TrustCo Bank Corp. (N.Y.)                               28,038           386,644
W Holdind Co., Inc.                                    102,330         2,347,450
                                                                    ------------
                                                                      74,919,057
                                                                    ------------
HEALTHCARE (8.2%)
Able Laboratories, Inc*                                 51,350         1,168,213
Adolor Corporation*                                     43,905           435,538
Advanced Medical Optics, Inc.*                          64,474         2,652,460
Align Technology, Inc.*                                 87,690           942,668
Amsurg Corp.*                                           24,725           730,377
Amylin Pharmaceuticals, Inc.*                           36,483           852,243
Apria Healthcare Group, Inc.*                           21,400           705,130
Auxilium Pharmaceuticals, Inc.                         113,270         1,002,440
Bioenvision, Inc.*                                      90,060           806,938
CV Therapeutics, Inc.*                                  48,878         1,124,194
Caliper Life Sciences, Inc.*                           195,120         1,469,254
Centene Corporation*                                    80,586         2,284,613
Cubist Pharmaceuticals, Inc.*                           66,743           789,570
Dendreon Corp.*                                         84,532           911,255
First Health Group Corp.*                               44,975           841,482
GTC Biotherapeutics*                                   268,571           408,228
Immunicon Corp.*                                       124,426           868,493
Inspire Pharmaceuticals, Inc.*                          38,700           648,999
Kensey Nash Corp.*                                      28,226           974,644
Par Pharmaceutical Cos., Inc.*                          16,591           686,536
Rigel Pharmaceuticals, Inc.*                            30,318           740,366
Select Medical Corp.                                    47,202           830,755
Telik, Inc.*                                            86,529         1,656,165
Transkarayotic Therapies, Inc.                          44,467         1,129,017
United Surgical Partners, Inc.                          20,688           862,690
Valeant Pharmaceuticals                                 29,001           764,176
Ventana Medical Systems, Inc.*                          29,651         1,897,367
VistaCare, Inc. Cl A*                                   35,150           584,545
Wright Medical Group, Inc.*                             60,657         1,728,725
                                                                    ------------
                                                                      30,497,081
                                                                    ------------

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
INDUSTRIAL (20.3%)
American Italian Pasta Co.                              67,250         1,563,563
Apogee Enterprises, Inc.                               191,610         2,569,490
Applied Industrial Tech., Inc.                          47,475         1,300,815
Audiovox Corp. Cl A*                                   153,382         2,420,368
Aviall, Inc.*                                           27,750           637,418
Benchmark Electronics*                                  96,716         3,298,016
Cal Dive International, Inc.*                           33,875         1,380,406
Champion Enterprises, Inc.*                            308,100         3,641,742
Ciber, Inc.*                                           248,997         2,400,331
Digital River, Inc.*                                    32,716         1,361,313
Dycom Industries, Inc.*                                 86,780         2,648,526
Engineered Support Systems                              51,214         3,032,893
Esterline Technologies*                                 68,300         2,229,995
Gardner Denver Machinery*                               24,840           901,444
General Cable Corp.*                                   347,740         4,816,199
Hydril Company*                                         28,095         1,278,603
Kerzner International, Ltd.*                            25,502         1,531,395
Kirby Corp.*                                            74,614         3,311,369
Landstar System, Inc.*                                  38,393         2,827,261
Laureate Education, Inc.*                               50,035         2,206,043
MKS Instruments, Inc.*                                  36,038           668,505
Mine Safety Appliances Co.                              40,413         2,048,939
Molecular Devices Corp.*                                36,786           739,399
Mykrolis Corp.*                                        118,064         1,672,967
Northwest Airlines Corp.*                              195,130         2,132,771
Noven Pharmaceuticals*                                  38,029           648,775
Optical Communication Product                            4,340            10,850
Penn National Gaming, Inc.*                             25,810         1,562,796
RailAmerica, Inc.*                                     277,670         3,623,594
Siligan Holdings, Inc.                                  59,290         3,614,318
Spherion Corp.*                                        228,340         1,918,056
TTM Technologies*                                      113,747         1,342,215
Trinity Industries                                      78,660         2,680,733
Triumph Group, Inc.*                                    35,690         1,409,755
UTI Worldwide, Inc.*                                    36,032         2,450,897
Universal Forest Products                               58,110         2,521,974
Us Home Systems, Inc.*                                  67,480           415,002
Veeco Instruments, Inc.*                                44,490           937,404

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
INDUSTRIAL (Cont'd.)
Woodhead Industries, Inc.                                2,070            33,182
                                                                    ------------
                                                                      75,789,322
                                                                    ------------
TECHNOLOGY (15.6%)
ASE Test Limited*                                      172,714         1,167,547
Aeroflex, Inc.*                                         80,600           976,872
Angiotech Pharmaceuticals*                              37,089           682,808
Anixter International, Inc.                             50,510         1,817,855
Ask Jeeves, Inc.*                                       26,121           698,737
Avid Technology, Inc.*                                  32,621         2,014,347
Brocade Communication Sys.*                            114,768           876,828
CACI International*                                     11,438           779,271
CMG Information Services, Inc.                         324,659           827,880
Callwave, Inc.*                                         45,316           699,679
Cognex Corp                                             20,650           576,135
Concord Communications, Inc.*                           70,740           783,799
Credence Systems Corp.*                                 70,400           644,160
Cypress Semiconductor Corp.*                           290,567         3,408,351
DRS Technologies, Inc*                                  56,110         2,396,458
DSP Group, Inc.*                                        29,479           658,266
Electronics For Imaging, Inc.*                          35,255           613,790
Embarcardero Technologies, Inc.                        165,745         1,559,660
Exelixis, Inc*                                          57,899           550,041
F5 Networks, Inc.*                                      13,160           641,155
Gartner, Inc.*                                          53,550           667,233
Hyperion Solutions, Corp.*                              46,194         2,153,564
Informatica Corp.*                                      78,620           638,394
Infospace.Com, Inc.*                                    13,541           643,875
Integrated Device Tech., Inc.*                         134,057         1,549,699
Integrated Silicon Solution*                           111,056           910,659
Interdigital Comm. Corp.*                               31,031           685,785
Kronos, Inc.*                                           14,020           716,843
Lecroy Corp.*                                           73,105         1,706,271
Lionbridge Technologies, Inc.*                         150,029         1,008,195
Macrovision Corp.*                                      27,334           703,030
Mentor Graphics Corp.*                                  56,742           867,585
Micrel, Inc.*                                          156,743         1,727,308
Micros Systems, Inc.*                                    8,960           699,418
On Semiconductor*                                      242,272         1,099,915

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                          Shares          Value($)
                                                        ------          --------
TECHNOLOGY  (Cont'd.)
PalmSource, Inc.*                                       61,905           788,670
Parametric Technology Corp.*                           328,925         1,937,368
Perot Systems Corp. Cl A*                               32,100           514,563
Powerwave Technologies, Inc.*                           92,040           780,499
RF Micro Devices*                                      117,567           804,158
RSA Security, Inc.*                                     29,600           593,776
RealNetworks, Inc.*                                     90,104           596,488
Silicon Image, Inc.*                                    78,935         1,299,269
Skyworks Solutions, Inc.*                              239,716         2,260,521
Synaptics, Inc.*                                        34,041         1,040,973
Titan Corp.*                                            43,762           708,944
Trimble Navigation, Ltd*                                24,162           798,312
Viasat, Inc.*                                           71,594         1,737,585
Websense, Inc.*                                         29,067         1,474,277
Western Digital Corp.*                                 182,330         1,976,457
Wireless Facilities, Inc.*                              71,737           677,197
Xenogen Corporation*                                   110,800           775,600
aQuantive, Inc.*                                       141,389         1,264,018
                                                                    ------------
                                                                      58,180,088
                                                                    ------------
TELECOMMUNICATIONS (1.0%)
CT Communications, Inc.                                 48,460           596,058
Ivillage, Inc*                                         151,230           934,601
SpectraLink Corporation                                119,650         1,696,637
Surewest Communications                                 17,500           496,125
                                                                    ------------
                                                                       3,723,421
                                                                    ------------
UTILITIES (3.0%)
Avista Corp.                                            47,540           840,032
Energen Corp.                                           48,430         2,854,949
PNM Resources, Inc.                                    114,690         2,900,510
Southwestern Energy Co.*                                45,199         2,291,137
Westar Energy, Inc.                                     99,360         2,272,363
                                                                    ------------
                                                                      11,158,991
                                                                    ------------

TOTAL COMMON STOCKS (Cost: $316,390,189) 97.0%                       362,312,189
                                                                    ------------

----------

*     Non-income producing security.

        MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

                                                                                  Face
SHORT-TERM DEBT SECURITIES:                         Rate(%)       Maturity      Amount($)        Value($)
                                                    -------       --------      ---------        --------
U.S. GOVERNMENT AGENCIES (3.0%)
Federal National Mtge. Assoc.                         1.06        01/03/05     11,280,000        11,279,342
                                                                                               ------------
TOTAL SHORT-TERM DEBT SECURITIES
  (Cost: $11,279,342) 3.0%                                                                       11,279,342
                                                                                               ------------
TOTAL INVESTMENTS
  (Cost: $327,669,531) 100.0%                                                                  $373,591,531
                                                                                               ============

     MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                           Shares         Value($)
                                                         ------         --------
DIVERSIFIED MUTUAL FUNDS (100%)
Mutual of America Investment Corporation
Bond Fund                                               1,942,742      2,507,867
Mid Term Bond Fund                                      2,651,479      2,504,722
Equity Index Fund                                         990,433      2,096,297
Short Term Bond Fund                                    1,223,595      1,251,008
                                                                      ----------

TOTAL INVESTMENTS (Cost: $8,318,727) 100%                             $8,359,894
                                                                      ==========

       MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                           Shares         Value($)
                                                         ------         --------
DIVERSIFIED MUTUAL FUNDS (100%)
Mutual of America Investment Corporation
Equity Index Fund                                       6,196,563     13,115,310
Bond Fund                                               8,681,890     11,207,365
Mid Term Bond Fund                                      7,899,705      7,462,464
Mid Cap Equity Index Fund                               3,876,979      5,665,558
                                                                     -----------

TOTAL INVESTMENTS (Cost: $36,771,402) 100%                           $37,450,697
                                                                     ===========

      MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
                     PORTFOLIO OF INVESTMENTS IN SECURITIES
                               DECEMBER 31, 2004

COMMON STOCKS:                                           Shares         Value($)
                                                         ------         --------
DIVERSIFIED MUTUAL FUNDS (100%)
Mutual of America Investment Corporation
Equity Index Fund                                       6,293,894     13,321,315
Bond Fund                                               5,716,282      7,379,091
Mid-Cap Equity Index Fund                               4,083,221      5,966,946
Aggressive Equity Fund                                  1,697,875      2,980,901
                                                                     -----------

TOTAL INVESTMENTS (Cost: $28,473,839) 100%                           $29,648,253
                                                                     ===========

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

      Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

      Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

           Not applicable.

ITEM 10.   CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

      (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

      Attached hereto:

      (a)(1) Exhibit 99       Codes of Ethics

         (2) Exhibit 99.CERT

                                 Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

         (3) Not applicable.

      (b)    Exhibit 99.906CERT  Certifications pursuant to Section 906 of the
                                 Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

             Exhibit 99.REPT Report of Independent Registered Public Accounting Firm

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      Mutual of America Investment Corporation

By:   /s/ MANFRED ALTSTADT
      ----------------------------------------
      Manfred Altstadt
      Chairman of the Board,
      President and Chief Executive Officer of
      Mutual of America Investment Corporation

Date: February 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ MANFRED ALTSTADT
      ----------------------------------------
      Manfred Altstadt
      Chairman of the Board,
      President and Chief Executive Officer of
      Mutual of America Investment Corporation

Date: February 28, 2005

By:   /s/ JOHN R. GREED
      ----------------------------------------
      John R. Greed
      Executive Vice President,
      Chief Financial Officer and Treasurer of
      Mutual of America Investment Corporation

Date: February 28, 2005